     As filed with the Securities and Exchange Commission on August 31, 2009

                              File Nos. 333-______
                                        811-07332

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                       Pre-Effective Amendment No. ______
                       Post-Effective Amendment No. ______

                        (Check appropriate box or boxes)

                         Barclays Global Investors Funds
               (Exact Name of Registrant as Specified in Charter)

                                 1-877-244-1544
                        (Area Code and Telephone Number)

                                400 Howard Street
                             San Francisco, CA 94105
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                     c/o State Street Bank and Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

                                   Copies to:
                             Leonard A. Pierce, Esq.
                    Wilmer Cutler Pickering Hale and Dorr LLP
                                 60 State Street
                           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this filing will become effective on September 30, 2009 pursuant to Rule 488 under the Securities Act of 1933.

                         BARCLAYS GLOBAL INVESTORS FUNDS
                             LifePath 2010 Portfolio
                          LifePath Retirement Portfolio

                               September 30, 2009

                              IMPORTANT INFORMATION

Dear Shareholder:

     I am writing to inform you about a reorganization that will affect your investment in the LifePath 2010 Portfolio ("your fund"). As the target date of the LifePath 2010 Portfolio approaches in 2010 (as indicated in the LifePath 2010 Portfolio's name), the investment objective, policies and strategies of the LifePath 2010 Portfolio are converging with the investment objective, policies and strategies of the LifePath Retirement Portfolio. Barclays Global Investors, N.A. ("BGI") serves as the administrator of the LifePath 2010 Portfolio and the LifePath Retirement Portfolio, each a series of Barclays Global Investors Funds (the "Trust")./1/ Rather than run two separate funds with the same portfolio allocation, BGI intends to reorganize the LifePath 2010 Portfolio into the LifePath Retirement Portfolio as provided in an Agreement and Plan of Reorganization (the "Agreement"), approved by the Board of Trustees of the Trust (the "Board").

     The enclosed combined information statement and prospectus contains information about the reorganization of your fund into the LifePath Retirement Portfolio. As a result of the reorganization, you will receive shares of the same class in the LifePath Retirement Portfolio equal in value to the value of your shares of the same class you hold in the LifePath 2010 Portfolio on the closing date of the reorganization, and you will become a shareholder of the LifePath Retirement Portfolio, which has an investment objective, policies and strategies substantially the same as to your fund. We expect that this reorganization will enable the combined fund to operate more efficiently in the future.

Why is the Reorganization Taking Place?

     In approving the reorganization, the Board determined that the reorganization is in the best interests of the shareholders of your fund and the LifePath Retirement Portfolio and that the interests of each fund's shareholders will not be diluted as a result of the reorganization. Both funds are part of the LifePath investment program pursuant to which your fund will have the

----------
/1/ The LifePath 2010 Portfolio and the LifePath Retirement Portfolio each operate in a master-feeder structure and invest all of their assets in corresponding Master Portfolios -- the LifePath 2010 Master Portfolio and the LifePath Retirement Portfolio, respectively. Each of these Master Portfolios is a series of Master Investment Portfolio and is advised by Barclays Global Fund Advisors (the "Adviser"). For simplicity's sake, all discussion of investment objectives, strategies and risks of the LifePath 2010 Portfolio and the LifePath Retirement Portfolio refers also to the investment objectives, strategies and risks of their corresponding Master Portfolios, unless otherwise indicated. The LifePath 2010 Master Portfolio is also being reorganized into the LifePath Retirement Master Portfolio in connection with the reorganization of the LifePath 2010 Portfolio into the LifePath Retirement Portfolio.

same investment objective, investment policies, strategies and restrictions, and will be subject to the same investment risks, as the LifePath Retirement Portfolio as the target date of your fund approaches in 2010 (as indicated in your fund's name). The portfolio management of a larger combined fund may be easier than for two separate smaller funds.

No Change in Investment Adviser or Portfolio Managers and No Impact on Fund Fees and Expenses as a Result of the Reorganization

     The Adviser will continue as the investment adviser of the combined fund after the reorganization and no change in portfolio managers will result from the reorganization. In addition, no increase in advisory, administration or other fee rates will result from the reorganization. Your fund and the LifePath Retirement Portfolio have the same expense structure, the same types of fees, the same fee rates and the same or substantially the same annual fund operating expense ratios.

No Shareholder Action Required as a Result of the Reorganization

     In accordance with the Trust's declaration of trust and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940 ("Investment Company Act")), the reorganization may be effected without the approval of shareholders of either fund. Prior to the reorganization, you may purchase and redeem shares of your fund as usual in accordance with the procedures described in the enclosed prospectus for the funds. On or about November 20, 2009, the expected closing date of the reorganization, your fund will transfer all of its assets and liabilities to the LifePath Retirement Portfolio, and your shares in the LifePath 2010 Portfolio will automatically be exchanged for shares of the LifePath Retirement Portfolio. This will not be a taxable transaction for federal income tax purposes and you will not recognize gain or loss upon the exchange of your shares as part of this transaction. The basis of the shares in the LifePath Retirement Portfolio exchanged for your shares in your fund will be the same as the basis of your shares in your fund.

     Please note that on June 16, 2009, Barclays PLC, the ultimate parent company of BGI and the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser, BGI and certain affiliated companies, to BlackRock, Inc. (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. Under the Investment Company Act, completion of the BlackRock Transaction will cause the automatic termination of the LifePath 2010 Master Portfolio's and the LifePath Retirement Master Portfolio's current investment advisory agreements with the Adviser. In order for the investment management of each such Master Portfolio and Portfolio to continue uninterrupted, the Board of Trustees of the Master Portfolios (the "Master Portfolios' Board") will be asked to approve a new investment advisory agreement for each such Master Portfolio. If approved by the Master Portfolios' Board, the new investment advisory agreement will be submitted for approval by the investors in such Master Portfolios, including the LifePath 2010 Portfolio and each LifePath Retirement Portfolio. Each such Portfolio will in turn call a meeting of its shareholders at which shareholders will vote to instruct the Portfolio how to vote on the applicable Master Portfolio's new investment advisory agreement. The BlackRock Transaction and the reorganization are separate and independent transactions.

     If you have any questions or need additional information, please contact SEI Distributors Inc. at 1-877-244-1544.

                                        Sincerely,


                                        /s/ H. Michael Williams
                                        ---------------------------------------
                                        H. Michael Williams
                                        President and Trustee

                         Barclays Global Investors Funds

                              INFORMATION STATEMENT
                           For LifePath 2010 Portfolio

                                   PROSPECTUS
                        for LifePath Retirement Portfolio
                               September 30, 2009

                                400 Howard Street
                             San Francisco, CA 94105
                                 1-877-244-1544

     This combined information statement and prospectus (the "Information Statement/Prospectus") is being furnished to you because you are a shareholder of the LifePath 2010 Portfolio (the "Acquired Fund" or "your fund"), a series of Barclays Global Investors Funds (the "Trust"). As provided in an Agreement and Plan of Reorganization (the "Agreement"), your fund will be reorganized into another series of the Trust, the LifePath Retirement Portfolio (the "Acquiring Fund" and, together with the LifePath 2010 Portfolio, the "funds"). In exchange for your shares of your fund, you will receive shares of the same class in the LifePath Retirement Portfolio equal in value to the value of your shares of the same class in your fund.

     The Board of Trustees (the "Board") of the Trust determined that the reorganization is in the best interests of the funds and their respective shareholders, and that the interests of each fund's shareholders will not be diluted as a result of the reorganization. For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund.

     This Information Statement/Prospectus sets forth concisely the information about the Acquiring Fund you should know before the reorganization and should be retained for future reference. It is both your fund's information statement and a prospectus for the Acquiring Fund. This Information Statement/Prospectus is being mailed on or about October 5, 2009 to the shareholders of record of your fund as of the close of business on September 18, 2009 (the "Shareholders").

     Additional information (a) with respect to the Acquiring Fund is set forth in the Statement of Additional Information relating to and dated the date of this Information Statement/Prospectus, which is incorporated herein by reference and (b) with respect to the funds is contained in the prospectuses dated May 1, 2009 as supplemented from time to time (collectively, the "May 2009 Prospectus"), included herein, as well as in the statement of additional information relating to and dated the date of the May 2009 Prospectus as supplemented from time to time, which is incorporated therein by reference. A copy of the funds' Annual Report for the fiscal year ended December 31, 2008 was previously mailed to the shareholders of the funds on or about February 27, 2009 and is incorporated by reference herein.

A copy of the funds' Semi-Annual Report for the period ended June 30, 2009 was previously mailed to the shareholders of the funds on or about August 28, 2009 and is incorporated by reference herein. Additional copies of these documents may be obtained without charge by writing the Trust at Barclays Global Investors Fund, c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, PA 19456, by e-mail to BGIFunds@barclaysglobal.com, or by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free).

     Information about each fund (including its statement of additional information) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission ("SEC") in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     No vote of the Shareholders will be taken with respect to the matters described in this Information Statement/Prospectus. THE TRUST IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE TRUST WITH RESPECT TO THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT/PROSPECTUS.

     AS WITH ALL MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES SUBJECT TO THIS INFORMATION STATEMENT/PROSPECTUS OR DETERMINED WHETHER THE INFORMATION IN THIS INFORMATION STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                                TABLE OF CONTENTS

Summary .................................................................     1
The Reorganization ......................................................     6
Capitalization ..........................................................    10
Board's Evaluation and Recommendation ...................................    11
Ownership of Shares of the Funds ........................................    11
Experts .................................................................    11
Exhibit A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION ................   A-1
Exhibit B - EXPENSES AND RELATED INFORMATION ............................   B-1
Exhibit C - PERFORMANCE INFORMATION .....................................   C-1

                                     SUMMARY

The Reorganization and the Agreement and Plan of Reorganization

     As the target date of the LifePath 2010 Portfolio approaches in 2010 (as indicated in the LifePath 2010 Portfolio's name), the investment objective, policies and strategies of the LifePath 2010 Portfolio are converging with the investment objective, policies and strategies of the LifePath Retirement Portfolio. Barclays Global Investors, N.A. ("BGI") serves as the administrator of the LifePath 2010 Portfolio and the LifePath Retirement Portfolio, each a series of the Trust./2/ Rather than run two separate funds with the same portfolio allocation, BGI intends to reorganize the LifePath 2010 Portfolio into the LifePath Retirement Portfolio, as provided in an Agreement and Plan of Reorganization (the "Agreement").

     The Board of Trustees of the Trust (the "Board") has approved the Agreement, which provides for the reorganization of your fund into the Acquiring Fund. The Board concluded that the reorganization is in the best interests of your fund and that interests of the shareholders of your fund will not be diluted as a result of the reorganization. Similarly, the Board concluded that the reorganization is in the best interests of the Acquiring Fund and that interests of the shareholders of the Acquiring Fund will not be diluted as a result of the reorganization.

     Under the Agreement, your fund will transfer all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the Acquiring Fund will assume all of the liabilities of your fund. You will receive shares of the same class in the Acquiring Fund equal in value to the value of your shares of the same class in your fund on the closing date of the reorganization. Following the closing of the reorganization, your fund will then be dissolved. BGI will pay for all of the expenses of the reorganization. Notwithstanding the foregoing, the Agreement provides that your fund and/or the Acquiring Fund will bear any expense to the extent necessary under tax law applicable to "regulated investment companies."

     The implementation of the reorganization is subject to a number of conditions set forth in the Agreement. Among the significant conditions is the receipt by your fund of an opinion of counsel to the effect that the reorganization will not result in income, gain or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund for federal income tax purposes as described further below. This description of the reorganization is qualified by reference to the full text of the form of the Agreement, which is attached as Exhibit A.

----------
/2/ The LifePath 2010 Portfolio and the LifePath Retirement Portfolio each operate in a master-feeder structure and invest all of their assets in corresponding Master Portfolios -- the LifePath 2010 Master Portfolio and the LifePath Retirement Portfolio, respectively. Each of these Master Portfolios is a series of Master Investment Portfolio and is advised by Barclays Global Fund Advisors ("BGFA" or the "Adviser"). For simplicity's sake, all discussion of investment objectives, strategies and risks of the LifePath 2010 Portfolio and the LifePath Retirement Portfolio refers also to the investment objectives, strategies and risks of its corresponding Master Portfolio, unless otherwise indicated. As discussed below, the LifePath 2010 Master Portfolio is also being reorganized into the LifePath Retirement Master Portfolio in connection with the reorganization of the LifePath 2010 Portfolio into the LifePath Retirement Portfolio.

Comparison of Your Fund to the Acquiring Fund

     The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein by reference. You should read carefully this entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A. See also the May 2009 Prospectus. If a row extends across the entire table, the policy disclosed applies to both funds. Please see "Comparison of Principal Risks of Investing in the Funds" after the table below for a comparison of the risks of investing in the funds.

                                     LIFEPATH 2010 PORTFOLIO                               LIFEPATH RETIREMENT PORTFOLIO
                                           (Your fund)                                           (Acquiring Fund)
                       ----------------------------------------------------    -----------------------------------------------------
Business               Each fund is a series of the Trust, an open-end investment management company organized as a Delaware statutory trust.

Net assets, as of      $360,845,150                                            $134,943,982
June 30, 2009

                                                        INVESTMENT INFORMATION

Investment             Each of the Acquiring Fund and the Acquired Fund (each, a "LifePath Portfolio") is a feeder fund that invests
adviser/3/ and         all of its assets in a corresponding master portfolio ("Master Portfolio") that has a substantially identical
portfolio managers     investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of underlying funds ("Underlying Funds"). BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each
                       Underlying Fund, other than the BGIF Institutional Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master
                       Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master
                       Portfolios, BGFA is entitled to receive an advisory fee at the annual rate of 0.35% of each Master
                       Portfolio's average daily net assets. A discussion regarding the basis for the Master Portfolios' Board of
                       Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the six-month period ended June 30, 2009.

                       BGFA receives investment advisory fees from the Underlying Funds for the investment advisory services it provides to those funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed through April 30, 2011 to waive its advisory fees at the Master Portfolio level in an amount equal to

----------
/3/ On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser, BGI and certain affiliated companies, to BlackRock, Inc. (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing. Under the Investment Company Act of 1940, as amended, completion of the BlackRock Transaction will cause the automatic termination of the LifePath 2010 Master Portfolio's and the LifePath Retirement Master Portfolio's current investment advisory agreements with the Adviser. In order for the investment management of each such Master Portfolio and such Portfolio to continue uninterrupted, the Board of Trustees of the Master Portfolios (the "Master Portfolios' Board") will be asked to approve a new investment advisory agreement for each such Master Portfolio. If approved by the Master Portfolios' Board, a new investment advisory agreement will be submitted for approval by the investors in such Master Portfolios, including the LifePath 2010 Portfolio and each LifePath Retirement Portfolio. Each such Portfolio will in turn call a meeting of its shareholders at which shareholders will vote to instruct the Portfolio how to vote on the applicable Master Portfolio's new investment advisory agreement. The BlackRock Transaction and the reorganization are separate and independent transactions.

                                     LIFEPATH 2010 PORTFOLIO                               LIFEPATH RETIREMENT PORTFOLIO
                                           (Your fund)                                           (Acquiring Fund)
                       ----------------------------------------------------    -----------------------------------------------------
                       advisory and administration fees paid to BGFA and BGI by the Underlying Funds that are part of the same
                       "group of investment companies."

                       Dagmar Nikles, Leslie Gambon and Dale Hogan (the "Portfolio Managers") are the portfolio managers primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Ms. Nikles, Ms. Gambon and Mr. Hogan have been Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005, May 2007 and October
                       2008, respectively.

                       For more information about the Adviser and the Portfolio Managers (including information about the Portfolio
                       Managers' background, compensation, other accounts managed by the Portfolio Managers and ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers), see the May 2009 Prospectus and the LifePath Portfolios' SAI.

Investment objective   Each fund seeks to maximize return consistent with the quantitatively measured risk that investors on average
and restrictions       may be willing to accept given their investment time horizon. Each fund's investment objective may be changed by the Board without shareholder approval. Each fund has the identical fundamental and non-fundamental investment restrictions

                       Your fund is managed for investors planning to retire   The Acquiring Fund is managed for investors seeking
                       (or begin to withdraw substantial portions of their     income and moderate long-term growth of capital.
                       investment) approximately in the year 2010.

                       As indicated in the table below, as the target date of the LifePath 2010 Portfolio approaches in 2010, the investment objective, policies and strategies of the LifePath 2010 Portfolio are converging with the investment objective, policies and strategies of the LifePath Retirement Portfolio.

                       The Adviser has reported that (1) as of October 2009, your fund and the Acquiring Fund will both have the same investment objective, strategies, policies and restrictions and the most conservative allocation within the LifePath strategy and (2) at the closing of the reorganization, their portfolios of Underlying Funds are expected to be identical.

Primary investments    Each fund invests all of its assets in a corresponding Master Portfolio which allocates and re-allocates its
and strategies         assets among Underlying Funds. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts, foreign securities, emerging markets, below investment grade bonds and derivatives, which are subject to additional risks.

                       Your fund's allocation of assets among Underlying       The Acquiring Fund is in its most conservative phase
                       Funds that invest primarily in equity securities and    and therefore its allocation generally does not
                       those that invest primarily in bonds was designed to    become more conservative over time.
                       become more conservative over time and to have lower
                       expected returns as the stated time horizon of 2010
                       approaches.

                       Allocation: As of November 2009 the allocation of your fund is expected to be the same as the allocation of the Acquiring Fund.

                       Each Fund is expected to have approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder in
                       Underlying Funds that invest primarily in money market instruments.

Other investments      In addition to investing in Underlying Funds, each fund may borrow, lend its securities to brokers, dealers and financial institutions, and may invest the collateral in short-term instruments either directly or through one or more joint accounts or money market funds.

Benchmarks             The funds use custom benchmarks that are hypothetical representations of the performance of the applicable
                       LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings

                                     LIFEPATH 2010 PORTFOLIO                               LIFEPATH RETIREMENT PORTFOLIO
                                           (Your fund)                                           (Acquiring Fund)
                       ----------------------------------------------------    -----------------------------------------------------
                       of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to equal the LifePath Portfolios' changing asset allocations over time. The following indexes are currently used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index,
                       Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S.
                       Treasury TIPS Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real
                       Estate Index.

                                                                SHARES

No sales charges;      The sales charge and Rule 12b-1 fee structure are the same for each fund:
Rule 12b-1 fees for
Class R Shares              .  Shares of each fund are purchased and sold without paying a sales charge.

                            .  Class I and Class S shares are not subject to Rule 12b-1 fees.

                            .  Rule 12b-1 fees are paid out of the assets of Class R shares of each fund at an annual rate of 0.25%
                               of the average daily net assets of the Class R shares.

                            .  Holders of Class R Shares may be charged additional fees by the shareholder servicing agent.

Buying shares          The procedures for buying shares of the Acquiring Fund are identical to those of your fund. You may buy shares

                            .  through an employer-sponsored or individual retirement savings plan,

                            .  through a custodian or shareholder servicing agent of the funds,

                            .  through an account with State Street Bank and Trust ("State Street"), the funds' transfer agent and custodian (Class R Shares only), or

                            .  directly from the funds (Class I Shares only).

                       You can purchase shares at their net asset value, next determined after receipt of the purchase order.
                       Purchases generally must be made in U.S. dollars.

Minimum initial        The minimum initial investment for both funds are the same:
investment
                            .  Classes R and S have no minimum initial investment.

                            .  Class I has no minimum initial investment (except a $1 million initial investment that applies only to direct investment).

Selling shares         The procedures for selling shares of the Acquiring Fund are identical to those of your fund. You may sell shares on any business day at their net asset value, next determined after receipt of the order.

Net asset value        The procedure for calculating net asset value is the same for both funds:

                               For each fund class, net asset value is calculated by deducting all of its liabilities (including accrued expenses) from the total value of its assets (including securities held by the fund plus any cash or other assets, including interest and dividends accrued but not yet received) and dividing the result by the number of shares outstanding, and generally rounded to the nearest cent. Each fund calculates a net asset value for its shares at the close of regular trading on the New York Stock
                               Exchange (generally, 4:00 p.m. Eastern Time) on any business day.

                                                                 TAX

Federal income tax     For federal income tax purposes, the reorganization will not result in income, gain or loss being recognized
consequences           by your fund, the Acquiring Fund or the shareholders of your fund. For further information see "Federal
                       Income Tax Consequences" below.

Investment Objective and Investment Strategies

     For information about each fund's investment objective and investment strategies, please refer to the comparison chart above.

Comparison of Principal Risks of Investing in the Funds

     As your fund's investment horizon date (2010) approaches, its investment objective, policies and strategies will become substantially identical to those of the Acquiring Fund. Accordingly, the funds are generally subject to the same types of principal risks./4/ These principal risks are:

     . Equity Securities Market Risk: The price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

     . Bond Investment Risks: Risks associated with investment in bonds include (a) interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates, and credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; (b) extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and
          (c) prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities. The funds' yields may decline during times of falling interest rates.

     . Investments in Foreign Securities: Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

     . Passive Investment Risk: Because the Adviser does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

     . Security Selection Risk: In the case of the Underlying Funds where BGFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance.

     . Concentration Risk: The risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

     . Real Estate Investment Risk: The risk that investment in securities exposed to real estate carries many of the same risks associated with the direct ownership of real estate.

     . Derivatives: Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values

----------
/4/ Historically, as a result of differences in the funds' time horizons and the resulting differences in their Master Portfolios' investment allocation between Underlying Funds that invest in equity securities and bonds, the Acquired Fund may have had greater exposure to certain risks described below than the Acquiring Fund. However, those differences are of limited relevance as the Acquired Fund will reach its target date and Master Portfolios will have the same portfolio allocation in November 2009.

          are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

     . Market Trading Risk: The risk certain Underlying Funds face due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

     The funds cannot eliminate risk or assure achievement of their investment objectives and you may lose money by investing in the funds.

The Funds' Fees and Expenses

     The Acquiring Fund and the Acquired Fund have the same expense structure, the same fees and fee rates and the same or substantially the same annual fund operating expense ratios. More detailed information regarding expenses appears in Exhibit B.

Performance

     Historically, as contemplated by the LifePath strategy, the performance of the Acquiring Fund and the Acquired Fund have differed due to their different time horizons and portfolio allocations. However, the differences are of limited relevance since the Acquired Fund will reach its target date in November 2009, and thereafter the Acquiring Fund and the Acquired Fund would have the most conservative allocation of the LifePath strategy and the same portfolio allocation. For further information regarding historical performance, see Exhibit C.

                               THE REORGANIZATION

Agreement and Plan of Reorganization

     The Board approved the Agreement regarding the reorganization, a copy of which is attached to this Information Statement/Prospectus as Exhibit A. The description of the Agreement contained herein is qualified in its entirety by the attached copy.

The Reorganization

     The Agreement provides for the reorganization on the following terms:

     . The reorganization is scheduled to occur on the close of business on November 20, 2009, but may occur on a later date as the Board determines. Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to the Acquiring Fund's portfolio. The net asset value of both funds will be computed as of the close of regular trading on the New York Stock Exchange on the reorganization date.

     . The Acquiring Fund will issue shares to your fund with a value equal to the net assets attributable to your fund's shares. As part of the liquidation of your fund, these shares will immediately be distributed to shareholders of record of your fund so that you will receive shares of the same class in the Acquiring Fund with a value equal to the value of your shares of the same class in your fund on the reorganization date. As a result, shareholders of your fund will become shareholders of the Acquiring Fund.

     . After the shares are issued, the existence of your fund will be terminated.

Since each fund is a feeder fund that invests all of its assets in a Master Portfolio, there are other aspects of the reorganization that are not covered in the Agreement or this Information Statement/Prospectus because they do not relate to your fund or the Acquiring Fund directly. Prior to the reorganization of your fund into the Acquiring Fund, the LifePath 2010 Master Portfolio and the LifePath Retirement Master Portfolio will be combined. That combination is not governed by the Agreement or this Information Statement/Prospectus.

Reasons for the Reorganization

     At a meeting held on May 20, 2009, the Board approved the Agreement on behalf of your fund. The Board also determined that the reorganization is in the best interests of your fund and that the interests of shareholders of your fund will not be diluted as a result of the reorganization. The Board believes that the reorganization will be advantageous to the shareholders of your fund for several reasons. The Board considered the following matters, among others, in approving the reorganization:

     FIRST, both funds are part of the LifePath investment program pursuant to which the combined fund will have the same investment objective, investment policies, strategies and restrictions as your fund, and will be subject to the same investment risks.

     SECOND, there will be no change in the investment adviser or in the persons managing the portfolios,/5/ and BGFA advised the Board that it does not anticipate that the reorganization will result in any decline in the level of investment advisory services from that historically provided to the funds.

     THIRD, no increase in advisory, administration or other fees, as a percentage of average daily net assets, will occur as a result of the reorganization, nor will there be any change in the contractual terms of the existing investment advisory agreement with BGFA or other service agreements with BGI as a result of the reorganization.

     FOURTH, your fund and the Acquiring Fund have the same expense structure, the same fees and fee rates and the same or substantially the same annual fund operating expense ratio.

     FIFTH, in addition to having the same investment adviser and administrator, your fund and the Acquiring Fund have the same service providers, such as the custodian, transfer agent, subadministrator, principal underwriter, auditors and counsel.

     SIXTH, for federal income tax purposes, the reorganization will not result in income, gain, or loss being recognized by your fund, the Acquiring Fund or the shareholders of your fund (as further discussed below).

----------
/5/  See footnote 3.

     SEVENTH, the shareholder services and privileges available to the Acquiring Fund are the same as those available to your fund.

     EIGHTH, the funds use the same methodology for valuing their assets and that each shareholder of your fund will receive shares of the same class of the Acquiring Fund with an aggregate net asset value identical to that of the shares of the same class of your fund that such shareholder held immediately prior to the reorganization. As a result, the existing interests of the shareholders would not be diluted as a result of the reorganization.

     NINTH, because it can be more efficient to run a single larger fund than smaller separate funds, over time lower expenses may result from the combined funds' larger asset and income base./6/

     The Board considered that BGI will pay all of the expenses of the funds in connection with the reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications, including this Information Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the reorganization (except that the Acquired Fund and the Acquiring Fund will bear any expense to the extent necessary under tax law applicable to "regulated investment companies"). It is expected that the reorganization will not result in any additional expenses being incurred by the shareholders of the funds either directly as a result of effectuating the reorganization or indirectly over time.

     The Board further considered that the funds' shareholders approved in 2007 as amendment to the Trust's Declaration of Trust to allow the Board to authorize a LifePath series' merger or consolidation with, or sale of assets to, another LifePath series without shareholder approval (unless shareholder approval is required by the Investment Company Act). The Board considered the reason for this amendment was, among other things, to permit the Board to approve a merger or reorganization of one LifePath series whose target date was approaching into another LifePath series that had already reached its target date, without the necessity of a shareholder vote and this reason was explained in the Proxy Statement to shareholders relating to such amendment.

     The Board, to the extent it deemed relevant, also considered the funds' investment performance records in light of the overall LifePath strategy and the funds' different time horizons.

     The Board considered that the funds are series of BGIF. As such, there will be no change in the governance of the funds, including without limitation the composition of the Boards, as a result of the reorganization. In addition, there will be no change in the compliance program of the Acquiring Fund, including without limitation the person serving as the chief compliance officer, as a result of the reorganization.

----------
/6/ The Board noted that since the LifePath Retirement Master Portfolio pays advisory fees to BGFA and the Acquiring Fund pays administration fees to BGI, out of which BGI pays virtually all of the Acquiring Funds' other expenses, any such economies and savings would accrue to BGFA and BGI under the current expense structure.

     In addition, the Board considered possible alternatives to the reorganization, including maintaining the status quo. The Board, however, determined that, given the Funds' LifePath strategy, the opportunity presented by the reorganization and the factors in favor of the reorganization made the reorganization more compelling than these alternatives. For the reasons stated above and other factors considered by the Board, the Board determined that the reorganization is in the best interests of your fund and its shareholders.

Tax Status of the Reorganization

     The reorganization is intended to result in no income, gain or loss for federal income tax purposes to the Acquiring Fund, your fund or the shareholders of your fund. Consummation of the reorganization is subject to the condition that your fund and the Acquiring Fund receive an opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Trust, substantially to the effect that

     .    the reorganization will be a "reorganization" within the meaning of section 368(a) of the Internal Revenue Code of 1986;

     . the reorganization will not result in taxable income, gain or loss to any fund or to its shareholders;

     . the basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the basis of your shares of the Acquired Fund surrendered in exchange; and

     . the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund surrendered in the exchange, provided that the shares of the Acquired Fund were held as capital assets on the date of the exchange.

In rendering such opinion, counsel will rely upon, among other things, reasonable assumptions as well as representations of the Acquiring Fund, your fund, the Master Portfolios, and certain Underlying Funds.

     No ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing discussion does not address certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction.

     You should consult your own advisor for the particular tax consequences to you of the reorganization, including the applicability of any state, local or foreign tax laws.

Additional Terms of the Agreement and Plan of Reorganization

     Conditions to Closing the Reorganization. The obligation of the Acquiring Fund to consummate the reorganization is subject to the satisfaction of customary conditions, including your fund's performance of its obligations under the Agreement, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 6).

     The obligation of your fund to consummate the reorganization is subject to the satisfaction of customary conditions, including the performance by the Acquiring Fund of its obligations under the Agreement, and the receipt of all consents, orders and permits necessary to consummate the reorganization (see Agreement, section 7).

     The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the reorganization (see Agreement, section 8).

     Termination of Agreement. The Board may terminate the Agreement at any time before the reorganization date if the Board believes that proceeding with the reorganization would no longer be advisable (see Agreement, section 11).

                                 CAPITALIZATION

     The following table sets forth the capitalization of each fund as of June 30, 2009, and the pro forma combined capitalization of both funds as if the reorganization had occurred on that date. When the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both funds between June 30, 2009, and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of both funds during that period resulting from income and distributions, and changes in the accrued liabilities of both funds during the same period.

June 30, 2009

                                                      LifePath Retirement   Acquiring Fund
                            LifePath 2010 Portfolio        Portfolio          (Combined)
                                  (Your Fund)           (Acquiring Fund)       Pro Forma
                            -----------------------   -------------------   --------------
Net Assets
Class I                           $272,234,759            $108,539,452       $380,774,211
Class R                             88,533,196              26,368,275        114,901,471
Class S                                 77,195                  36,255            113,450

Net Asset Value Per Share
Class I                           $      10.84            $       9.73       $       9.73
Class R                                  10.65                    9.05               9.05
Class S                                  10.81                    9.72               9.72

Shares Outstanding
Class I                           $ 25,108,982            $ 11,158,953       $ 39,147,439
Class R                              8,315,896               2,914,706         12,696,295
Class S                                  7,139                   3,731             11,675

     It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by your fund on the closing date of the reorganization. The table should not be relied upon to determine the amount of the Acquiring Fund's shares that will actually be received and distributed.

                      BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board, including a majority of the trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act (the "Independent Trustees"), approved the reorganization. In particular, the Board determined that the reorganization is in the best interests of your fund and that the interests of your fund's shareholders will not be diluted as a result of the reorganization. Similarly, the Board, including the Independent Trustees, approved the reorganization on behalf of the Acquiring Fund. The Board also determined that the reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's shareholders will not be diluted as a result of the reorganization.

                        OWNERSHIP OF SHARES OF THE FUNDS

     As of July 31, 2009, the following persons owned of record or, to the knowledge of each fund, beneficially 5% or more of the outstanding shares of LifePath Retirement Portfolio or LifePath 2010 Portfolio as indicated in the table below:


                                                                                               Percentage of Combined
                                            Percentage of LifePath   Percentage of LifePath   Fund Assuming Completion
Shareholder Name and Address                    2010 Portfolio        Retirement Portfolio       of Reorganization
-----------------------------------------   ----------------------   ----------------------   ------------------------
Charles Schwab & Co. Inc.
Special Custody Account for the
Exclusive Benefit of our Customers
101 Montgomery Street
San Francisco, CA 94104                             15.55%                     9.61%                   13.78%

Hartford Life Separate Account 457
P.O. Box 2999
Hartford, CT 06104                                  16.71%                    11.79%                   15.83%

Merrill Lynch, Pierce, Fenner & Smith
For the Sole Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246                               5.01%                     6.69%                    5.47%

New York Life Trust Company
169 Lackawanna Avenue
Parsippany, NJ 07054                                13.94%                    25.82%                   17.07%

NFS LLC FEBO
State Street Bank Trust Co. Trustee
Various Retirement Plans
4 Manhattanville Road
Purchase, NY 10577                                  13.37%                    14.77%                   13.62%

Northern Trust Company Custodian
FBO Texas Instruments Corporate
Custody Account #26-10712
P.O. Box 92956
Chicago, IL 60675                                    5.89%                     n/a                       n/a

     As of July 31, 2009, the trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust.

                                     EXPERTS

     The financial statements and the financial highlights of the funds for the fiscal year ended December 31, 2008 are incorporated by reference into this Information Statement/Prospectus. The financial statements and financial highlights for each fund as of and for the year ended December 31, 2008 have been independently audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, as stated in their report appearing in the statement of additional information. These financial statements and financial highlights have been included in reliance on their report given on their authority as experts in accounting and auditing. The unaudited financial statements and financial highlights of your fund and the Acquiring Fund, appearing in the Funds' 2009 semi-annual report, are also incorporated by reference into the Statement of Additional Information relating to this Information Statement/Prospectus.

                                                                       Exhibit A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of the __ day of ________, 2009, by and between Barclays Global Investors Funds, a Delaware statutory trust ("Trust"), on behalf of its series, LifePath Retirement Portfolio ("Acquiring Fund"), with its principal place of business at 400 Howard Street, San Francisco, California 94105, and the Trust on behalf of its series, LifePath 2010 Portfolio ("Acquired Fund"). The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as "Funds" and individually as "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended ("Code"), and the Treasury Regulations thereunder. The reorganization ("Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of shares of beneficial interest of the Acquiring Fund that correspond to the shares of the Acquired Fund equal to the net asset value represented by such shares (collectively, "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization ("Closing Date") ("Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Fund and the Acquired Fund are each series of the Trust, a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

     WHEREAS, the Board of Trustees of the Trust ("Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

     WHEREAS, the Board has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the Assumed Liabilities of the Acquired Fund by the Acquiring Fund are in the best interests of the Acquired Fund shareholders and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Transfer of Assets by Acquired Fund; Issuance of Shares and Assumption of Liabilities by Acquiring Fund. Subject to the requisite approvals, the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will sell, assign, convey, transfer and deliver all of its property and assets as set forth in Section 1.2 ("Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those, if any, arising under the Securities Act of 1933, as amended ("Securities Act"), liens for Taxes (as defined below) not yet due, and, as disclosed to the Trust in accordance with Section 3.2 hereof, contractual restrictions, if any, on the transfer of the Acquired Assets), and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of the applicable class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund's shares of the corresponding class, as determined in the manner set forth in Article 2; and (ii) to assume all of the liabilities (whether absolute or contingent, known or unknown) of the Acquired Fund ("Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Section 3.1 below).

     1.2 Assets to be Acquired; Investments by Acquired Fund Pending Closing.

          (a) The Acquired Assets shall consist of all of the Acquired Fund's assets and property as of the Valuation Time (as defined in Article 2), including, without limitation, all portfolio securities and instruments, dividends, receivables (including dividends, interest and other receivables), cash, cash equivalents, deferred or prepaid expenses, goodwill, rights and choses in action of the Acquired Fund or the Trust in respect of the Acquired Fund, all other tangible and intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended ("Investment Company Act"), and the rules of the Securities and Exchange Commission ("Commission") thereunder.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, specifically describing all contractual restrictions, if any, on the transfer of such assets. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Section 8.4 hereof). The Acquired Fund agrees not to acquire any portfolio security or other asset that is not an eligible investment for, or that would violate any investment policy or restriction of, the Acquiring Fund. For avoidance of doubt, reference is hereby made to Section 5.1 of this Agreement pursuant to which the Acquired Fund agrees to operate its business in the ordinary course and to comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date.

     1.3 Assumed Liabilities. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Valuation Time. Notwithstanding the foregoing, any liabilities not so discharged as of the Valuation Time shall be Assumed Liabilities, which shall include all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement. The Acquiring Fund shall assume the Assumed Liabilities at the Closing.

     1.4 Liquidation of Acquired Fund; Distribution of Acquiring Fund Shares. On the Closing Date or as soon thereafter as is practicable, the Acquired Fund shall distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date ("Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the shares of beneficial interest of the same class in the Acquired Fund ("Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such distribution will be accomplished by the Trust instructing its transfer agent ("Transfer Agent") to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Transfer Agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Transfer Agent shall retain evidence of such distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and as soon as practicable thereafter, the Trust shall terminate the existence of the Acquired Fund as a series of the Trust under the laws of the State of Delaware and in accordance with the Trust's Agreement and Declaration of Trust ("Trust Instrument") and By-Laws. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Cancellation of Acquired Fund Share Certificates. Ownership of Acquiring Fund Shares will be shown on the books of the Transfer Agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Transfer Taxes. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Acquired Fund Reporting Responsibility. Any reporting responsibility of the Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns

(as defined in Section 4.1(j)(O) below), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust on behalf of the Acquired Fund.

2.   VALUATION

     The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the NYSE, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the "Valuation Time"), computed using the valuation procedures previously approved by the Board. All computations of value shall be made by the fund accountant for the Trust ("Administrator"). The Acquired Fund shall cause the Administrator to deliver a copy of its valuation report to the Acquiring Fund at the Closing.

3.   CLOSING AND CLOSING DATE

     3.1 Closing Date and Place. The Closing Date shall be November 20, 2009, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization ("Closing") shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. (Eastern time) or such later time on that date as the Acquired Fund's NAV is calculated in accordance with Article 2 and after the declaration of any dividends by the Acquired Fund. The Closing shall be held at the offices of the Trust, or at such other place as the parties may agree.

     3.2 Delivery of Acquired Assets by Acquired Fund. State Street Bank & Trust Company ("SSB&T") serves as custodian and record holder for each Fund, and in that capacity for the Acquiring Fund ("Acquiring Fund Custodian"), SSB&T shall examine the portfolio securities, if any, that are held other than in book-entry form in the name of SSB&T as custodian and record holder for the Acquired Fund ("Acquired Fund Custodian") no later than three (3) business days preceding the Closing Date, together with a description of all contractual restrictions on the transfer of the Acquired Assets. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check or other appropriate means for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records in accordance with the customary practices of the Acquiring Fund Custodian and of each securities depository, as defined by Rule 17f-4 under the Investment Company Act. Any cash balances maintained by the Acquired Fund shall be delivered by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amounts to the account of the Acquiring Fund from the account of the Acquired Fund.

     3.3 Custodian Certificate with respect to Delivery of Acquired Assets. The Trust shall direct the Acquired Fund Custodian to deliver at the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary transfer Taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 Trading Restriction on Scheduled Closing Date. If on the Closing Date
(a) the NYSE is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Article 2 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 Acquired Fund Shareholder List. The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or the Secretary of the Trust and its Treasurer, Secretary or other authorized officer ("Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund's transfer agent, or (c) derived from the Trust's records by such officers or one of the Trust's service providers.

     3.6 Acquiring Fund Shares Credited to Acquired Fund. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties by Acquired Fund. Except as set forth on
Schedule 4.1 hereto, the Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

          (a) The Acquired Fund is a series of the Trust. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a series registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in (i) a violation of, any provision of the Trust Instrument or Bylaws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust is a party or by which the Acquired Fund or any of its assets are bound, or (ii) the acceleration of any obligation, or the imposition of any penalty under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

          (d) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Investment Company Act, and state securities laws;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (f) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of the Acquired Fund and, to the Acquired Fund's knowledge, the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder by the Acquired Fund or the imposition of any penalty thereunder;

          (g) The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended December 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. The Statement of Assets and

Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as of and for the six months ended June 30, 2009 are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquired Fund as of such date required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act;

          (h) The current prospectus and statement of additional information of the Acquired Fund included in the Trust's registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended June 30, 2009, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (j) (A) For each taxable year of its operation, the Acquired Fund has satisfied, and for the current taxable year the Acquired Fund shall have satisfied, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company." The Acquired Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. The Acquired Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code. The Acquired Fund is a separate fund of the Trust within the meaning of Section 851(g) of the Code;

               (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Section 5.5, rather than in any notes thereto. All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
Section 6662 of the Code;

               (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);
(ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the acquired fund tax representation certificate to be delivered pursuant to Section 7.4 ("Acquired Fund Tax Representation Certificate");

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

               (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

               (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

          (k) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly authorized, legally issued and outstanding, fully paid and non-assessable by the Trust. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Section 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

          (l) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (m) The Trust has the trust power and authority to enter into and perform its obligations under this Agreement on behalf of the Acquired Fund. The execution, delivery and performance of this Agreement by the Trust on behalf of the Acquired Fund have been duly authorized by all necessary action on the part of the Board and does not require the approval or consent of the Acquired Fund Shareholders, and assuming due authorization, execution and delivery by the Trust on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The information furnished or to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the performance record of the Acquired Fund is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (o) The information included or to be included in the information statement ("Information Statement") forming part of the Trust's Registration Statement on Form N-14 filed or to be filed in connection with this Agreement ("Registration Statement") that has been or will be furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the date thereof and at all times prior to the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading, and

(ii) comply or will comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

          (p) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws;

          (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the conduct rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports or other filings required to be made or filed with the Commission, FINRA, or any state securities authorities by the Trust with respect to the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

          (r) The Acquired Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Representations and Warranties by Acquiring Fund. Except as set forth in Schedule 4.2 hereto, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants are true and correct on the date hereof, as follows:

          (a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Trust is a series registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Registration Statement, including the Information Statement and any amendments or supplements to the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranties in Sections 4.1(n) and 4.1(o) hereof), on the date thereof and at all times prior to the Closing Date relates, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary in order to make the statements therein not false or misleading and (ii) comply in all material respects with the provisions of the Securities Act, the Exchange Act and the Investment Company Act and the rules and regulations thereunder.

          (d) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in (i) a violation of, any provisions of the Trust Instrument or Bylaws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

          (e) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and state securities laws;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

          (g) The Statement of Assets and Liabilities of the Acquiring
Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments, as of and for the fiscal year ended December 31, 2008, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets and Schedule of Investments (unaudited) as of and for the six months ended June 30, 2009 are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all liabilities, whether actual or contingent, of the Acquiring Fund as of such date required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP are disclosed therein. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquiring Fund has been disclosed or is required to be disclosed in the Acquiring Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquiring Fund to make the certifications required by the Sarbanes-Oxley Act;

          (h) The current prospectus and statement of additional information of the Acquiring Fund included in the Trust's registration statement on Form N-1A (true and correct copies of which have been delivered to the Acquired Fund) and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended June 30, 2009, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subsection (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

          (j) (A) For each taxable year of its operation, the Acquiring Fund has satisfied, and for the current taxable year the Acquiring Fund shall have satisfied, the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company." The Acquiring Fund shall have been eligible to compute its federal income tax under Section 852 of the Code and shall have computed its federal income tax under Section 852 of the Code. The Acquiring Fund will qualify as a regulated investment company as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. For any taxable year not yet completed as of the end of the day on the Closing Date, the Trust reasonably expects that the Acquiring Fund will be able to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will be eligible to compute its federal income tax under Section 852 of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code. The Acquiring Fund is a separate fund of the Trust within the meaning of Section 851(g) of the Code;

               (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

               (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes, which were due and payable or which were claimed to be due;

               (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

               (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

               (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

               (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

               (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) included in the calculation of the Acquiring Fund's NAV as of the Valuation Time. All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

               (I) The Acquiring Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

               (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);
(ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

               (K) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered pursuant to Section 6.4 ("Acquiring Fund Tax Representation Certificate");

               (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

               (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records; and

               (N) The Acquiring Fund's Tax attributes have not been limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law other than by reason of the Reorganization; and

          (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable by the Trust. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

          (l) The Trust has the trust power and authority to enter into and perform its obligations under this Agreement on behalf of the Acquiring Fund. The execution, delivery and performance of this Agreement by the Trust on behalf of the Acquiring Fund have been duly authorized by all necessary action on the part of the Board, and, assuming due authorization, execution and delivery by the Trust on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (m) The information furnished or to be furnished in writing by the Acquiring Fund to the Acquired Fund for use in applications for orders, registration statements, information statements and other documents which may be necessary in connection with the transactions contemplated hereby is and shall be accurate and complete in all material respects and complies and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (n) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Trust with respect to the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading; and

          (o) The Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     5.1 Ordinary Course Pending Closing. Each Fund will operate its respective business in the ordinary course of business and will comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Article 8 hereof), in each case payable either in cash or in additional shares.

     5.2 Form N-14. The Acquiring Fund will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.3 Distribution of Acquiring Fund Shares in Liquidation Only. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.4 Information Regarding Acquired Fund Shareholders. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

     5.5 Closing Statement. The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date an unaudited statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Valuation Time setting forth the NAV (as computed pursuant to Article 2) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     5.6 Further Assurances.

          (a) Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

          (b) The Trust, on behalf of the Funds, will use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

     5.7 Cooperation.

          (a) The Trust, on behalf of the Acquired Fund, will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further actions as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

          (b) The Trust, on behalf of the Acquiring Fund, will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquired Fund, execute and deliver or cause to be executed and delivered all such assumptions and other instruments and will take or cause to be taken such further actions as the Trust, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to carry out the intent and purpose of this Agreement.

     5.8 Tax Compliance.

          (a) Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

          (b) From and after the date of this Agreement and until the Closing Date, each of the Trust and the Funds shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of
Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

          (c) From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

          (d) The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 Acquiring Fund Representations and Warranties. All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Acquiring Fund Covenants. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date. The Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Assumed Liabilities and all such other agreements and instruments as the Trust may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Fund's title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund's assumption of the Assumed Liabilities, and to otherwise carry out the intent and purpose of this Agreement;

     6.3 Acquiring Fund Officer's Certificate. The Trust, on behalf of the Acquiring Fund, shall have delivered on the Closing Date to the Trust, on behalf of the Acquired Fund, a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 6 has been met, and (iii) as to such other matters as the Trust, on behalf of the Acquired Fund, shall reasonably request;

     6.4 Acquiring Fund Tax Representation Certificate. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Trust, on behalf of the Acquired Fund, and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

     6.5 Board Approval. The Board shall have approved this Agreement and the transactions contemplated hereby.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 Acquired Fund Representations and Warranties. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 Acquired Fund Covenants. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to
Section 5.5, together with a list of its portfolio securities showing the federal income Tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer. The Trust, on behalf of the Acquired Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Acquired Assets and to otherwise carry out the intent and purpose of this Agreement.

     7.3 Acquired Fund Officer's Certificate. The Trust, on behalf of the Acquired Fund, shall have delivered on the Closing Date to the Trust, on behalf of the Acquiring Fund, a certificate executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer and dated as of the Closing Date, to the effect that (i) the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, (ii) each of the conditions to Closing in this Article 7 has been met, and (iii) as to such other matters as the Trust, on behalf of the Acquiring Fund, shall reasonably request;

     7.4 Acquired Fund Tax Representation Certificate. The Trust, on behalf of the Acquired Fund, shall have delivered to the Trust, on behalf of the Acquiring Fund, and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.5 Board Approval. The Board shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 No Proceedings. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.2 Consents. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.3 Registration Statement Effective. The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.4 Tax Opinion. The parties shall have received the opinion of Wilmer Cutler Pickering Hale and Dorr LLP, dated the Closing Date, satisfactory to the Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code; and

     8.5 Distribution by Acquired Fund of Income and Capital Gains. The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the
Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carry-forward, for its taxable year ending on the Closing Date.

9.   BROKERAGE FEES AND EXPENSES

     9.1 No Broker Fees. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 Expenses. The expenses relating to the Reorganization will be borne by Barclays Global Investors, N.A. (or an affiliate thereof); provided, however, that expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 Entire Agreement. Neither party has made any representation, warranty or covenant not set forth herein and this Agreement constitutes the entire agreement between the parties.

     10.2 Survival. The covenants to be performed after the Closing by either party shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder and shall terminate on the Closing. Notwithstanding any other provision of this Agreement to the contrary, neither the Trust nor the Acquired Fund nor any of the trustees, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Trust on behalf of the Acquired Fund made in Section 4.1 or pursuant to Section 7.3 of this Agreement. Notwithstanding any other provision of this Agreement to the contrary, neither the Trust nor the Acquiring Fund nor any of the trustees, officers or agents thereof shall have any liability for any damages that result from, arise out of or are connected with any breach of any representation or warranty of the Trust on behalf of the Acquiring Fund made in Section 4.2 or pursuant to Section 6.3 of this Agreement.

11.  TERMINATION

     11.1 Termination. This Agreement may be terminated by the Trust at any time prior to the Closing Date.

     11.2 Expenses upon Termination. In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Trust or the Acquired Fund, or the trustees or officers of the Trust or the Trust, but, subject to Section 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as the Trust may determine.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at its address set forth in the first paragraph of this Agreement.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 Headings. The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.2 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 (S)
2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.3 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4 Binding on Trust Only. It is expressly agreed that the obligations of the Trust shall not be binding upon any of its trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Trust Instrument. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and this Agreement has been executed by authorized officers of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Trust Instrument. The debts, liabilities, obligations, and expenses incurred, contracted for or otherwise existing with respect to any particular series of the Trust, including without limitation the Acquired Fund and the Acquiring Fund, shall be enforceable against the assets of such series only, and not against the assets of any other series of the Trust, or the Trust generally.

                                  [End of Text]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest: BARCLAYS GLOBAL INVESTORS FUNDS on behalf of its series, LIFEPATH RETIREMENT PORTFOLIO


By:                                     By:
    ---------------------------------        -----------------------------------
Name:                                   Name:
Title:                                  Title:


Attest: BARCLAYS GLOBAL INVESTORS FUNDS on behalf of its series, LIFEPATH 2010 PORTFOLIO


By:                                     By:
    ---------------------------------        -----------------------------------
Name:                                   Name:
Title:                                  Title:

            [Signature Page to Agreement and Plan of Reorganization]

                                                                       Exhibit B

                        EXPENSES AND RELATED INFORMATION

     The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each fund. The table does not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in either fund. The expenses appearing in the table below for each fund are based on the fund's expenses for the twelve-month period ended December 31, 2008. Future expenses may be greater (after expiration of the contractual expense limitations described below) or less. The table also shows the estimated ("pro forma") expenses of the combined fund assuming the reorganization occurred on December 31, 2008. Pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated expenses but actual expenses may be greater or less than those shown.

Shareholder Transaction Fees (paid directly from your investment) -- Classes I, R and S Shares

                                                    LifePath Retirement
                                                         Portfolio             Acquiring Fund
                        LifePath 2010 Portfolio      (Acquiring Fund)            (Combined)
                      (Your Fund) for the period   for the period ended   Pro Forma for the period
                        ended December 31, 2008      December 31, 2008     ended December 31, 2008
                      --------------------------   --------------------   ---------------------------
Maximum Sales         None                         None                   None
Charge (load)

Maximum Deferred      None                         None                   None
Sales Charge (load)

Redemption Fee        None                         None                   None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) - Class I Shares

                                                                  LifePath Retirement
                                                                        Portfolio            Acquiring Fund
                                      LifePath 2010 Portfolio      (Acquiring Fund)             (Combined)
                                    (Your Fund) for the period   for the period ended   Pro Forma for the period
                                      ended December 31, 2008      December 31, 2008     ended December 31, 2008
                                    --------------------------   --------------------   ------------------------
Management Fee /(1)/                          0.35%                      0.35%                    0.35%

Other expenses (Administration                0.51%                      0.51%                    0.51%
fees; Independent Expenses)/(2)/

Acquired fund fees and                        0.34%                      0.34%                    0.34%
expenses (Underlying Funds)/(3)/

Total Annual Class Operating                  1.20%                      1.20%                    1.20%
Expenses/(1)/, /(2)/, /(3)/

Less Fee Waivers and/or                       0.35%                      0.35%                    0.35%
Expense Reimbursements

Net Total Annual Class                        0.85%                      0.85%                    0.85%
Operating Expenses

/(1)/ BGFA, the investment adviser to the Master Portfolios, has contractually agreed through April 30, 2011 to waive its advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, paid to BGFA or BGI by the Underlying Funds that are part of the same "group of investment companies."

/(2)/ "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class I Shares of the LifePath Portfolios. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class I Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

/(3)/ Acquired fund fees and expenses (Underlying Funds) reflect each LifePath
      Portfolio's pro rata share of the fees and expenses incurred by investing in the Underlying Funds.

/(4)/ The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such voluntary waivers or reimbursements.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) - Class R Shares

                                                                  LifePath Retirement
                                                                        Portfolio            Acquiring Fund
                                      LifePath 2010 Portfolio      (Acquiring Fund)             (Combined)
                                    (Your Fund) for the period   for the period ended   Pro Forma for the period
                                      ended December 31, 2008      December 31, 2008     ended December 31, 2008
                                    --------------------------   --------------------   ------------------------
Management Fee /(1)/                          0.35%                      0.35%                    0.35%

Distribution (12b-1) fees                     0.25%                      0.25%                    0.25%

Other expenses (Administration                0.51%                      0.51%                    0.51%
fees; Independent Expenses)/(2)/

Acquired fund fees and expenses               0.34%                      0.34%                    0.34%
(Underlying Funds)/(3)/

Total Annual Class Operating                  1.45%                      1.45%                    1.45%
Expenses/(1)/, /(2)/, /(3)/

Less Fee Waivers and/or Expense               0.35%                      0.35%                    0.35%
Reimbursements

Net Total Annual Class Operating              1.10%                      1.10%                    1.10%
Expenses

/(1)/ BGFA, the investment adviser to the Master Portfolios, has contractually agreed through April 30, 2011 to waive its advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, paid to BGFA or BGI by the Underlying Funds that are part of the same "group of investment companies."

/(2)/ "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class R Shares of the LifePath Portfolios. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class R Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

/(3)/ Acquired fund fees and expenses (Underlying Funds) reflect each LifePath
      Portfolio's pro rata share of the fees and expenses incurred by investing in the Underlying Funds.

/(4)/ The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such voluntary waivers or reimbursements.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment) - Class S Shares

                                                                  LifePath Retirement
                                                                        Portfolio            Acquiring Fund
                                      LifePath 2010 Portfolio      (Acquiring Fund)             (Combined)
                                    (Your Fund) for the period   for the period ended   Pro Forma for the period
                                      ended December 31, 2008      December 31, 2008     ended December 31, 2008
                                    --------------------------   --------------------   ------------------------
Management Fee /(1)/                          0.35%                      0.35%                    0.35%

Other expenses (Administration                0.16%                      0.17%                    0.16%
fees; Independent Expenses)/(2)/

Acquired fund fees and expenses               0.34%                      0.34%                    0.34%
(Underlying Funds)/(3)/

Total Annual Class Operating                  0.85%                      0.86%                    0.85%
Expenses/(1)/, /(2)/, /(3)/

Less Fee Waivers and/or Expense               0.35%                      0.36%                    0.35%
Reimbursements

Net Total Annual Class Operating              0.50%                      0.50%                    0.50%
Expenses

/(1)/ BGFA, the investment adviser to the Master Portfolios, has contractually agreed through April 30, 2011 to waive its advisory fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, paid to BGFA or BGI by the Underlying Funds that are part of the same "group of investment companies."

/(2)/ "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class S Shares of the LifePath Portfolios. BGI and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class S Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%.

/(3)/ Acquired fund fees and expenses (Underlying Funds) reflect each LifePath
      Portfolio's pro rata share of the fees and expenses incurred by investing in the Underlying Funds.

/(4)/ The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such voluntary waivers or reimbursements.

Example

     The hypothetical example below helps you compare the cost of investing in each fund with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in each class of each fund over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for two years.

     THE FUNDS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

Class I Shares

                                                LifePath Retirement
                                                     Portfolio             Acquiring Fund
                   LifePath 2010 Portfolio       (Acquiring Fund)            (Combined)
                  (Your Fund) for the period   for the period ended   Pro Forma for the period
Number of Years    ended December 31, 2008       December 31, 2008    ended December 31, 2008
---------------   --------------------------   --------------------   ------------------------
1 Year                      $   87                    $   87                   $   87
3 Years                     $  346                    $  346                   $  346
5 Years                     $  626                    $  626                   $  626
10 Years                    $1,424                    $1,424                   $1,424

Class R Shares

                                                LifePath Retirement
                                                     Portfolio             Acquiring Fund
                   LifePath 2010 Portfolio       (Acquiring Fund)            (Combined)
                  (Your Fund) for the period   for the period ended   Pro Forma for the period
Number of Years     ended December 31, 2008      December 31, 2008     ended December 31, 2008
---------------   --------------------------   --------------------   ------------------------
1 Year                      $  112                    $  112                   $  112
3 Years                     $  424                    $  424                   $  424
5 Years                     $  759                    $  759                   $  759
10 Years                    $1,705                    $1,705                   $1,705

Class S Shares

                                                LifePath Retirement
                                                     Portfolio             Acquiring Fund
                   LifePath 2010 Portfolio       (Acquiring Fund)            (Combined)
                  (Your Fund) for the period   for the period ended   Pro Forma for the period
Number of Years     ended December 31, 2008      December 31, 2008     ended December 31, 2008
---------------   --------------------------   --------------------   ------------------------
1 Year                      $   51                    $   51                   $   51
3 Years                     $  236                    $  238                   $  236
5 Years                     $  437                    $  441                   $  437
10 Years                    $1,017                    $1,027                   $1,017

                                                                       Exhibit C

                             PERFORMANCE INFORMATION

Comparison of Fund Performance

     Set forth below is performance information for each fund, which indicates some of the risks of investing in each fund. The first set of tables shows how each fund's total return has varied from year to year for each full calendar year. The first set of tables shows the returns for each class of each fund for each of the last ten calendar years. The second set of tables shows average annual total return (before and after taxes) for each fund over time as compared with a broad-based securities market index. The average annual total return tables compare the average annual total returns (before and after taxes) of class of each fund to those of a corresponding index for various periods of time.

     Effective March 15, 2004, the returns for each fund reflects its Master Portfolio's investment in Underlying Funds. For periods prior to March 15, 2004, the returns for each fund reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the funds, including a change to the frequency with which the funds' respective holdings were rebalanced among asset classes from monthly to quarterly.

     How the funds performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future. You should note that the investment adviser and portfolio managers of the combined fund after the reorganization will be the same as your fund's and the Acquiring Fund's investment adviser and portfolio managers. BGFA has reported that as of November 2009, your fund and the Acquiring Fund will both have the same investment objective, strategies, policies and restrictions and the most conservative allocation within the LifePath strategy. However, prior to November 2009, the investment objective and policies of your fund were similar, but not identical, to the investment objective, policies and strategies of the Acquiring Fund, which causes the funds to have different risk/return profiles. Both your fund and the Acquiring Fund benefited from an expense limitation agreement during various periods. In the absence of such expense limitation agreement, the funds' performance would have been lower.

Annual Return of LifePath Retirement Portfolio (Acquiring Fund)
(Years ended December 31)

Year   Class I Shares   Class R Shares   Class S Shares
----   --------------   --------------   --------------
1999        4.85%            4.60%            5.20%
2000        4.73%            4.48%            5.08%
2001        3.60%            1.40%            3.95%
2002       -2.70%           -4.98%           -2.35%
2003       11.95%           15.51%           12.30%
2004        6.35%            6.07%            6.70%
2005        4.32%            4.05%            4.67%

Year   Class I Shares   Class R Shares   Class S Shares
----   --------------   --------------   --------------
2006        8.80%            8.52%            9.15%
2007        4.50%            4.17%            4.85%
2008      -15.04%          -15.24%          -15.04%

Class I Shares: The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -7.08% in the 4th quarter of 2008.

Class R Shares: The best calendar quarter return during the years shown above was 11.32% in the 2nd quarter of 2003; the worst was -7.90% in the 4th quarter of 2008. The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

Class S Shares: The best calendar quarter return during the years shown above was 7.31% in the 2nd quarter of 2003; the worst was -7.85% in the 4th quarter of 2008. The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

Annual Return of LifePath 2010 Portfolio (Your Fund)
(Years ended December 31)

Year   Class I Shares   Class R Shares   Class S Shares
----   --------------   --------------   --------------
1999        9.48%            9.23%           9.83%
2000        0.71%            0.46%           1.06%
2001       -0.75%           -1.92%          -0.40%
2002       -8.32%           -8.57%          -7.97%
2003       15.66%           15.45%          16.01%
2004        7.38%            7.23%           7.73%
2005        5.20%            4.94%           5.55%
2006       10.15%            9.89%          10.50%
2007        4.18%            3.92%           4.53%
2008      -17.00%          -17.23%         -17.01%

Class I Shares: The best calendar quarter return during the years shown above was 9.14% in the 2nd quarter of 2003; the worst was -8.87% in the 4th quarter of 2008.

Class R Shares: The best calendar quarter return during the years shown above was 9.13% in the 2nd quarter of 2003; the worst was -9.00% in the 4th quarter of 2008. The performance formation for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

Class S Shares: The best calendar quarter return during the years shown above was 9.23% in the 2nd quarter of 2003; the worst was -8.81% in the 4th quarter of 2008. The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

Average Annual Total Returns
(For the periods ended December 31, 2008)

Class I Shares

                         1 Year   5 Years   10 Years   Since Inception /(2)/
                         ------   -------   --------   ---------------------
LIFEPATH RETIREMENT
   FUND (ACQUIRING
   FUND)
Return Before Taxes      -15.04%   1.40%      2.88%             4.76%
Return After Taxes on
   Distribution /(3)/    -15.87%   0.18%      1.43%             3.13%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/           -9.56%   0.71%      1.76%             3.24%
LifePath Retirement
   Portfolio Custom
   Benchmark /(4)(5)/    -14.53%   2.42%      3.91%             5.83%
LIFEPATH 2010
   PORTFOLIO (YOUR
   FUND)
Return Before Taxes      -17.00%   1.49%      2.25%             5.73%
Return After Taxes on
   Distribution /(3)/    -17.92%   0.34%      0.85%             4.18%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/          -10.67%   0.90%      1.34%             4.26%
LifePath 2010
   Portfolio Custom
   Benchmark /(4)(5)/    -16.51%   2.52%      3.39%             6.54%

S&P 500 Index /(5)/      -36.72%  -1.89%     -0.76%               N/A
Barclays Capital U.S.
   Aggregate Bond
   Index /(5)(6)/          5.24%   4.65%      5.63%               N/A
MSCI All Country World
   Index ex US IMI
   Index /(5)/           -45.98%   2.62%      2.26%               N/A
MSCI All Country World
   Index ex USA /(5)/    -45.53%   2.56%      1.90%               N/A
Citigroup 3-month
   Treasury Bill Index
   /(5)/                   1.81%   3.10%      3.30%               N/A
Barclays Capital U.S.
   Treasury Inflation
   Protected
   Securities (TIPS)
   Index (Series-L)
   /(5)(6)/               -2.35%   4.07%      6.79%               N/A

                         1 Year   5 Years   10 Years   Since Inception /(2)/
                         ------   -------   --------   ---------------------
FTSE EPRA/NAREIT
   Global Real Estate
   Index /(5)/           -47.72%   1.96%        N/A               N/A
Cohen & Steers Realty
   Majors Index /(5)/    -40.93%   1.17%        N/A               N/A

/(1)/ Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

/(2)/ The inception date of the Class I Shares of the LifePath Retirement
      Portfolio and LifePath 2010 Portfolio is March 1, 1994. The inception date of the LifePath Retirement Portfolio Custom Benchmark and LifePath 2010 Portfolio Custom Benchmark is March 1, 1994.

/(3)/ After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

/(4)/ The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

/(5)/ Reflects no deductions for fees, expenses or taxes.

/(6)/ Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further in the May 2009 Prospectus.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses tables above. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

Class R Shares

                         1 Year   5 Years   10 Years   Since Inception /(2)/
                         ------   -------   --------   ---------------------
LIFEPATH RETIREMENT
   FUND (ACQUIRING
   FUND)
Return Before Taxes      -15.24%    1.13%     2.55%             4.49%
Return After Taxes on
   Distribution /(3)/    -16.08%   -0.09%     1.21%             2.93%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/           -9.68%    0.49%     1.60%             3.02%
LifePath Retirement
   Portfolio Custom
   Benchmark /(4)(5)/    -14.53%    2.42%     3.91%             5.83%
LIFEPATH 2010
   PORTFOLIO (YOUR
   FUND)
Return Before Taxes      -17.23%    1.24%     1.91%             5.47%
Return After Taxes on
   Distribution /(3)/    -18.11%    0.15%     0.67%             4.02%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/          -10.82%    0.72%     1.23%             4.02%
LifePath 2010
   Portfolio Custom
   Benchmark /(4)(5)/    -16.51%    2.52%     3.39%             6.54%

S&P 500 Index /(5)/      -36.72%   -1.89%    -0.76%               N/A
Barclays Capital U.S.
   Aggregate Bond
   Index /(5)(6)/          5.24%    4.65%     5.63%               N/A
MSCI All Country World
   Index ex US IMI
   Index /(5)/           -45.98%    2.62%     2.26%               N/A
MSCI All Country World
   Index ex USA /(5)/    -45.53%    2.56%     1.90%               N/A
Citigroup 3-month
   Treasury Bill Index
   /(5)/                   1.81%    3.10%     3.30%               N/A
Barclays Capital U.S.
   Treasury Inflation
   Protected
   Securities (TIPS)
   Index (Series-L)
   /(5)(6)/               -2.35%    4.07%     6.79%               N/A
FTSE EPRA/NAREIT
   Global Real Estate
   Index /(5)/           -47.72%    1.96%       N/A               N/A
Cohen & Steers Realty
   Majors Index /(5)/    -40.93%    1.17%       N/A               N/A

/(1)/ Performance shown for the periods prior to April 30, 2001 (the date the Class R Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 reflects the actual performance of Class R Shares. Effective May 1, 2005, Class R Shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

/(2)/ The inception date of the Class R Shares of the LifePath Retirement
      Portfolio and LifePath 2010 Portfolio is April 30, 2001. The inception date of the LifePath Retirement Portfolio Custom Benchmark and LifePath 2010 Portfolio Custom Benchmark is March 1, 1994.

/(3)/ After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs. A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

/(4)/ The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

/(5)/ Reflects no deductions for fees, expenses or taxes.

/(6)/ Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further in the May 2009 Prospectus.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses tables above. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

Class S Shares

                         1 Year   5 Years   10 Years   Since Inception /(2)/
                         ------   -------   --------   ---------------------
LIFEPATH RETIREMENT
   FUND (ACQUIRING
   FUND)
Return Before Taxes      -15.04%    1.61%     3.08%             4.89%
Return After Taxes on
   Distribution /(3)/    -15.93%    0.39%     1.65%             3.29%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/           -9.51%    1.77%     2.40%             3.71%
LifePath Retirement
   Portfolio Custom
   Benchmark /(4)(5)/    -14.53%    2.42%     3.91%             5.83%
LIFEPATH 2010
   PORTFOLIO (YOUR
   FUND)
Return Before Taxes      -17.01%    1.70%     2.46%             5.85%
Return After Taxes on
   Distribution /(3)/    -18.01%    0.54%     1.07%             4.31%
Return After Taxes on
   Distribution and
   Sales of Fund
   Shares /(3)/          -10.62%    2.10%     2.03%             4.76%
LifePath 2010
   Portfolio Custom
   Benchmark /(4)(5)/    -16.51%    2.52%     3.39%             6.54%

S&P 500 Index /(5)/      -36.72%   -1.89%    -0.76%               N/A
Barclays Capital U.S.
   Aggregate Bond
   Index /(5)(6)/          5.24%    4.65%     5.63%               N/A
MSCI All Country World
   Index ex US IMI
   Index /(5)/           -45.98%    2.62%     2.26%               N/A
MSCI All Country World
   Index ex USA /(5)/    -45.53%    2.56%     1.90%               N/A
Citigroup 3-month
   Treasury Bill Index
   /(5)/                   1.81%    3.10%     3.30%               N/A
Barclays Capital U.S.
   Treasury Inflation
   Protected
   Securities (TIPS)
   Index (Series-L)
   /(5)(6)/               -2.35%    4.07%     6.79%               N/A
FTSE EPRA/NAREIT
   Global Real Estate
   Index /(5)/           -47.72%    1.96%       N/A               N/A
Cohen & Steers Realty
   Majors Index /(5)/    -40.93%    1.17%       N/A               N/A

/(1)/ Performance shown for the periods prior to May 30, 2008 (the date the Class S Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 reflects the actual performance of Class S Shares. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master

      Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

/(2)/ The inception date of the Class S Shares of the LifePath Retirement
      Portfolio and LifePath 2010 Portfolio is May 30, 2008. The inception date of the LifePath Retirement Portfolio Custom Benchmark and LifePath 2010 Portfolio Custom Benchmark is March 1, 1994.

/(3)/ After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or IRAs. A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.

/(4)/ The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.

/(5)/ Reflects no deductions for fees, expenses or taxes.

/(6)/ Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further in the May 2009 Prospectus.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses tables above. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

Prospectus
May 1, 2009

LIFEPATH(Reg. TM) PORTFOLIOS
CLASS I SHARES

LifePath(Reg. TM) Retirement
LifePath 2010(Reg. TM)
LifePath 2020(Reg. TM)
LifePath 2030(Reg. TM)
LifePath 2040(Reg. TM)
LifePath(Reg. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

[GRAPHIC APPEARS HERE]

Table of Contents

     Overview .............................................................    1
     Investment Objectives ................................................    3
     Summary of Principal Investment Strategies ...........................    4
     Summary of Principal Risk Factors ....................................    5
     Investment Returns ...................................................    6
     Fees and Expenses ....................................................   11
     A Further Discussion of Principal Investment Strategies ..............   13
     A Further Discussion of Principal Risk Factors .......................   22
     Management of the LifePath Portfolios ................................   26
     Shareholder Information ..............................................   28
     Financial Highlights .................................................   34
     Disclaimers ..........................................................   40

--------------------------------------------------------------------------------
                                                                              i

Overview

INTRODUCTION

The LifePath Portfolios/1/ are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------

(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Shareholder Information - Master/Feeder Mutual Fund Structure" in this Prospectus.

--------------------------------------------------------------------------------
                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

--------------------------------------------------------------------------------
     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

[] LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio's risk profile.

[] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2009, the LifePath 2010 Portfolio held approximately 40% of its assets in Underlying Funds that invest primarily in equity securities, 60% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase - E.G., the LifePath 2010 Portfolio - the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios' Board of Trustees, they may be merged into a single fund.

--------------------------------------------------------------------------------
     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BGFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

--------------------------------------------------------------------------------
                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class I of each LifePath Portfolio for each of the last ten calendar years. The average annual total return table compares the average annual total returns (before and after taxes) of Class I of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     4.85%
2000     4.73%
2001     3.60%
2002    -2.70%
2003    11.95%
2004     6.35%
2005     4.32%
2006     8.80%
2007     4.50%
2008   -15.04%

The best calendar quarter return during the years shown above was 7.22% in the 2nd quarter of 2003; the worst was -7.80% in the 4th quarter of 2008.

--------------------------------------------------------------------------------
     6  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     9.48%
2000     0.71%
2001    -0.75%
2002    -8.32%
2003    15.66%
2004     7.38%
2005     5.20%
2006    10.15%
2007     4.18%
2008   -17.00%

The best calendar quarter return during the years shown above was 9.14% in the 2nd quarter of 2003; the worst was -8.87% in the 4th quarter of 2008.

LIFEPATH 2020 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    14.12%
2000    -3.74%
2001    -6.42%
2002   -12.59%
2003    20.61%
2004     9.27%
2005     6.54%
2006    13.01%
2007     3.34%
2008   -25.42%

The best calendar quarter return during the years shown above was 11.35% in the 2nd quarter of 2003; the worst was -14.21% in the 4th quarter of 2008.

--------------------------------------------------------------------------------
                                                                              7

LIFEPATH 2030 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    16.85%
2000    -5.65%
2001    -9.94%
2002   -15.73%
2003    23.86%
2004    10.78%
2005     7.63%
2006    15.12%
2007     2.64%
2008   -31.03%

The best calendar quarter return during the years shown above was 13.45% in the 2nd quarter of 2003; the worst was -17.90% in the 4th quarter of 2008.

LIFEPATH 2040 PORTFOLIO - CLASS I

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    21.38%
2000    -9.71%
2001   -13.41%
2002   -18.73%
2003    27.64%
2004    11.43%
2005     8.24%
2006    16.97%
2007     2.03%
2008   -35.40%

The best calendar quarter return during the years shown above was 16.35% in the 4th quarter of 1999; the worst was -20.80% in the 4th quarter of 2008.

LIFEPATH 2050 PORTFOLIO - CLASS I

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

--------------------------------------------------------------------------------
     8  BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2008

                               CLASS I SHARES(1)

                                                                        SINCE
                               1 YEAR       5 YEARS     10 YEARS     INCEPTION(2)
                            ------------   ---------   ----------   -------------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes           -15.04%       1.40%        2.88%          4.76%
  Return After Taxes on         -15.87%       0.18%        1.43%          3.13%
  Distributions(3)
  Return After Taxes on          -9.55%       0.71%        1.76%          3.24%
  Distributions and Sale
  of Fund Shares(3)
LifePath Retirement             -14.53%       2.42%        3.91%          5.83%
  Portfolio Custom
  Benchmark(4)(5)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes           -17.00%       1.49%        2.25%          5.73%
  Return After Taxes on         -17.92%       0.34%        0.85%          4.18%
  Distributions(3)
  Return After Taxes on         -10.67%       0.90%        1.34%          4.26%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2010 Portfolio         -16.51%       2.52%        3.39%          6.54%
  Custom Benchmark(4)(5)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes           -25.42%       0.28%        0.95%          5.73%
  Return After Taxes on         -25.86%      -0.41%       -0.01%          4.53%
  Distributions(3)
  Return After Taxes on         -16.11%       0.10%        0.49%          4.50%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2020 Portfolio         -25.39%       1.13%        2.01%          6.25%
  Custom Benchmark(4)(5)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes           -31.03%      -0.57%        0.07%          5.77%
  Return After Taxes on         -31.31%      -1.42%       -1.07%          4.52%
  Distributions(3)
  Return After Taxes on         -19.77%      -0.47%       -0.15%          4.68%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2030 Portfolio         -31.34%       0.12%        1.03%          5.99%
  Custom Benchmark(4)(5)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes           -35.40%      -1.44%       -0.88%          5.72%
  Return After Taxes on         -35.58%      -1.80%       -1.60%          4.79%
  Distributions(3)
  Return After Taxes on         -22.63%      -1.12%       -0.79%          4.81%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2040 Portfolio         -36.01%      -0.80%        0.14%          5.90%
  Custom Benchmark(4)(5)
LIFEPATH 2050 PORTFOLIO
  Return Before Taxes           N/A           N/A         N/A           -32.18%
  Return After Taxes on         N/A           N/A         N/A           -32.27%
  Distributions(3)
  Return After Taxes on         N/A           N/A         N/A           -20.81%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2050 Portfolio         N/A           N/A         N/A           -32.47%
  Custom Benchmark(4)(5)
S&P 1500 Index(5)               -36.72%      -1.89%       -0.76%         N/A
Barclays Capital U.S.             5.24%       4.65%        5.63%         N/A
  Aggregate Bond
  Index(5)(6)
MSCI All Country World          -45.98%       2.62%        2.26%         N/A
  Index ex US IMI
  Index(5)
MSCI All Country World          -45.53%       2.56%        1.90%         N/A
  Index ex USA(5)
Citigroup 3-Month                 1.81%       3.10%        3.30%         N/A
  Treasury Bill Index(5)
Barclays Capital U.S.
  Treasury Inflation
  Protected Securities
  (TIPS) Index
(Series-L)(5)(6)                 -2.35%       4.07%        6.79%         N/A
FTSE EPRA/NAREIT Global         -47.72%       1.96%       N/A            N/A
  Real Estate Index(5)
Cohen & Steers Realty           -40.93%       1.17%       N/A            N/A
  Majors Index(5)

--------------------------------------------------------------------------------
                                                                              9

-------
  (1) Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

  (2) The inception date of the Class I Shares of the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is March 1, 1994. The inception date of the Class I Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class I Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2010 Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.


  (3) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.


  (4) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.
  (5)   Reflects no deductions for fees, expenses or taxes.
  (6) Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities
        (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further on page 21.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

--------------------------------------------------------------------------------
     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class I Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class I Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class I Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)

                             LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                            RETIREMENT        2010          2020          2030          2040         2050
                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ------------   -----------   -----------   -----------   -----------   ----------
Management fees(1)              0.35%         0.35%         0.35%         0.35%         0.35%         0.35%
Other expenses                  0.51%         0.51%         0.50%         0.51%         0.51%         0.51%
(Administration fees  ;
  Independent
 Expenses(2))
Acquired fund fees and          0.34%         0.34%         0.35%         0.35%         0.35%         0.42%
  expenses (Underlying
 Funds)(3)
Total annual class              1.20%         1.20%         1.20%         1.21%         1.21%         1.28%
operating
  expenses(1)(2)(3)
Less fee waivers and/or         0.35%         0.35%         0.35%         0.36%         0.36%         0.43%
  expense
 reimbursements(1)(2)
Net expenses(1)(2)(4)           0.85%         0.85%         0.85%         0.85%         0.85%         0.85%

-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2011 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class I Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class I Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

--------------------------------------------------------------------------------
                                                                             11

EXAMPLE

The example below is intended to help you compare the cost of investing in Class I Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class I Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for two years.

THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

                              1 YEAR       3 YEARS         5 YEARS          10 YEARS
                             --------     ---------     -------------     -----------
LifePath Retirement             $87          $310            $590            $1,391
  Portfolio
LifePath 2010 Portfolio         $87          $310            $590            $1,391
LifePath 2020 Portfolio         $87          $310            $590            $1,391
LifePath 2030 Portfolio         $87          $311            $594            $1,400
LifePath 2040 Portfolio         $87          $311            $594            $1,400
LifePath 2050 Portfolio         $87          $319            N/A              N/A

--------------------------------------------------------------------------------
     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

--------------------------------------------------------------------------------
                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's S&P 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.


COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

--------------------------------------------------------------------------------
     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National Municipal Bond Index.

ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index(TM). The S&P North American Natural Resources Sector Index(TM) measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

ISHARES RUSSELL MIDCAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the

--------------------------------------------------------------------------------
                                                                             15

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(Reg. TM) Index.

ISHARES RUSSELL 2000 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(Reg. TM) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

-------
(1)Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund's corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

--------------------------------------------------------------------------------
     16                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

ISHARES MSCI EMERGING MARKETS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets invested in shares of other iShares funds.

ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

--------------------------------------------------------------------------------
                                                                             17

ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES BARCLAYS AGGREGATE BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index"). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

ISHARES BARCLAYS CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS MBS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

ISHARES BARCLAYS SHORT TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES BARCLAYS TIPS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

-------
*Effective December 8, 2008, the names of the funds changed from the iShares
   Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds' corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S.
   Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/
   Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

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                                                                             19

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx(Reg. TM) $ Liquid High Yield Index. The iBoxx(Reg. TM) $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(Reg. TM) $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx(Reg. TM) $ Liquid High Yield Index is typically 50, although this may change from time to time.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time:

                                UNDERLYING FUNDS

                             (as of March 31, 2009)

                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                             RETIREMENT        2010          2020          2030          2040         2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                            ------------   -----------   -----------   -----------   -----------   ----------
CAPITAL GROWTH
Master Investment               19.08%         20.63%        31.27%        38.76%        44.87%       45.73%
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400           4.67%          4.87%         5.90%         6.79%         7.46%       10.81%
  Index Fund
iShares S&P SmallCap 600         2.34%          2.42%         2.87%         3.26%         3.65%        5.34%
  Index Fund
iShares MSCI EAFE Index          7.70%          8.36%        12.41%        15.12%        17.39%       20.34%
  Fund
iShares Cohen & Steers           0.49%          0.58%         1.38%         1.94%         2.39%        1.76%
Realty Majors Index
  Fund
iShares FTSE EPRA/NAREIT         1.01%          1.31%         2.77%         3.76%         4.65%        3.72%
  Developed Real
 Estate ex-U.S. Index
Fund
iShares MSCI Emerging            2.32%          2.55%         3.71%         4.56%         5.26%        6.01%
  Markets Index Fund
iShares MSCI Canada              0.77%          0.85%         1.25%         1.57%         1.87%        2.10%
  Index Fund
iShares MSCI EAFE Small          0.85%          0.93%         1.38%         1.76%         1.94%        2.27%
  Cap Index Fund
CAPITAL GROWTH AND INCOME
Master Investment               51.29%         48.48%        31.36%        19.06%         8.95%        0.89%
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Barclays TIPS            9.11%          8.80%         5.40%         3.14%         1.21%       N/A
  Bond Fund
INCOME
BGIF Institutional Money         0.37%          0.22%         0.30%         0.28%         0.36%        1.03%
  Market Fund SL Agency
 Shares

-------

Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index(TM)," "S&P MidCap 400 Index(TM)," "S&P SmallCap 600 Index(TM)," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector Index(TM)" are trademarks of Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources

--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of IIC licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Barclays Capital," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Capital Inc. ("Barclays Capital") and have been licensed for use for certain purposes by BGI. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital, which is an affiliate of, and a separate legal entity from, BGI and BGFA. Neither BGI nor BGFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(Reg. TM) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

--------------------------------------------------------------------------------
                                                                             21

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

--------------------------------------------------------------------------------
     22                                        BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

NON-U.S. SECURITIES RISKS

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

[] Lower levels of liquidity and market efficiency;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less availability of public information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in settlement procedures;

[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets;

[] Different accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, director's fiduciary duties and liabilities and stockholder's rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists

--------------------------------------------------------------------------------
                                                                             23
and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary
Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

PASSIVE INVESTMENT RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

SECURITY SELECTION RISK

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

SECURITIES LENDING RISK

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BGI acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BGFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

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     24                                        BARCLAYS GLOBAL INVESTORS FUNDS

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause "tracking error," which is measured as the divergence of the Underlying iShares Fund's performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

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                                                                             25

Management of the LifePath Portfolios

INVESTMENT ADVISER

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2011.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 28, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.36 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the six-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Dale Hogan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

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     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Hogan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since October 2008. Mr. Hogan has been a member of the asset allocation portfolio management team since May 2007. Prior to becoming a Portfolio Manager, Mr. Hogan was a derivatives trader with Credit Suisse from 2004 to 2006. From April 2002 through April 2004, Mr. Hogan was a currency trader at BGI.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios' administrator:

[] Supervise the LifePath Portfolios' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and

[] Engaging and supervising shareholder servicing agents (the "Shareholder
 Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class I Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Shareholder Servicing Agents service individual and omnibus LifePath Portfolio accounts pursuant to agreements with the LifePath Portfolios and/or BGI. In addition to serving as agents of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the LifePath Portfolios' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. In addition, BGFA and/or BGI pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with a LifePath Portfolio's shares. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI. The LifePath Portfolios' distributor may also pay certain Shareholder Servicing Agents or intermediaries for such services from its own resources, which generally come directly or indirectly from fees paid by BGI.

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                                                                             27

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the LifePath Portfolios' shareholder servicing arrangements can be found in the LifePath Portfolios' SAI, which is available upon request.

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class I Shares, you must:

[] Invest through an employer-sponsored or individual retirement savings plan;

[] Invest the proceeds rolled over from such retirement savings plan into an IRA;

[] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios' Shareholder Servicing Agents; or

[] Initially invest a minimum of $1 million directly through State Street (in certain situations this minimum initial investment may be reduced or waived; please contact your Shareholder Servicing Agent or State Street for more information).

The LifePath Portfolios offer other classes of shares (Class R Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class R Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class I Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

[] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

[] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

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     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

[] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] DIRECT BUYER. See the "Special Instructions for Direct Buyers" section of this Prospectus.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

SPECIAL INSTRUCTIONS FOR DIRECT BUYERS

A direct buyer who has established an account with a LifePath Portfolio can add to or redeem from that account by phone or through the mail.

[] To add or redeem shares by phone, call 1-888-204-3956 between 8:30 a.m. and 5:00 p.m. Eastern Time on any Business Day. State Street will employ procedures designed to confirm that your order is valid. These may include

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                                                                             29
 asking for identifying information and recording the phone call. Neither State Street nor the LifePath Portfolios may be held liable for acting on telephone instructions that State Street reasonably believes to be valid. For redemptions, State Street will wire proceeds directly to your designated bank account./1/

[] To invest by mail, make your check payable to the LifePath Portfolio of your choice and mail it to State Street Bank and Trust Company, P.O. Box 642, Boston, MA 02117-0642. Please include the LifePath Portfolio's Share Class number and your account number on your check. You will find the numbers on your monthly statements.

For purchases, you should instruct your bank to wire funds as follows:

     State Street Bank and Trust Company
     ABA # 011000028

     Attn: Transfer Agent

     Account # DDA 00330860

     For Further Credit to: Barclays Global Investors Funds
     Shareholder Account Name:
     Shareholder Account Number:
     LifePath Portfolio Share Class Numbers:
     1002 (LifePath Retirement Portfolio - Class I)
     1012 (LifePath 2010 Portfolio - Class I)
     1022 (LifePath 2020 Portfolio - Class I)
     1032 (LifePath 2030 Portfolio - Class I)
     1042 (LifePath 2040 Portfolio - Class I)
     1051 (LifePath 2050 Portfolio - Class I)

[] To redeem shares by mail, indicate the dollar amount you wish to receive or the number of shares you wish to sell in your order to sell. Include your LifePath Portfolio's Share Class number and your account and taxpayer identification numbers. All account signatories must sign the order.

[] A direct buyer can ask State Street to wire proceeds directly to its designated bank account./2/

[] When a direct buyer purchases LifePath Portfolio shares and then quickly sells (E.G., sells before clearance of the purchase check), the LifePath Portfolio may delay the payment of proceeds up to ten days to ensure that purchase checks have cleared.

-------
(1)The following procedures are intended to help prevent fraud. If you wish to make a change to your list of authorized traders, you must provide a written request signed by an authorized signer on your account. If you wish to change your bank wire instructions or list of authorized signers, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.
(2)To help prevent fraud, if you direct the sale proceeds to someone other than your account's owner of record, to an address other than your account's address of record or to a bank not designated previously, you must make your request in writing and include a medallion signature guarantee or provide a corporate resolution of a recent date or other documentation as determined by the Fund's transfer agent. You can obtain a medallion signature guarantee from most banks and securities dealers. A medallion signature guarantee is not a notarized signature.

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a

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     30                                        BARCLAYS GLOBAL INVESTORS FUNDS
description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class I Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

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                                                                             31

Distributions from your LifePath Portfolio's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

DISTRIBUTION TYPE             TAX STATUS
---------------------------   --------------------------------
Qualified dividend
  income...................   Qualified dividend income(1)(2)
Other income...............   Ordinary income(2)
Short-term capital gain....   Ordinary income
Long-term capital gain.....   Long-term capital gain(3)

-------
  (1) If you are an individual, your distributions attributable to the LifePath Portfolio's qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
  (2) A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
  (3) An individual's net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

TRANSACTION                   TAX STATUS
---------------------------   --------------------------------
You sell shares owned
for more than one year ....   Long-term capital gain or loss
You sell shares owned
for one year or less ......   Short-term capital gain or loss

If you buy a LifePath Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING LIFEPATH PORTFOLIO SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON LIFEPATH PORTFOLIO DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF LIFEPATH PORTFOLIO SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

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     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

--------------------------------------------------------------------------------
                                                                             33

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class I Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio's operations. Certain information reflects financial results for a single Class I Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class I Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LIFEPATH RETIREMENT PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2008   DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,               $ 11.46        $  11.59        $ 11.22         $ 11.18         $ 11.03
                               -------        --------        -------         -------         -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.37            0.39           0.39            0.30            0.20
Net realized and                 (2.06)           0.12           0.58            0.17            0.49
                               -------        --------        -------         -------         -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            (1.69)           0.51           0.97            0.47            0.69
                               -------        --------        -------         -------         -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.31)          (0.37)         (0.39)          (0.33)          (0.24)
Net realized gain                (0.04)          (0.27)         (0.21)          (0.10)          (0.30)
                               -------        --------        -------         -------         -------
TOTAL DISTRIBUTIONS              (0.35)          (0.64)         (0.60)          (0.43)          (0.54)
                               -------        --------        -------         -------         -------
NET ASSET VALUE, END OF        $  9.42        $ 11.46         $ 11.59         $ 11.22         $ 11.18
                               =======        ========        =======         =======         =======
  YEAR
TOTAL RETURN                    (15.04)%          4.50%          8.80%           4.32%           6.35%
                               =======        ========        =======         =======         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year        $92,717        $136,923        $91,518         $99,349         $90,871
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.76%           0.77%          0.78%           0.81%           0.82%
Ratio of expenses to
average net assets
 prior to expense                 1.11%           1.12%          1.13%           1.15%           1.10%
  reductions
Ratio of net investment
income to
 average net assets(a)            3.29%           3.43%          3.28%           2.72%           1.92%
Portfolio turnover                  11%              6%            10%             11%            138%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2008   DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $  13.19        $  13.52        $  12.92        $  12.74        $  12.30
                              --------        --------        --------        --------        --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.40            0.43            0.41            0.31            0.20
Net realized and                 (2.60)           0.14            0.90            0.34            0.69
                              --------        --------        --------        --------        --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            (2.20)           0.57            1.31            0.65            0.89
                              --------        --------        --------        --------        --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.35)          (0.42)          (0.42)          (0.34)          (0.24)
Net realized gain                (0.15)          (0.48)          (0.29)          (0.13)          (0.21)
                              --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS              (0.50)          (0.90)          (0.71)          (0.47)          (0.45)
                              --------        --------        --------        --------        --------
NET ASSET VALUE, END OF       $  10.49        $  13.19        $  13.52        $  12.92        $  12.74
                              ========        ========        ========        ========        ========
  YEAR
TOTAL RETURN                    (17.00)%          4.18%          10.15%           5.20%           7.38%
                              ========        ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $248,679        $391,606        $333,298        $350,226        $296,439
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.76%           0.76%           0.77%           0.80%           0.81%
Ratio of expenses to
average net assets
 prior to expense                 1.10%           1.10%           1.11%           1.14%           1.09%
  reductions
Ratio of net investment
income to
 average net assets(a)            3.15%           3.14%           2.96%           2.45%           1.78%
Portfolio turnover                  12%              7%             12%             12%            130%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             35

LIFEPATH 2020 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2008   DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $  16.98        $  17.48        $  15.85        $  15.19        $  14.13
                              --------        --------        --------        --------        --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.44            0.45            0.40            0.30            0.21
Net realized and                 (4.67)           0.14            1.64            0.68            1.09
                              --------        --------        --------        --------        --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            (4.23)           0.59            2.04            0.98            1.30
                              --------        --------        --------        --------        --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.31)          (0.44)          (0.41)          (0.32)          (0.24)
Net realized gain                (0.12)          (0.65)              -               -               -
                              --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS              (0.43)          (1.09)          (0.41)          (0.32)          (0.24)
                              --------        --------        --------        --------        --------
NET ASSET VALUE, END OF       $  12.32        $  16.98        $  17.48        $  15.85        $  15.19
                              ========        ========        ========        ========        ========
  YEAR
TOTAL RETURN                    (25.42)%          3.34%          13.01%           6.54%           9.27%
                              ========        ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $432,717        $781,519        $598,633        $578,497        $446,486
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.73%           0.74%           0.75%           0.78%           0.79%
Ratio of expenses to
average net assets
 prior to expense                 1.07%           1.08%           1.08%           1.12%           1.07%
  reductions
Ratio of net investment
income to
 average net assets(a)            2.65%           2.52%           2.37%           2.01%           1.49%
Portfolio turnover                  13%              7%             16%             17%            140%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2008   DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $  16.19        $ 16.90         $  15.39        $  14.87        $  14.13
                              --------        -------         --------        --------        --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.35           0.34             0.32            0.24            0.19
Net realized and                 (5.29)          0.11             1.99            0.88            1.32
                              --------        -------         --------        --------        --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            (4.94)          0.45             2.31            1.12            1.51
                              --------        -------         --------        --------        --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.25)          (0.35)          (0.36)          (0.26)          (0.19)
Net realized gain                (0.08)          (0.81)          (0.44)          (0.34)          (0.58)
                              --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS             ( 0.33)          (1.16)          (0.80)          (0.60)          (0.77)
                              --------        --------        --------        --------        --------
NET ASSET VALUE, END OF       $  10.92        $  16.19        $  16.90        $  15.39        $  14.87
                              ========        ========        ========        ========        ========
  YEAR
TOTAL RETURN                    (31.03)%          2.64%          15.12%           7.63%          10.78%
                              ========        ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $315,028        $564,348        $408,564        $352,800        $265,166
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.72%           0.73%           0.74%           0.76%           0.78%
Ratio of expenses to
average net assets
 prior to expense                 1.06%           1.07%           1.08%           1.10%           1.06%
  reductions
Ratio of net investment
income to
 average net assets(a)            2.29%           2.10%           1.95%           1.69%           1.37%
Portfolio turnover                  13%              7%             22%             24%            138%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             37

LIFEPATH 2040 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                              YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                            DEC. 31, 2008   DEC. 31, 2007   DEC. 31, 2006   DEC. 31, 2005   DEC. 31, 2004
                            -------------   -------------   -------------   -------------   -------------
NET ASSET VALUE,              $  20.32        $  20.90        $  18.18        $  17.03        $  15.47
                              --------        --------        --------        --------        --------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income             0.35            0.34            0.31            0.21            0.21
Net realized and                 (7.45)           0.08            2.76            1.18            1.55
                              --------        --------        --------        --------        --------
  unrealized gain (loss)
TOTAL FROM INVESTMENT            (7.10)           0.42            3.07            1.39            1.76
                              --------        --------        --------        --------        --------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income            (0.26)          (0.35)          (0.35)          (0.24)          (0.20)
Net realized gain                (0.08)          (0.65)              -               -               -
                              --------        --------        --------        --------        --------
TOTAL DISTRIBUTIONS              (0.34)          (1.00)          (0.35)          (0.24)          (0.20)
                              --------        --------        --------        --------        --------
NET ASSET VALUE, END OF       $  12.88        $  20.32        $  20.90        $  18.18        $  17.03
                              ========        ========        ========        ========        ========
  YEAR
TOTAL RETURN                    (35.40)%          2.03%          16.97%           8.24%          11.43%
                              ========        ========        ========        ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year       $248,491        $383,391        $278,716        $221,359        $125,063
  (000s)
Ratio of expenses to
average net
 assets(a)                        0.69%           0.72%           0.73%           0.76%           0.78%
Ratio of expenses to
average net assets
 prior to expense                 1.04%           1.06%           1.07%           1.09%           1.06%
  reductions
Ratio of net investment
income to
 average net assets(a)            2.02%           1.71%           1.62%           1.45%           1.15%
Portfolio turnover                  14%              8%             29%             38%            147%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     38                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2050 PORTFOLIO - CLASS I SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                              PERIOD FROM
                            JUN. 30, 2008(A)
                            TO DEC. 31, 2008
                            -----------------
NET ASSET VALUE,             $    20.00
                             ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income              0.10
Net realized and                  (6.52)
                             ----------
  unrealized loss
TOTAL FROM INVESTMENT             (6.42)
                             ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income             (0.09)
Net realized gain                 (0.00)(b)
Return of capital                 (0.03)
                             ----------
TOTAL DISTRIBUTIONS               (0.12)
                             ----------
NET ASSET VALUE, END OF      $    13.46
                             ==========
  PERIOD
TOTAL RETURN                     (32.18)%(c)
                             ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of           $      444
  period (000s)
Ratio of expenses to               0.68%
average net
  assets(d)(e)
Ratio of expenses to              12.80%
average net assets prior
to expense
  reductions(e)
Ratio of net investment            2.14%
income to average net
  assets(d)(e)
Portfolio turnover                    0%(g)
  rate(f)

-------
(a)  Commencement of operations.
(b)  Rounds to less than $0.01.
(c)  Not annualized.
(d) These ratios include net expenses charged to the corresponding Master Portfolio.
(e)  Annualized for periods of less than one year.
(f) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
(g)  Rounds to less than 1%.

--------------------------------------------------------------------------------
                                                                             39

Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, "shares") or the ability of the Standard & Poor's Indexes to track general stock performance. Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

--------------------------------------------------------------------------------
     40                                        BARCLAYS GLOBAL INVESTORS FUNDS

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

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                                                                             41
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, and BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and

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     42                                        BARCLAYS GLOBAL INVESTORS FUNDS

BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds' underlying indexes (the "Underlying Indexes") are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BGFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or

--------------------------------------------------------------------------------
                                                                             43
implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BGFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.^

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     44                                        BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:        1-877-BGI-1544 (1-877-244-1544) (toll-free)
             Monday through Friday
             8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:      BGIFunds@barclaysglobal.com
Write:       Barclays Global Investors Funds
             c/o SEI Investments Distribution Co.
             One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath Portfolios' annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC's website www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

[GRAPHIC APPEARS HERE]

BGF-PR-LPI0509

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

Prospectus
May 1, 2009

LIFEPATH(Reg. TM) PORTFOLIOS
CLASS R SHARES

LifePath(Reg. TM) Retirement
LifePath 2010(Reg. TM)
LifePath 2020(Reg. TM)
LifePath 2030(Reg. TM)
LifePath 2040(Reg. TM)
LifePath(Reg. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

[GRAPHIC APPEARS HERE]

Table of Contents

Overview ..................................................................    1
Investment Objectives .....................................................    3
Summary of Principal Investment Strategies ................................    4
Summary of Principal Risk Factors .........................................    5
Investment Returns ........................................................    6
Fees and Expenses .........................................................   11
A Further Discussion of Principal Investment Strategies ...................   13
A Further Discussion of Principal Risk Factors ............................   22
Management of the LifePath Portfolios .....................................   26
Shareholder Information ...................................................   28
Financial Highlights ......................................................   33
Disclaimers ...............................................................   39

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                                                                              i

Overview

INTRODUCTION

The LifePath Portfolios/1/ are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------
(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Shareholder Information - Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

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                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

[] LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio's risk profile.

[] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2009, the LifePath 2010 Portfolio held approximately 40% of its assets in Underlying Funds that invest primarily in equity securities, 60% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase - E.G., the LifePath 2010 Portfolio - the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios' Board of Trustees, they may be merged into a single fund.

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     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BGFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

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                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class R of each LifePath Portfolio for each of the last ten calendar years./1/ The average annual total return table compares the average annual total returns (before and after taxes) of Class R of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS R(2)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     4.60%
2000     4.48%
2001     1.40%
2002    -4.98%
2003    15.51%
2004     6.07%
2005     4.05%
2006     8.52%
2007     4.17%
2008   -15.24%

The best calendar quarter return during the years shown above was 11.32% in the 2nd quarter of 2003; the worst was -7.90% in the 4th quarter of 2008.

-------
(1)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.
(2)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

--------------------------------------------------------------------------------
     6  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS R(3)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     9.23%
2000     0.46%
2001    -1.92%
2002    -8.57%
2003    15.45%
2004     7.23%
2005     4.94%
2006     9.89%
2007     3.92%
2008   -17.23%

The best calendar quarter return during the years shown above was 9.13% in the 2nd quarter of 2003; the worst was -9.00% in the 4th quarter of 2008.

LIFEPATH 2020 PORTFOLIO - CLASS R(4)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    13.87%
2000    -3.99%
2001    -7.43%
2002   -13.01%
2003    20.37%
2004     9.01%
2005     6.28%
2006    12.77%
2007     3.06%
2008   -25.57%

The best calendar quarter return during the years shown above was 11.29% in the 2nd quarter of 2003; the worst was -14.22% in the 4th quarter of 2008.

-------
(3)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.
(4)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

--------------------------------------------------------------------------------
                                                                              7

LIFEPATH 2030 PORTFOLIO - CLASS R(5)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    16.60%
2000    -5.90%
2001   -10.54%
2002   -16.04%
2003    23.48%
2004    10.51%
2005     7.37%
2006    14.83%
2007     2.38%
2008   -31.19%

The best calendar quarter return during the years shown above was 13.38% in the 2nd quarter of 2003; the worst was -17.93% in the 4th quarter of 2008.

LIFEPATH 2040 PORTFOLIO - CLASS R(6)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    21.13%
2000    -9.96%
2001   -13.64%
2002   -18.58%
2003    27.66%
2004    11.08%
2005     8.01%
2006    16.64%
2007     1.78%
2008   -35.56%

The best calendar quarter return during the years shown above was 16.29% in the 4th quarter of 1999; the worst was -20.88% in the 4th quarter of 2008.

LIFEPATH 2050 PORTFOLIO - CLASS R

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

-------
(5)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.
(6)The performance information for the periods from January 1, 1999 through April 30, 2001 (the date the Class R Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 through December 31, 2008 reflects the actual performance of Class R Shares.

--------------------------------------------------------------------------------
     8  BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2008
                               CLASS R SHARES(1)

                                                                        SINCE
                               1 YEAR       5 YEARS     10 YEARS     INCEPTION(2)
                            ------------   ---------   ----------   -------------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes           -15.24%       1.13%        2.55%          4.49%
  Return After Taxes on         -16.08%      -0.09%        1.21%          2.93%
  Distributions(3)
  Return After Taxes on          -9.68%       0.49%        1.60%          3.02%
  Distributions and Sale
  of Fund Shares(3)
LifePath Retirement             -14.53%       2.42%        3.91%          5.83%
  Portfolio Custom
  Benchmark(4)(5)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes           -17.23%       1.24%        1.91%          5.47%
  Return After Taxes on         -18.11%       0.15%        0.67%          4.02%
  Distributions(3)
  Return After Taxes on         -10.82%       0.72%        1.23%          4.02%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2010 Portfolio         -16.51%       2.52%        3.39%          6.54%
  Custom Benchmark(4)(5)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes           -25.57%       0.04%        0.61%          5.46%
  Return After Taxes on         -26.01%      -0.62%       -0.25%          4.33%
  Distributions(3)
  Return After Taxes on         -16.21%      -0.08%        0.31%          4.22%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2020 Portfolio         -25.39%       1.13%        2.01%          6.25%
  Custom Benchmark(4)(5)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes           -31.19%      -0.82%       -0.23%          5.54%
  Return After Taxes on         -31.46%      -1.63%       -1.23%          4.38%
  Distributions(3)
  Return After Taxes on         -19.89%      -0.67%       -0.28%          4.44%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2030 Portfolio         -31.34%       0.12%        1.03%          5.99%
  Custom Benchmark(4)(5)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes           -35.56%      -1.70%       -1.06%          5.58%
  Return After Taxes on         -35.73%      -2.04%       -1.74%          4.67%
  Distributions(3)
  Return After Taxes on         -22.76%      -1.34%       -0.86%          4.62%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2040 Portfolio         -36.01%      -0.80%        0.14%          5.90%
  Custom Benchmark(4)(5)
LIFEPATH 2050 PORTFOLIO
  Return Before Taxes           N/A           N/A         N/A           -32.28%
  Return After Taxes on         N/A           N/A         N/A           -32.34%
  Distributions(3)
  Return After Taxes on         N/A           N/A         N/A           -20.90%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2050 Portfolio         N/A           N/A         N/A           -32.47%
  Custom Benchmark(4)(5)
S&P 1500 Index(5)               -36.72%      -1.89%       -0.76%         N/A
Barclays Capital U.S.             5.24%       4.65%        5.63%         N/A
  Aggregate Bond
  Index(5)(6)
MSCI All Country World          -45.98%       2.62%        2.26%         N/A
  Index ex US IMI
  Index(5)
MSCI All Country World          -45.53%       2.56%        1.90%         N/A
  Index ex USA(5)
Citigroup 3-Month                 1.81%       3.10%        3.30%         N/A
  Treasury Bill Index(5)
Barclays Capital U.S.
  Treasury Inflation
  Protected Securities
  (TIPS) Index
(Series-L)(5)(6)                 -2.35%       4.07%        6.79%         N/A
FTSE EPRA/NAREIT Global         -47.72%       1.96%       N/A            N/A
  Real Estate Index(5)
Cohen & Steers Realty           -40.93%       1.17%       N/A            N/A
  Majors Index(5)

--------------------------------------------------------------------------------
                                                                              9

-------
  (1) Performance shown for the periods prior to April 30, 2001 (the date the Class R Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class R Shares. Performance from April 30, 2001 reflects the actual performance of Class R Shares. Effective May 1, 2005, Class R Shares are sold without any sales charges. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
  (2) The inception date of the Class R Shares of the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is April 30, 2001. The inception date of the Class R Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class R Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2010 Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.
  (3) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.
  (4) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.
  (5)   Reflects no deductions for fees, expenses or taxes.
  (6) Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities
        (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further on page 21.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

--------------------------------------------------------------------------------
     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class R Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class R Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class R Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)

                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                             RETIREMENT        2010          2020          2030          2040         2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                            ------------   -----------   -----------   -----------   -----------   ----------
Management fees(1)               0.35%         0.35%         0.35%         0.35%         0.35%         0.35%
Distribution (12b-1) fees        0.25%         0.25%         0.25%         0.25%         0.25%         0.25%
Other expenses                   0.51%         0.51%         0.50%         0.51%         0.51%         0.51%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and           0.34%         0.34%         0.35%         0.35%         0.35%         0.42%
  expenses (Underlying
 Funds)(3)
Total annual class               1.45%         1.45%         1.45%         1.46%         1.46%         1.53%
operating
  expenses(1)(2)(3)
Less fee waivers and/or          0.35%         0.35%         0.35%         0.36%         0.36%         0.43%
  expense
 reimbursements(1)(2)
Net expenses(1)(2)(4)            1.10%         1.10%         1.10%         1.10%         1.10%         1.10%

-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2011 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class R Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class R Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

--------------------------------------------------------------------------------
                                                                             11

EXAMPLE

The example below is intended to help you compare the cost of investing in Class R Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class R Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for two years.

THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

                              1 YEAR       3 YEARS         5 YEARS         10 YEARS
                             --------     ---------     -------------     ---------
LifePath Retirement            $112          $388            $724         $1,673
  Portfolio
LifePath 2010 Portfolio        $112          $388            $724         $1,673
LifePath 2020 Portfolio        $112          $388            $724         $1,673
LifePath 2030 Portfolio        $112          $389            $727         $1,683
LifePath 2040 Portfolio        $112          $389            $727         $1,683
LifePath 2050 Portfolio        $112          $397            N/A             N/A

--------------------------------------------------------------------------------
     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

--------------------------------------------------------------------------------
                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's S&P 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.


COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

--------------------------------------------------------------------------------
     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National Municipal Bond Index.

ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index(TM). The S&P North American Natural Resources Sector Index(TM) measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

ISHARES RUSSELL MIDCAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the

--------------------------------------------------------------------------------
                                                                             15

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(Reg. TM) Index.

ISHARES RUSSELL 2000 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(Reg. TM) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

-------
(1)Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund's corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

--------------------------------------------------------------------------------
     16                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

ISHARES MSCI EMERGING MARKETS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets invested in shares of other iShares funds.

ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

--------------------------------------------------------------------------------
                                                                             17

ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES BARCLAYS AGGREGATE BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index"). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

ISHARES BARCLAYS CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

--------------------------------------------------------------------------------
     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS MBS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

ISHARES BARCLAYS SHORT TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES BARCLAYS TIPS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

-------
* Effective December 8, 2008, the names of the funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds' corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S.
   Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/
   Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

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                                                                             19

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx(Reg. TM) $ Liquid High Yield Index. The iBoxx(Reg. TM) $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(Reg. TM) $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx(Reg. TM) $ Liquid High Yield Index is typically 50, although this may change from time to time.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time:

                                UNDERLYING FUNDS

                             (as of March 31, 2009)

                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                             RETIREMENT        2010          2020          2030          2040         2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                            ------------   -----------   -----------   -----------   -----------   ----------
CAPITAL GROWTH
Master Investment               19.08%         20.63%        31.27%        38.76%        44.87%       45.73%
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400           4.67%          4.87%         5.90%         6.79%         7.46%       10.81%
  Index Fund
iShares S&P SmallCap 600         2.34%          2.42%         2.87%         3.26%         3.65%        5.34%
  Index Fund
iShares MSCI EAFE Index          7.70%          8.36%        12.41%        15.12%        17.39%       20.34%
  Fund
iShares Cohen & Steers           0.49%          0.58%         1.38%         1.94%         2.39%        1.76%
Realty Majors Index
  Fund
iShares FTSE EPRA/NAREIT         1.01%          1.31%         2.77%         3.76%         4.65%        3.72%
  Developed Real
 Estate ex-U.S. Index
Fund
iShares MSCI Emerging            2.32%          2.55%         3.71%         4.56%         5.26%        6.01%
  Markets Index Fund
iShares MSCI Canada              0.77%          0.85%         1.25%         1.57%         1.87%        2.10%
  Index Fund
iShares MSCI EAFE Small          0.85%          0.93%         1.38%         1.76%         1.94%        2.27%
  Cap Index Fund
CAPITAL GROWTH AND INCOME
Master Investment               51.29%         48.48%        31.36%        19.06%         8.95%        0.89%
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Barclays TIPS            9.11%          8.80%         5.40%         3.14%         1.21%        N/A
  Bond Fund
INCOME
BGIF Institutional Money         0.37%          0.22%         0.30%         0.28%         0.36%        1.03%
  Market Fund SL Agency
 Shares

-------
Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index(TM)," "S&P MidCap 400 Index(TM)," "S&P SmallCap 600 Index(TM)," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector Index(TM)" are trademarks of Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources

--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of IIC licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Barclays Capital," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Capital Inc. ("Barclays Capital") and have been licensed for use for certain purposes by BGI. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital, which is an affiliate of, and a separate legal entity from, BGI and BGFA. Neither BGI nor BGFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(Reg. TM) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

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                                                                             21

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

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     22                                        BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

NON-U.S. SECURITIES RISKS

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

[] Lower levels of liquidity and market efficiency;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less availability of public information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in settlement procedures;

[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets;

[] Different accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, director's fiduciary duties and liabilities and stockholder's rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists

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                                                                             23
and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary
Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

PASSIVE INVESTMENT RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

SECURITY SELECTION RISK

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

SECURITIES LENDING RISK

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BGI acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BGFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

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     24                                        BARCLAYS GLOBAL INVESTORS FUNDS

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause "tracking error," which is measured as the divergence of the Underlying iShares Fund's performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

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                                                                             25

Management of the LifePath Portfolios

INVESTMENT ADVISER

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2011.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 28, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.36 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the six-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Dale Hogan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

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     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Hogan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since October 2008. Mr. Hogan has been a member of the asset allocation portfolio management team since May 2007. Prior to becoming a Portfolio Manager, Mr. Hogan was a derivatives trader with Credit Suisse from 2004 to 2006. From April 2002 through April 2004, Mr. Hogan was a currency trader at BGI.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios' administrator:

[] Supervise the LifePath Portfolios' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and

[] Engaging and supervising shareholder servicing agents (the "Shareholder
 Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.50% of the average daily net assets of the Class R Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

The Shareholder Servicing Agents service individual and omnibus LifePath Portfolio accounts pursuant to agreements with the LifePath Portfolios and/or BGI. In addition to serving as agents of the LifePath Portfolios for purposes of accepting orders for purchases and redemptions of LifePath Portfolio shares, Shareholder Servicing Agents may provide administrative support and account services such as processing purchases and redemptions of shares on behalf of individual and omnibus LifePath Portfolio accounts, answering shareholder inquiries, keeping records, transmitting reports and communications from the LifePath Portfolios, and providing reports on the status of individual and omnibus accounts. Shareholder Servicing Agents may provide these services, in whole or in part, by operating electronic transaction systems or websites through which shareholders may obtain information or engage in purchase or redemption transactions of LifePath Portfolio shares. By operating these systems or providing other services described above, the Shareholder Servicing Agents make the LifePath Portfolios available to their clients.

BGI pays shareholder servicing fees to certain Shareholder Servicing Agents in amounts not exceeding the maximum fee rates approved by the LifePath Portfolios' Board of Trustees for those services that the Shareholder Servicing Agents perform for their clients that would otherwise be performed by BGI or the LifePath Portfolios' other service providers. In addition, BGFA and/or BGI pay additional amounts to certain Shareholder Servicing Agents for more services or to other intermediaries that perform services in connection with a LifePath Portfolio's shares. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources, which generally come directly or indirectly from fees paid by funds advised by BGFA or administered by BGI. The LifePath Portfolios' distributor may also pay certain Shareholder Servicing Agents or intermediaries for such services from its own resources, which generally come directly or indirectly from fees paid by BGI.

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                                                                             27

A Shareholder Servicing Agent may make decisions about which investment options it will service and make available to its clients based on the payments the Shareholder Servicing Agent may be eligible to receive for its services. Therefore, payments to a Shareholder Servicing Agent may create potential conflicts of interest between the Shareholder Servicing Agent and its clients where the Shareholder Servicing Agent determines which investment options it will make available to those clients. Additional information regarding the LifePath Portfolios' shareholder servicing arrangements can be found in the LifePath Portfolios' SAI, which is available upon request.

DISTRIBUTION PLAN

The LifePath Portfolios have adopted a Distribution Plan applicable to Class R Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Class R is the only class that has a Distribution Plan. This plan is used to pay for distribution-related services, including ongoing compensation to selling agents. The Rule 12b-1 fees are paid out of Class R's assets. Over time, these fees will increase the cost of your investment in Class R Shares and may cost you more than paying other types of sales arrangements. The Rule 12b-1 fees are paid at an annual rate of 0.25% of the average daily net assets of the Class R Shares of the relevant LifePath Portfolios.

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class R Shares, you must:

[] Invest through an employer-sponsored or individual retirement savings plan;

[] Invest the proceeds rolled over from such retirement savings plan into an IRA; or

[] Maintain an account with State Street Bank and Trust Company ("State
 Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent, or with one of the LifePath Portfolios' Shareholder Servicing Agents.

The LifePath Portfolios offer other classes of shares (Class I Shares and Class S Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class I Shares and Class S Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to, and processed by, your Shareholder Servicing Agent or State Street and an account number assigned. You may be asked to provide information to verify your identity when opening an account.

Your Shareholder Servicing Agent may charge you a fee and may offer additional account services. Additionally, your Shareholder Servicing Agent may have procedures for placing orders for Class R Shares that differ from those of the LifePath Portfolios, such as different investment minimums or earlier trading deadlines. Please contact your Shareholder Servicing Agent directly for more information and details.

HOW TO BUY SHARES

[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through a Shareholder Servicing Agent, your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

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     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

[] TAX-DEFERRED INVESTOR. Invest through a Shareholder Servicing Agent as provided in your benefit plan documents. Your Shareholder Servicing Agent, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

[] QUALIFIED BUYER. Invest through an account set up with State Street or your Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or Shareholder Servicing Agent. Your Shareholder Servicing Agent is responsible for properly transmitting your sale order to State Street.

[] QUALIFIED BUYER. Contact your Shareholder Servicing Agent. Your Shareholder
 Servicing Agent is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

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                                                                             29

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class R Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The

--------------------------------------------------------------------------------
     30                                        BARCLAYS GLOBAL INVESTORS FUNDS

LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Distributions from your LifePath Portfolio's net investment income and net realized capital gains are taxable, whether you choose to receive them in cash or automatically reinvest them in additional LifePath Portfolio shares. The amount of taxes you owe will vary depending on your tax status and on your tax rate and the amount and character of the LifePath Portfolio's distributions to you. Normally, distributions are taxable to you when paid. However, when distributions are declared in the last three months of a year and paid in January of the next year, they are taxable as if paid on December 31 of the prior year.

Distributions from the LifePath Portfolios generally are taxable as follows:

DISTRIBUTION TYPE           TAX STATUS
-------------------------   --------------------------------
Qualified dividend
  income ................   Qualified dividend income(1)(2)
Other income.............   Ordinary income(2)
Short-term capital gain .   Ordinary income
Long-term capital gain...   Long-term capital gain(3)

-------
  (1) If you are an individual, your distributions attributable to the LifePath Portfolio's qualified dividend income generally are taxable to you at a maximum 15% U.S. federal income tax rate, as long as you meet certain holding period and other requirements. Qualified dividend income is, in general, dividend income received from taxable U.S. and certain foreign corporations. Absent further legislation, the reduced rates of tax for qualified dividend income will expire after December 31, 2010.
  (2) A portion of distributions paid to corporate shareholders of the LifePath Portfolios may qualify for the dividends-received deduction available to corporations.
  (3) An individual's net long-term capital gain currently is subject to a reduced maximum 15% U.S. federal income tax rate. Absent further legislation, this reduced 15% maximum tax rate on long-term capital gain is scheduled to expire after December 31, 2010.

In addition, if you sell your LifePath Portfolio shares you generally will have a taxable capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. In certain circumstances, a loss on the sale may be disallowed:

TRANSACTION                   TAX STATUS
---------------------------   --------------------------------
You sell shares owned
  for more than one year ..   Long-term capital gain or loss
You sell shares owned
  for one year or less ....   Short-term capital gain or loss

If you buy a LifePath Portfolio's shares shortly before it makes a distribution, you will, in effect, receive part of your purchase back in the form of a taxable distribution. Similarly, if you buy shares of a LifePath Portfolio that holds appreciated securities, you will, in effect, receive part of your purchase back in a taxable distribution if and when the LifePath Portfolio sells the appreciated securities and distributes the realized gain on the sale. The LifePath Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation in their investments.

--------------------------------------------------------------------------------
                                                                             31

After the end of each year, the LifePath Portfolios will send to you a notice that tells you how much you have received in distributions during the year and their U.S. federal income tax status. You could also be subject to foreign, state and local taxes on such distributions.

In certain circumstances, you may be subject to back-up withholding taxes on distributions to you from the LifePath Portfolios if you fail to provide the LifePath Portfolios with your correct social security number or other taxpayer identification number, or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to back-up withholding.

TAX CONSIDERATIONS FOR TAX-EXEMPT OR FOREIGN INVESTORS OR THOSE HOLDING LIFEPATH PORTFOLIO SHARES THROUGH A TAX-DEFERRED ACCOUNT, SUCH AS A 401(K) PLAN OR IRA, WILL BE DIFFERENT. FOR EXAMPLE, SHAREHOLDERS THAT ARE EXEMPT FROM U.S. FEDERAL INCOME TAX, SUCH AS RETIREMENT PLANS THAT ARE QUALIFIED UNDER SECTION 401 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, GENERALLY ARE NOT SUBJECT TO U.S. FEDERAL INCOME TAX ON LIFEPATH PORTFOLIO DIVIDENDS OR DISTRIBUTIONS OR ON SALES OF LIFEPATH PORTFOLIO SHARES. BECAUSE EACH INVESTOR'S TAX CIRCUMSTANCES ARE UNIQUE AND BECAUSE TAX LAWS ARE SUBJECT TO CHANGE, YOU SHOULD CONSULT YOUR TAX ADVISOR ABOUT YOUR INVESTMENT.

MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

--------------------------------------------------------------------------------
     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class R Shares of each LifePath Portfolio for the past five years or, if shorter, the period of the LifePath Portfolio's operations. Certain information reflects financial results for a single Class R Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class R Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LIFEPATH RETIREMENT PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2008       DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                  $ 10.70             $ 10.87             $ 10.56              $10.55              $10.44
                                  -------             -------             -------              ------              ------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.32                0.36                0.35                0.28                0.18
Net realized and                    (1.92)               0.09                0.53                0.14                0.45
                                  -------             -------             -------              ------              ------
  unrealized gain (loss)
TOTAL FROM INVESTMENT               (1.60)               0.45                0.88                0.42                0.63
                                  -------             -------             -------              ------              ------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.29)              (0.35)              (0.36)              (0.31)              (0.22)
Net realized gain                   (0.04)              (0.27)              (0.21)              (0.10)              (0.30)
                                  -------             -------             -------              ------              ------
TOTAL DISTRIBUTIONS                 (0.33)              (0.62)              (0.57)              (0.41)              (0.52)
                                  -------             -------             -------              ------              ------
NET ASSET VALUE, END OF           $  8.77             $ 10.70             $ 10.87              $10.56              $10.55
                                  =======             =======             =======              ======              ======
  YEAR
TOTAL RETURN                       (15.24)%              4.17%               8.52%               4.05%               6.07%
                                  =======             =======             =======              ======              ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year           $25,030             $22,185             $13,460              $9,567              $6,064
  (000s)
Ratio of expenses to
average net
 assets(a)                           1.01%               1.02%               1.03%               1.06%               1.07%
Ratio of expenses to
average net assets
 prior to expense                    1.36%               1.37%               1.38%               1.40%               1.35%
  reductions
Ratio of net investment
income to
 average net assets(a)               3.11%               3.06%               3.18%               2.51%               1.69%
Portfolio turnover                     11%                  6%                 10%                 11%                138%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

LIFEPATH 2010 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2008       DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                  $ 12.97             $ 13.31             $ 12.74             $ 12.57             $ 12.13
                                  -------             -------             -------             -------             -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.35                0.39                0.38                0.29                0.18
Net realized and                    (2.54)               0.14                0.86                0.32                0.68
                                  -------             -------             -------             -------             -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT               (2.19)               0.53                1.24                0.61                0.86
                                  -------             -------             -------             -------             -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.32)              (0.39)              (0.38)              (0.31)              (0.21)
Net realized gain                   (0.15)              (0.48)              (0.29)              (0.13)              (0.21)
                                  -------             -------             -------             -------             -------
TOTAL DISTRIBUTIONS                 (0.47)              (0.87)              (0.67)              (0.44)              (0.42)
                                  -------             -------             -------             -------             -------
NET ASSET VALUE, END OF           $ 10.31             $ 12.97             $ 13.31             $ 12.74             $ 12.57
                                  =======             =======             =======             =======             =======
  YEAR
TOTAL RETURN                       (17.23)%              3.92%               9.89%               4.94%               7.23%
                                  =======             =======             =======             =======             =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year           $91,056             $90,393             $52,548             $31,306             $16,957
  (000s)
Ratio of expenses to
average net
 assets(a)                           1.01%               1.01%               1.02%               1.05%               1.06%
Ratio of expenses to
average net assets
 prior to expense                    1.35%               1.35%               1.36%               1.39%               1.34%
  reductions
Ratio of net investment
income to
 average net assets(a)               2.98%               2.88%               2.87%               2.23%               1.56%
Portfolio turnover                     12%                  7%                 12%                 12%                130%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2020 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2008       DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $  16.24            $  16.77            $  15.22             $ 14.60            $ 13.59
                                 --------            --------            --------             -------            -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.37                0.38                0.37                0.27               0.19
Net realized and                    (4.45)               0.13                1.56                0.64               1.03
                                 --------            --------            --------             -------            -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT               (4.08)               0.51                1.93                0.91               1.22
                                 --------            --------            --------             -------            -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.29)              (0.39)              (0.38)              (0.29)             (0.21)
Net realized gain                   (0.12)              (0.65)                  -                   -                  -
                                 --------            --------            --------             -------            -------
TOTAL DISTRIBUTIONS                 (0.41)              (1.04)              (0.38)              (0.29)             (0.21)
                                 --------            --------            --------             -------            -------
NET ASSET VALUE, END OF          $  11.75            $  16.24            $  16.77             $ 15.22            $ 14.60
                                 ========            ========            ========             =======            =======
  YEAR
TOTAL RETURN                       (25.57)%              3.06%              12.77%               6.28%              9.01%
                                 ========            ========            ========             =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $179,389            $180,740            $118,364             $57,525            $28,692
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.98%               0.99%               1.00%               1.03%              1.04%
Ratio of expenses to
average net assets
 prior to expense                    1.32%               1.33%               1.33%               1.37%              1.32%
  reductions
Ratio of net investment
income to
 average net assets(a)               2.51%               2.26%               2.31%               1.82%              1.33%
Portfolio turnover                     13%                  7%                 16%                 17%               140%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             35

LIFEPATH 2030 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2008       DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $  15.90            $  16.62             $ 15.15             $ 14.65            $ 13.94
                                 --------            --------             -------             -------            -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.29                0.31                0.28                0.22               0.15
Net realized and                    (5.17)               0.09                1.95                0.85               1.30
                                 --------            --------             -------             -------            -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT               (4.88)               0.40                2.23                1.07               1.45
                                 --------            --------             -------             -------            -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.23)              (0.31)              (0.32)              (0.23)             (0.16)
Net realized gain                   (0.08)              (0.81)              (0.44)              (0.34)             (0.58)
                                 --------            --------             -------             -------            -------
TOTAL DISTRIBUTIONS                 (0.31)              (1.12)              (0.76)              (0.57)             (0.74)
                                 --------            --------             -------             -------            -------
NET ASSET VALUE, END OF          $  10.71            $ 15.90              $ 16.62             $ 15.15            $ 14.65
                                 ========            ========             =======             =======            =======
  YEAR
TOTAL RETURN                       (31.19)%              2.38%              14.83%               7.37%             10.51%
                                 ========            ========             =======             =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $133,199            $135,684             $77,890             $39,134            $19,163
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.97%               0.98%               0.99%               1.01%              1.04%
Ratio of expenses to
average net assets
 prior to expense                    1.31%               1.32%               1.33%               1.35%              1.32%
  reductions
Ratio of net investment
income to
 average net assets(a)               2.13%               1.85%               1.84%               1.52%              1.24%
Portfolio turnover                     13%                  7%                 22%                 24%               138%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.
(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2040 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)

                                 YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                               DEC. 31, 2008       DEC. 31, 2007       DEC. 31, 2006       DEC. 31, 2005       DEC. 31, 2004
                              ---------------     ---------------     ---------------     ---------------     --------------
NET ASSET VALUE,                 $  19.46            $  20.06             $ 17.47             $ 16.37            $ 14.89
                                 --------            --------             -------             -------            -------
  BEGINNING OF YEAR
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                0.29                0.30                0.25                0.19               0.16
Net realized and                    (7.13)               0.06                2.64                1.11               1.48
                                 --------            --------             -------             -------            -------
  unrealized gain (loss)
TOTAL FROM INVESTMENT               (6.84)               0.36                2.89                1.30               1.64
                                 --------            --------             -------             -------            -------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income               (0.22)              (0.31)              (0.30)              (0.20)             (0.16)
Net realized gain                   (0.08)              (0.65)                  -                   -                  -
                                 --------            --------             -------             -------            -------
TOTAL DISTRIBUTIONS                 (0.30)              (0.96)              (0.30)              (0.20)             (0.16)
                                 --------            --------             -------             -------            -------
NET ASSET VALUE, END OF          $  12.32            $  19.46             $ 20.06             $ 17.47            $ 16.37
                                 ========            ========             =======             =======            =======
  YEAR
TOTAL RETURN                       (35.56)%              1.78%              16.64%               8.01%             11.08%
                                 ========            ========             =======             =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year          $ 96,873            $110,528             $65,203             $34,710            $23,126
  (000s)
Ratio of expenses to
average net
 assets(a)                           0.94%               0.97%               0.98%               1.01%              1.03%
Ratio of expenses to
average net assets
 prior to expense                    1.29%               1.31%               1.32%               1.34%              1.31%
  reductions
Ratio of net investment
income to
 average net assets(a)               1.80%               1.49%               1.46%               1.20%              1.06%
Portfolio turnover                     14%                  8%                 29%                 38%               147%
  rate(b)

-------
(a) These ratios include net expenses charged to the corresponding Master Portfolio.

(b) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

LIFEPATH 2050 PORTFOLIO - CLASS R SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                JUN. 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                  $    20.00
                                  ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                   0.14
Net realized and                       (6.59)
                                  ----------
  unrealized loss
TOTAL FROM INVESTMENT                  (6.45)
                                  ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                  (0.06)
Net realized gain                      (0.00)(b)
Return of capital                      (0.02)
                                  ----------
TOTAL DISTRIBUTIONS                    (0.08)
                                  ----------
NET ASSET VALUE, END OF           $    13.47
                                  ==========
  PERIOD
TOTAL RETURN                          (32.28)%(c)
                                  ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of                $       34
  period (000s)
Ratio of expenses to                    0.91%
average net
  assets(d)(e)
Ratio of expenses to                   13.04%
average net assets prior
to expense
  reductions(e)
Ratio of net investment                 1.68%
income to average net
  assets(d)(e)
Portfolio turnover                         0%(g)
  rate(f)

-------
(a)  Commencement of operations.
(b)  Rounds to less than $0.01.
(c)  Not annualized.
(d) These ratios include net expenses charged to the corresponding Master Portfolio.
(e)  Annualized for periods of less than one year.
(f) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.
(g)  Rounds to less than 1%.

--------------------------------------------------------------------------------
     38                                        BARCLAYS GLOBAL INVESTORS FUNDS

Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, "shares") or the ability of the Standard & Poor's Indexes to track general stock performance. Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

--------------------------------------------------------------------------------
                                                                             39

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

--------------------------------------------------------------------------------
     40                                        BARCLAYS GLOBAL INVESTORS FUNDS
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, and BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and

--------------------------------------------------------------------------------
                                                                             41

BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds' underlying indexes (the "Underlying Indexes") are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BGFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or

--------------------------------------------------------------------------------
     42                                        BARCLAYS GLOBAL INVESTORS FUNDS
implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BGFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

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                                                                             43

--------------------------------------------------------------------------------

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:        1-877-BGI-1544 (1-877-244-1544) (toll-free)
             Monday through Friday
             8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:      BGIFunds@barclaysglobal.com
Write:       Barclays Global Investors Funds
             c/o SEI Investments Distribution Co.
             One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath Portfolios' annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC's website www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

[GRAPHIC APPEARS HERE]


BGF-PR-LPR0509

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

Prospectus
May 1, 2009

LIFEPATH(Reg. TM) PORTFOLIOS
CLASS S SHARES

LifePath(Reg. TM) Retirement
LifePath 2010(Reg. TM)
LifePath 2020(Reg. TM)
LifePath 2030(Reg. TM)
LifePath 2040(Reg. TM)
LifePath(Reg. TM) 2050

THE FIRST MUTUAL FUNDS DESIGNED TO OFFER INDIVIDUAL INVESTORS
COMPREHENSIVE ASSET ALLOCATION STRATEGIES THAT ADJUST OVER TIME.

--------------------------------------------------------------------------------
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

LifePath(Reg. TM) is a registered servicemark of Barclays Global Investors, N.A. and the LifePath Products are covered by U.S. Patents 5,812,987 and 6,336,102.

[GRAPHIC APPEARS HERE]

Table of Contents

     Overview .............................................................    1
     Investment Objectives ................................................    3
     Summary of Principal Investment Strategies ...........................    4
     Summary of Principal Risk Factors ....................................    5
     Investment Returns ...................................................    6
     Fees and Expenses ....................................................   11
     A Further Discussion of Principal Investment Strategies ..............   13
     A Further Discussion of Principal Risk Factors .......................   22
     Management of the LifePath Portfolios ................................   26
     Shareholder Information ..............................................   27
     Financial Highlights .................................................   32
     Disclaimers ..........................................................   38

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                                                                              i

Overview

INTRODUCTION

The LifePath Portfolios/1/ are designed to offer individual investors comprehensive asset allocation strategies tailored to the time when they expect to begin withdrawing assets. Asset allocation is the distribution of investments among broad types of asset classes: equity securities, bonds and money market instruments. Each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective as the LifePath Portfolio. To implement the asset allocation strategy, each Master Portfolio, in turn, invests in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions based on its own comprehensive investment strategy that gradually becomes more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase. Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Master Portfolios.

WHICH LIFEPATH PORTFOLIO TO CONSIDER

The first step in choosing which LifePath Portfolio to consider is answering a key question: When will you need the money you are thinking of investing? Will it be in ten years, when your kids are ready for college? Or 30 years, when you retire?

The number in the name of most of the LifePath Portfolios is actually a year - a "target year" when you might expect to begin withdrawing your money. Selecting the LifePath Portfolio that may be most appropriate for your investment may be as simple as matching your target year with the closest LifePath Portfolio target year.

For example, let's say that you are investing for retirement purposes, and that you expect to retire at age 60. If you are 45 years old, you have 15 years before retirement. By adding 15 to the current year, you can define your "target year." If you expect to retire in the year 2023, as in this example, you may conclude that the LifePath 2020 Portfolio is the most appropriate LifePath Portfolio for you.

-------
(1)For simplicity's sake, all discussion of investment objective, strategies and risks of a particular LifePath Portfolio refers also to the investment objective, strategies and risks of the Master Portfolio, unless otherwise indicated. A detailed description of the relationship of the LifePath Portfolios to their Master Portfolios appears under the heading "Shareholder Information - Master/Feeder Mutual Fund Structure" in this Prospectus.

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                                                                              1

LIFEPATH(Reg. TM) PORTFOLIOS - HOW THEY WORK

[GRAPHIC APPEARS HERE]

NOTE: THE ABOVE CHART IS FOR ILLUSTRATIVE PURPOSES ONLY AND DOES NOT REPRESENT THE ACTUAL ALLOCATION PERCENTAGES OF THE LIFEPATH PORTFOLIOS.

The chart shows that over time, the investment mix of each LifePath Portfolio gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the LifePath Portfolio increasingly conservative.

In making your investment decision, you should keep in mind:

[] Each LifePath Portfolio's investment strategy derives from the risk tolerance of average investors with a particular time horizon.

[] Each LifePath Portfolio's time horizon is based on the year in its name, except for the LifePath Retirement Portfolio, which is designed for investors who are currently withdrawing, or plan in the near future to begin withdrawing, a substantial portion of their investment.

If you are willing to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns, you may invest some or all of your assets in a LifePath Portfolio with a longer time horizon. If you desire a more conservative investment and are willing to forego some potential returns, you may invest some or all of your assets in a LifePath Portfolio with a shorter time horizon. The final choice is yours.

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     2  BARCLAYS GLOBAL INVESTORS FUNDS

Investment Objectives

Each LifePath Portfolio seeks to maximize return consistent with the quantitatively measured risk that investors on average may be willing to accept given their investment time horizon. An investor's time horizon marks the point when the investor plans to start making net withdrawals from his or her investments. As a general rule, investors with a longer time horizon have a greater tolerance for risk than investors with a shorter time horizon. Long-term investors are more likely to accept a greater risk of short-term loss in exchange for the potential to achieve higher long-term returns. Each LifePath Portfolio has its own time horizon, which affects the targeted risk level of the LifePath Portfolio and, in turn, its asset allocation.

SPECIFICALLY:

[] LifePath Retirement Portfolio is managed for investors seeking income and moderate long-term growth of capital.

[] LifePath 2010 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2010.

[] LifePath 2020 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

[] LifePath 2030 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

[] LifePath 2040 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

[] LifePath 2050 Portfolio is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Each LifePath Portfolio's investment objective may be changed by the LifePath Portfolio's Board of Trustees without shareholder approval.

--------------------------------------------------------------------------------
                                                                              3

Summary of Principal Investment Strategies
Each LifePath Portfolio invests all of its assets in a corresponding Master Portfolio which allocates and reallocates its assets among the Underlying Funds. The Master Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of short-term loss. The Master Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons.

[] LifePath Retirement Portfolio is designed for investors seeking current income and moderate long-term growth of capital. As of March 31, 2009, the LifePath Retirement Portfolio held approximately 38% of its assets in Underlying Funds that invest primarily in equity securities, 62% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. Because the LifePath Retirement Portfolio is in its most conservative phase, its allocation generally does not become more conservative over time, although its allocation may change to maintain the LifePath Retirement Portfolio's risk profile.

[] LifePath 2010 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2010. As of March 31, 2009, the LifePath 2010 Portfolio held approximately 40% of its assets in Underlying Funds that invest primarily in equity securities, 60% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2020 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2020. As of March 31, 2009, LifePath 2020 Portfolio held approximately 61% of its assets in Underlying Funds that invest primarily in equity securities, 39% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2030 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2030. As of March 31, 2009, the LifePath 2030 Portfolio held approximately 76% of its assets in Underlying Funds that invest primarily in equity securities, 24% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2040 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2040. As of March 31, 2009, the LifePath 2040 Portfolio held approximately 89% of its assets in Underlying Funds that invest primarily in equity securities, 11% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation will become more conservative and have lower expected returns.

[] LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2009, the LifePath 2050 Portfolio held approximately 99% of its assets in Underlying Funds that invest primarily in equity securities, 1% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, that allocation will become more conservative and have lower expected returns.

When a LifePath Portfolio reaches its stated time horizon and enters its most conservative phase - E.G., the LifePath 2010 Portfolio - the allocation of its assets is expected to be similar to that of the LifePath Retirement Portfolio. Such LifePath Portfolio and the LifePath Retirement Portfolio may then continue to operate as separate funds or, subject to approval by the LifePath Portfolios' Board of Trustees, they may be merged into a single fund.

--------------------------------------------------------------------------------
     4  BARCLAYS GLOBAL INVESTORS FUNDS

Summary of Principal Risk Factors

As with any investment, your investment in the LifePath Portfolios could lose money or the Portfolios' performance could trail that of other investments.

EACH LIFEPATH PORTFOLIO HAS A DIFFERENT LEVEL OF RISK.

The value of your investment is subject to equity securities market risk, which means the price of the equity securities in which the Underlying Funds invest may fluctuate or fall in response to economic events or trends.

The value of your investment is also subject to bond investment risks, including interest rate risk, which means that the prices of bonds in which the Underlying Funds invest may fall because of a rise in interest rates; credit risk, which is the risk that the price of an individual bond may fall with the decline in an issuer's real or apparent ability to meet its financial obligations; extension risk, which is the risk that borrowers may extend the prepayment of their mortgages or loans for longer periods than expected, thereby affecting the security's average life and, potentially, its yield; and prepayment risk, which is the risk that borrowers may prepay their mortgages or loans faster than expected, thereby affecting the security's average life and, potentially, its yield. The risk of default and price volatility of high yield securities is greater than the risk usually associated with higher-rated securities.

Investments in foreign securities by the Underlying Funds are subject to certain special risks and considerations, including potentially less liquidity and greater price volatility than investments in securities traded in the U.S. markets. These risks are greater for investments in foreign securities issued by companies or sovereign entities in emerging market countries.

The allocation of each LifePath Portfolio's assets is managed using a quantitative model that has been developed based on a number of factors. Neither the LifePath Portfolios nor BGFA can offer any assurance that the recommended asset allocation will either maximize returns or minimize risk or be the appropriate allocation in all circumstances for every investor with a particular time horizon.

The value of your investment is also subject to passive investment risk, security selection risk and concentration risk. Because BGFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid. This is known as passive investment risk. In the case of the Underlying Funds where BGFA does select securities based on its analysis, these funds are subject to the risk that security selection will contribute to underperformance. Concentration risk is the risk that an Underlying Fund that concentrates in a single industry or group of industries may be more susceptible to any single economic, market, political or regulatory occurrence in that industry or group of industries.

The value of your investment is subject to real estate investment risk, which includes many of the same risks associated with the direct ownership of real estate.

Investments in derivatives by certain Underlying Funds are subject to special risks and considerations. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates.

Certain Underlying Funds are also subject to market trading risks due to their shares being listed and traded on securities exchanges (including potential halts in trading or a fluctuation in trading price in accordance with changes in net asset value), and tracking error risk, in that the return of an Underlying Fund that seeks to track an index may deviate from the return of such index.

--------------------------------------------------------------------------------
                                                                              5

The LifePath Portfolios must maintain cash balances to meet redemption requests, which may lower overall portfolio performance.

An investment in a LifePath Portfolio is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Returns

TOTAL RETURNS

The bar charts and table in this section provide some indication of the risks of investing in the LifePath Portfolios by showing the changes in their performance from year to year. The bar charts show the returns for Class S of each LifePath Portfolio for each of the last ten calendar years./1/ The average annual total return table compares the average annual total returns (before and after taxes) of Class S of each LifePath Portfolio to those of a corresponding index for various periods of time. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.

How the LifePath Portfolios performed in the past (before and after taxes) is not necessarily an indication of how they will perform in the future.

LIFEPATH RETIREMENT PORTFOLIO - CLASS S(2)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     5.20%
2000     5.08%
2001     3.95%
2002    -2.35%
2003    12.30%
2004     6.70%
2005     4.67%
2006     9.15%
2007     4.85%
2008   -15.04%

The best calendar quarter return during the years shown above was 7.31% in the 2nd quarter of 2003; the worst was -7.85% in the 4th quarter of 2008.

-------
(1)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.
(2)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

--------------------------------------------------------------------------------
     6  BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS S(3)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999     9.83%
2000     1.06%
2001    -0.40%
2002    -7.97%
2003    16.01%
2004     7.73%
2005     5.55%
2006    10.50%
2007     4.53%
2008   -17.01%

The best calendar quarter return during the years shown above was 9.23% in the 2nd quarter of 2003; the worst was -8.81% in the 4th quarter of 2008.

LIFEPATH 2020 PORTFOLIO - CLASS S(4)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    14.47%
2000    -3.39%
2001    -6.07%
2002   -12.24%
2003    20.96%
2004     9.62%
2005     6.89%
2006    13.36%
2007     3.69%
2008   -25.38%

The best calendar quarter return during the years shown above was 11.44% in the 2nd quarter of 2003; the worst was -14.10% in the 4th quarter of 2008.

-------
(3)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.
(4)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

--------------------------------------------------------------------------------
                                                                              7

LIFEPATH 2030 PORTFOLIO - CLASS S(5)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    17.20%
2000    -5.30%
2001    -9.59%
2002   -15.38%
2003    24.21%
2004    11.13%
2005     7.98%
2006    15.47%
2007     2.99%
2008   -31.06%

The best calendar quarter return during the years shown above was 13.54% in the 2nd quarter of 2003; the worst was -17.85% in the 4th quarter of 2008.

LIFEPATH 2040 PORTFOLIO - CLASS S(6)

                 YEAR-BY-YEAR RETURNS (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]

1999    21.73%
2000    -9.36%
2001   -13.06%
2002   -18.38%
2003    27.99%
2004    11.78%
2005     8.59%
2006    17.32%
2007     2.38%
2008   -35.41%

The best calendar quarter return during the years shown above was 16.44% in the 4th quarter of 1999; the worst was -20.70% in the 4th quarter of 2008.

LIFEPATH 2050 PORTFOLIO - CLASS S

The LifePath 2050 Portfolio commenced operations on June 30, 2008. Because the LifePath 2050 Portfolio does not have a full year of operations, it does not disclose its performance history in this Prospectus.

-------
(5)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.
(6)The performance information for the periods from January 1, 1999 through May 30, 2008 (the date the Class S Shares commenced operations) shows the performance of the Class I Shares of the LifePath Portfolios adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 through December 31, 2008 reflects the actual performance of Class S Shares.

--------------------------------------------------------------------------------
     8  BARCLAYS GLOBAL INVESTORS FUNDS

                         AVERAGE ANNUAL TOTAL RETURNS
                    FOR THE PERIODS ENDED DECEMBER 31, 2008
                               CLASS S SHARES(1)

                                                                        SINCE
                               1 YEAR       5 YEARS     10 YEARS     INCEPTION(2)
                            ------------   ---------   ----------   -------------
LIFEPATH RETIREMENT
  PORTFOLIO
  Return Before Taxes           -15.04%       1.61%        3.08%          4.89%
  Return After Taxes on         -15.93%       0.39%        1.65%          3.29%
  Distributions(3)
  Return After Taxes on          -9.51%       1.77%        2.40%          3.71%
  Distributions and Sale
  of Fund Shares(3)
LifePath Retirement             -14.53%       2.42%        3.91%          5.83%
  Portfolio Custom
  Benchmark(4)(5)
LIFEPATH 2010 PORTFOLIO
  Return Before Taxes           -17.01%       1.70%        2.46%          5.85%
  Return After Taxes on         -18.01%       0.54%        1.07%          4.31%
  Distributions(3)
  Return After Taxes on         -10.62%       2.10%        2.03%          4.76%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2010 Portfolio         -16.51%       2.52%        3.39%          6.54%
  Custom Benchmark(4)(5)
LIFEPATH 2020 PORTFOLIO
  Return Before Taxes           -25.38%       0.49%        1.16%          5.83%
  Return After Taxes on         -25.88%      -0.22%        0.22%          4.65%
  Distributions(3)
  Return After Taxes on         -16.04%       1.80%        1.41%          5.20%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2020 Portfolio         -25.39%       1.13%        2.01%          6.25%
  Custom Benchmark(4)(5)
LIFEPATH 2030 PORTFOLIO
  Return Before Taxes           -31.06%      -0.39%        0.28%          5.86%
  Return After Taxes on         -31.38%      -1.25%       -0.84%          4.62%
  Distributions(3)
  Return After Taxes on         -19.78%       1.51%        0.86%          5.47%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2030 Portfolio         -31.34%       0.12%        1.03%          5.99%
  Custom Benchmark(4)(5)
LIFEPATH 2040 PORTFOLIO
  Return Before Taxes           -35.41%      -1.26%       -0.66%          5.81%
  Return After Taxes on         -35.62%      -1.63%       -1.37%          4.89%
  Distributions(3)
  Return After Taxes on         -22.63%       1.30%        0.41%          5.77%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2040 Portfolio         -36.01%      -0.80%        0.14%          5.90%
  Custom Benchmark(4)(5)
LIFEPATH 2050 PORTFOLIO
  Return Before Taxes           N/A           N/A         N/A           -32.10%
  Return After Taxes on         N/A           N/A         N/A           -32.21%
  Distributions(3)
  Return After Taxes on         N/A           N/A         N/A           -20.74%
  Distributions and Sale
  of Fund Shares(3)
LifePath 2050 Portfolio         N/A           N/A         N/A           -32.47%
  Custom Benchmark(4)(5)
S&P 1500 Index(5)               -36.72%      -1.89%       -0.76%         N/A
Barclays Capital U.S.             5.24%       4.65%        5.63%         N/A
  Aggregate Bond
  Index(5)(6)
MSCI All Country World          -45.98%       2.62%        2.26%         N/A
  Index ex US IMI
  Index(5)
MSCI All Country World          -45.53%       2.56%        1.90%         N/A
  Index ex USA(5)
Citigroup 3-Month                 1.81%       3.10%        3.30%         N/A
  Treasury Bill Index(5)
Barclays Capital U.S.
  Treasury Inflation
  Protected Securities
  (TIPS) Index
(Series-L)(5)(6)                 -2.35%       4.07%        6.79%         N/A
FTSE EPRA/NAREIT Global         -47.72%       1.96%       N/A            N/A
  Real Estate Index(5)
Cohen & Steers Realty           -40.93%       1.17%       N/A            N/A
  Majors Index(5)

--------------------------------------------------------------------------------
                                                                              9

-------
  (1) Performance shown for the periods prior to May 30, 2008 (the date the Class S Shares commenced operations) reflects the performance of the Class I Shares adjusted to reflect the fees and expenses of the Class S Shares. Performance from May 30, 2008 reflects the actual performance of Class S Shares. Effective March 15, 2004, the returns for each LifePath Portfolio reflect its Master Portfolio's investment in Underlying Funds. For all periods prior to March 15, 2004, the returns for each LifePath Portfolio reflect the direct investment by its Master Portfolio in a portfolio of securities and also reflect investment in accordance with a model that included "tactical," or short-term, shifts in allocation between stocks and bonds. In addition, as of December 31, 2003, BGFA made certain changes to its asset allocation strategies for the LifePath Portfolios, including a change to the frequency with which the LifePath Portfolios' respective holdings were rebalanced among asset classes from monthly to quarterly.
  (2) The inception date of the Class S Shares of the LifePath Retirement Portfolio, LifePath 2010 Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio and LifePath 2040 Portfolio is May 30, 2008. The inception date of the Class S Shares of the LifePath 2050 Portfolio is June 30, 2008. The returns for the Class S Shares of the LifePath 2050 Portfolio are not annualized. The inception date of the LifePath Retirement Portfolio Custom Benchmark, LifePath 2010 Portfolio Custom Benchmark, LifePath 2020 Portfolio Custom Benchmark, LifePath 2030 Portfolio Custom Benchmark and LifePath 2040 Portfolio Custom Benchmark is March 1, 1994. The inception date of the LifePath 2050 Portfolio Custom Benchmark is June 30, 2008.
  (3) After tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). A LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of LifePath Portfolio shares. As a result, a LifePath Portfolio's returns after taxes on distributions and sale of LifePath Portfolio shares may exceed the LifePath Portfolio's returns before taxes and/or returns after taxes on distributions.
  (4) The LifePath Portfolios' custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio's asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the LifePath Portfolios' custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios' changing asset allocations over time. As of December 31, 2008, the following indexes are used to calculate the LifePath Portfolios' custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital U.S. Aggregate Bond Index, Citigroup 3-Month Treasury Bill Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Global Real Estate Index. The MSCI All Country World Index ex US IMI Index replaced the MSCI All Country World Index ex USA Index on July 1, 2008. The FTSE EPRA/NAREIT Global Real Estate Index replaced the Cohen & Steers Realty Majors Index on July 1, 2008.
  (5)   Reflects no deductions for fees, expenses or taxes.
  (6) Effective November 3, 2008, the names of the noted indexes changed from the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. Treasury TIPS Index to the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities
        (TIPS) Index (Series-L), respectively. Changes to these indexes are discussed further on page 21.

BGFA and BGI have in the past waived and may from time to time agree to waive all or a portion of their fees or reimburse expenses to a Master Portfolio or LifePath Portfolio. When they do so, the applicable LifePath Portfolio's operating expenses are reduced so that the LifePath Portfolio's total return is increased. These waivers and reimbursements may be discontinued at any time, except as described in footnotes 1 and 2 to the Fees and Expenses table on the immediately following page. In the absence of such waivers and/or reimbursements, the applicable LifePath Portfolio's total return would be lower.

--------------------------------------------------------------------------------
     10                                        BARCLAYS GLOBAL INVESTORS FUNDS

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold Class S Shares of a LifePath Portfolio. The expenses are deducted from each LifePath Portfolio's assets, which means you pay them indirectly. This table does not reflect charges that may be imposed in connection with an account in which you hold the shares. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Class S Shares that would be in addition to the fees and expenses shown here.

The total annual operating expense ratios in the table and the example on the next page reflect the expenses of the Class S Shares of each LifePath Portfolio and its corresponding Master Portfolio and also reflect a weighted average of the total operating expense ratios of the Underlying Funds in which each Master Portfolio invests:

     ANNUAL CLASS OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS
                 (Expenses that are Deducted from Class Assets)

                             LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                            RETIREMENT        2010          2020          2030          2040         2050
                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                           ------------   -----------   -----------   -----------   -----------   ----------
Management fees(1)              0.35%         0.35%         0.35%         0.35%         0.35%         0.35%
Other expenses                  0.17%         0.16%         0.16%         0.16%         0.16%         0.16%
(Administration fees;
  Independent
 Expenses(2))
Acquired fund fees and          0.34%         0.34%         0.35%         0.35%         0.35%         0.42%
  expenses (Underlying
 Funds)(3)
Total annual class              0.86%         0.85%         0.86%         0.86%         0.86%         0.93%
operating
  expenses(1)(2)(3)
Less fee waivers and/or         0.36%         0.35%         0.36%         0.36%         0.36%         0.43%
  expense
 reimbursements(1)(2)
Net expenses(1)(2)(4)           0.50%         0.50%         0.50%         0.50%         0.50%         0.50%

-------
  (1) BGFA, the investment adviser to the Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the Underlying Funds through April 30, 2011 (the "contractual waiver").
  (2) "Independent Expenses" consist of those fees and expenses of the Independent Trustees of the LifePath Portfolios and the Master Portfolios, counsel to the Independent Trustees of the LifePath Portfolios and the Master Portfolios and the independent registered public accounting firm that provides audit and non-audit services in connection with the LifePath Portfolios and the Master Portfolios that are allocated to the Class S Shares of the LifePath Portfolios. Barclays Global Investors, N.A. ("BGI") and BGFA, as applicable, have contractually agreed to reimburse, or provide offsetting credits to, the Class S Shares of the LifePath Portfolios and the Master Portfolios for Independent Expenses through April 30, 2011. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. For the LifePath 2050 Portfolio, other expenses are based on estimated amounts for 2009.
  (3) Acquired fund fees and expenses (Underlying Funds) reflect each LifePath Portfolio's PRO RATA share of the fees and expenses incurred by investing in the Underlying Funds. For the LifePath 2050 Portfolio, these fees and expenses are based on estimated amounts for 2009.
  (4) The LifePath Portfolios' service providers may voluntarily waive certain of their fees or reimburse certain expenses, as they determine, from time to time; this table does not reflect such waivers or reimbursements.

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                                                                             11

EXAMPLE

The example below is intended to help you compare the cost of investing in Class S Shares of the LifePath Portfolios with the cost of investing in other mutual funds. The example illustrates the cost you would have incurred on an initial $10,000 investment in Class S Shares of each LifePath Portfolio over the time periods shown. It assumes your investment earns an annual return of 5% over the periods, that total operating expenses remain the same and that the contractual fee waivers and reimbursements by BGFA and BGI are in effect for two years.

THE LIFEPATH PORTFOLIOS DO NOT CHARGE A SALES LOAD OR OTHER FEE UPON REDEMPTION. This means that your cost for each period would be the same whether or not you sell your shares at the end of a period. Your actual costs may be higher or lower than this hypothetical example:

                              1 YEAR       3 YEARS         5 YEARS          10 YEARS
                             --------     ---------     -------------     -----------
LifePath Retirement             $51          $200            $404             $992
  Portfolio
LifePath 2010 Portfolio         $51          $199            $401             $982
LifePath 2020 Portfolio         $51          $200            $404             $992
LifePath 2030 Portfolio         $51          $200            $404             $992
LifePath 2040 Portfolio         $51          $200            $404             $992
LifePath 2050 Portfolio         $51          $208            N/A              N/A

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     12                                        BARCLAYS GLOBAL INVESTORS FUNDS

A Further Discussion of Principal Investment Strategies

INTRODUCTION

Each LifePath Portfolio pursues a common strategy of allocating and reallocating its assets among the Underlying Funds. The LifePath Portfolios with longer time horizons invest a greater portion of their assets in Underlying Funds that invest in equity securities, which provide a greater potential to achieve higher returns over the long-term but have a greater risk of short-term loss. In addition to investing in Underlying Funds, each LifePath Portfolio may borrow, lend its portfolio securities to brokers, dealers and financial institutions, and may invest the collateral in certain short-term instruments either directly or through one or more joint accounts or money market funds, as described in greater detail in the LifePath Portfolios' combined Statement of Additional Information ("SAI").

The LifePath Portfolios with shorter time horizons invest a greater portion of their assets in Underlying Funds that invest in bonds and money market instruments, which typically offer reduced risk and price volatility, but forego some potential returns. Accordingly, under normal circumstances, the LifePath Portfolios with shorter time horizons have lower expected returns than the LifePath Portfolios with longer time horizons. As each LifePath Portfolio approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively among the Underlying Funds. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in a LifePath Portfolio as it approaches its time horizon.

For example, the LifePath Retirement Portfolio has entered its "retirement phase" and seeks to maximize returns consistent with the risk that an average investor in retirement may be willing to accept. This does not mean, however, that it invests exclusively, or primarily, in Underlying Funds that are money market funds. Rather, because BGFA believes that most investors are still willing to take some risks in pursuing returns even while drawing on their investments, a portion of the LifePath Retirement Portfolio's assets will continue to be allocated to Underlying Funds that are equity and bond funds, in addition to Underlying Funds that are money market funds.

In determining the allocation of assets to the Underlying Funds, BGFA uses a proprietary investment model that analyzes securities market data, including risk, asset class correlations, and expected returns, to provide portfolio allocations among the asset classes represented by the Underlying Funds. The allocations are periodically monitored and rebalanced in an effort to maximize expected return for a given level of risk. In managing the LifePath Portfolios, BGFA focuses on long-term targets and objectives. The progression over time of a LifePath Portfolio's asset allocation to more conservative asset classes is a relatively steady process resulting in only gradual changes to the asset allocation from quarter to quarter. The Underlying Funds invest in a mix of equity securities, bonds and money market instruments. Certain Underlying Funds invest in real estate investment trusts ("REITs"), foreign securities, emerging markets, below investment-grade bonds and derivatives, which are subject to additional risks, as described in the "Further Discussion of Principal Risk Factors" section of this Prospectus. The investment model adjusts each LifePath Portfolio's risk level by gradually making it more conservative as the year in the LifePath Portfolio's name approaches, except for the LifePath Retirement Portfolio, which is already in its most conservative phase.

THE UNDERLYING FUNDS

Two of the Underlying Funds - the Active Stock Master Portfolio and the CoreAlpha Bond Master Portfolio (collectively, the "Underlying Master Portfolios") - are diversified portfolios of Master Investment Portfolio ("MIP"). The Active Stock Master Portfolio seeks to provide long-term appreciation of capital. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors. The CoreAlpha Bond Master Portfolio seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on

--------------------------------------------------------------------------------
                                                                             13
proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return.

The remaining Underlying Funds, other than the Barclays Global Investors Funds ("BGIF") Institutional Money Market Fund (the "Underlying Money Market Fund") are exchange-traded funds ("ETFs") that are part of the iShares family of funds ("Underlying iShares Funds"). Each of the Underlying iShares Funds seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. As a result, adverse performance of a particular security in an Underlying iShares Fund's portfolio will ordinarily not result in the elimination of the security from the Underlying iShares Fund's portfolio. Each Underlying iShares Fund offers and issues iShares at their net asset value per share only to certain institutional investors in aggregations of a specified number of iShares, generally in exchange for a basket of securities included in its underlying index, together with the deposit of a specified cash payment. The iShares for these Underlying iShares Funds are listed and traded on national securities exchanges and also may be listed on certain non-U.S. exchanges. BGFA purchases iShares on behalf of the Master Portfolios in the secondary market.

The relative weightings for each Master Portfolio in the various Underlying Funds will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time.

Each Master Portfolio currently expects to invest in some or all of the Underlying Funds described below:

ACTIVE STOCK MASTER PORTFOLIO

Seeks to provide long-term appreciation of capital. The Active Stock Master Portfolio invests, under normal circumstances, at least 80% of its assets in common stocks. The Active Stock Master Portfolio invests primarily in equity securities of U.S. companies with market capitalizations similar to the range of market capitalizations represented in the Standard & Poor's S&P 500 Index. BGFA invests the Active Stock Master Portfolio's assets using a proprietary quantitative model that is designed to select stocks based on an analysis of a wide range of company-specific factors, such as relative values based on earnings and cash flows; earnings quality as measured by the company's financial condition and earnings reports; sentiment as expressed through management and market participant behavior; and industry classification. BGFA considers risk parameters in deciding upon the Active Stock Master Portfolio's aggregate holdings, and factors trading costs into its stock selection process.


COREALPHA BOND MASTER PORTFOLIO

Seeks to provide a combination of income and capital growth. BGFA invests the CoreAlpha Bond Master Portfolio's assets pursuant to a systematic method that relies on proprietary quantitative models to allocate assets among various bond sectors by evaluating each sector's relative value and risk-adjusted return. BGFA's models also allocate assets among bonds of different maturities based on yield characteristics and expectations. Specific investment selection decisions are made on the basis of evaluations of relative value, credit quality and other factors. The CoreAlpha Bond Master Portfolio invests, under normal circumstances, at least 80% of its assets in bonds. For the purposes of this strategy, "bonds" include the following: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial mortgage-backed securities; debt obligations of U.S. corporations; dollar-denominated debt obligations of foreign issuers; municipal securities; and asset-backed securities. The CoreAlpha Bond Master Portfolio invests a substantial portion of its assets in U.S.-registered, dollar-denominated bonds. The CoreAlpha Bond Master Portfolio may invest in bonds of any maturity or duration.

BGIF INSTITUTIONAL MONEY MARKET FUND

Seeks a high level of income consistent with liquidity and the preservation of capital. The BGIF Institutional Money Market Fund invests in high-quality, short-term money market instruments that include fixed-rate, floating-rate and variable-rate debt securities. The BGIF Institutional Money Market Fund also may invest in high-quality, short-term U.S.

--------------------------------------------------------------------------------
     14                                        BARCLAYS GLOBAL INVESTORS FUNDS
and foreign government debt, including the debt of agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), U.S. and foreign bank obligations, corporate obligations, repurchase agreements and asset-backed securities.

UNDERLYING ISHARES FUNDS

In managing each of the Underlying iShares Funds, BGFA uses a representative sampling index strategy. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that has an investment profile similar to the underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the applicable underlying index. Underlying iShares Funds that use representative sampling may or may not hold all of the securities in the relevant underlying index.

ISHARES S&P 500 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. The component stocks are weighted according to the float-adjusted market value of their outstanding shares.

ISHARES S&P MIDCAP 400 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P MidCap 400 Index. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The stocks in the S&P MidCap 400 Index have a market capitalization between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P SMALLCAP 600 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P SmallCap 600 Index. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market. The stocks in the S&P SmallCap 600 Index have a market capitalization between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

ISHARES S&P NATIONAL MUNICIPAL BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the municipal bond sector of the U.S. as defined by the S&P National Municipal Bond Index. The S&P National Municipal Bond Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of March 31, 2009, there were 523 issues in the S&P National Municipal Bond Index.

ISHARES S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P North American Natural Resources Sector Index(TM). The S&P North American Natural Resources Sector Index(TM) measures the performance of U.S.-traded stocks of natural resource-related companies in the U.S. and Canada, and includes companies in the following categories: producers of oil, gas and consumable fuels, energy equipment and services, metals and mining, manufacturers of paper and forest products, and producers of construction materials, containers and packaging.

ISHARES RUSSELL MIDCAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell Midcap(Reg. TM) Index. The Russell Midcap(Reg. TM) Index measures the performance of the mid-capitalization sector of the

--------------------------------------------------------------------------------
                                                                             15

U.S. equity market. The Russell Midcap(Reg. TM) Index is a float-adjusted, capitalization-weighted index of the 800 smallest issuers in the Russell 1000(Reg. TM) Index.

ISHARES RUSSELL 2000 INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Russell 2000(Reg. TM) Index. The Russell 2000(Reg. TM) Index measures the performance of the small capitalization sector of the U.S. equity market. The Russell 2000(Reg. TM) Index is a float-adjusted, capitalization-weighted index of equity securities issued by the approximately 2,000 smallest issuers in the Russell 3000(Reg. TM) Index.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the "Cohen & Steers Index"). The Cohen & Steers Index consists of selected U.S. REITs. The objective of the Cohen & Steers Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Cohen & Steers Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Cohen & Steers Index must meet minimum market capitalization and liquidity requirements. The Cohen & Steers Index is weighted according to the total market value of each REIT's outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Cohen & Steers Index.

ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND(1)

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, Middle East and Asian real estate markets. As of March 31, 2009, the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index was comprised of stocks of companies in the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

ISHARES MSCI CANADA INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Canada Index developed by MSCI, Inc. ("MSCI"). The MSCI Canada Index consists of stocks traded primarily on the Toronto Stock Exchange.

ISHARES MSCI EAFE INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index has been developed by MSCI as an equity benchmark for its international stock performance. The MSCI EAFE Index includes stocks from Europe, Australasia and the Far East.

-------
(1)Effective March 23, 2009, the name of the fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect changes in the name of the fund's corresponding underlying index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

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     16                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES MSCI EAFE SMALL CAP INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE Small Cap Index. The MSCI EAFE Small Cap Index targets 40% of the eligible small-capitalization universe in each industry group of each country represented by the MSCI EAFE(Reg. TM) Index. The MSCI EAFE(Reg. TM) Index includes securities from Europe, Australasia and the Far East. MSCI defines the small-capitalization universe as all listed securities that have a market capitalization between $200 million and $1,500 million (which may fluctuate depending on the overall level of the equity markets). In addition to this capitalization range, MSCI uses a specialized framework of foreign inclusion factors to adjust the market capitalization of securities for free float available to foreign investors.

ISHARES MSCI EMERGING MARKETS INDEX FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. The MSCI Emerging Markets Index is designed to measure equity market performance in the global emerging markets. As of March 31, 2009, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indexes: Argentina, Brazil, Chile, China, Columbia, the Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Pakistan, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. Emerging market country indexes may be added to or deleted from the MSCI Emerging Markets Index from time to time. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the MSCI Emerging Markets Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Markets Index Fund's assets invested in shares of other iShares funds.

ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. 1-3 Year Credit Bond Index. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 1-3 Year Treasury Bond Index. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years.

ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 3-7 Year Treasury Bond Index. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years.

ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the intermediate-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 7-10 Year Treasury Bond Index. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years.

--------------------------------------------------------------------------------
                                                                             17

ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 10-20 Year Treasury Bond Index. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years.

ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the long-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. 20+ Year Treasury Bond Index. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years.

ISHARES BARCLAYS AGGREGATE BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the total U.S. investment-grade bond market as defined by the Barclays Capital U.S. Aggregate Bond Index (the "Barclays Capital Index"). The Barclays Capital Index measures the performance of the U.S. investment-grade bond market, which includes investment-grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Barclays Capital Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Barclays Capital Index. The Barclays Capital Index is market capitalization weighted and the securities in the Barclays Capital Index are updated on the last calendar day of each month.

ISHARES BARCLAYS CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade credit sector of the United States bond market as defined by the Barclays Capital U.S. Credit Bond Index. The Barclays Capital U.S. Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Government/Credit Bond Index. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year.

ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. investment-grade credit sector of the bond market as defined by the Barclays Capital U.S. Intermediate Credit Bond Index. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years.

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     18                                        BARCLAYS GLOBAL INVESTORS FUNDS

ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. government and investment-grade corporate sectors of the bond market as defined by the Barclays Capital U.S. Intermediate Government/Credit Bond Index. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment-grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years.

ISHARES BARCLAYS MBS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the investment-grade agency mortgage-backed securities sector of the U.S. as defined by the Barclays Capital U.S. MBS Index. The Barclays Capital U.S. MBS Index measures the performance of investment-grade mortgage-backed pass-through securities of the Government National Mortgage Association, Fannie Mae and the Federal Home Loan Mortgage Corporation.

ISHARES BARCLAYS SHORT TREASURY BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the short-term sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Short Treasury Bond Index. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months.

ISHARES BARCLAYS TIPS BOND FUND*

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the inflation-protected sector of the U.S. Treasury market as defined by the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS."

-------
* Effective December 8, 2008, the names of the funds changed from the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund, iShares Lehman Aggregate Bond Fund, iShares Lehman Credit Bond Fund, iShares Lehman Government/Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund, iShares Lehman Intermediate Government/Credit Bond Fund, iShares Lehman MBS Bond Fund, iShares Lehman Short Treasury Bond Fund and iShares Lehman TIPS Bond Fund to the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and iShares Barclays TIPS Bond Fund, respectively, to reflect changes in the names of the funds' corresponding underlying indexes from Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers 1-3 Year U.S.
   Treasury Index, Lehman Brothers 3-7 Year U.S. Treasury Index, Lehman Brothers 7-10 Year U.S. Treasury Index, Lehman Brothers 10-20 Year U.S. Treasury Index, Lehman Brothers 20+ Year U.S. Treasury Index, Lehman Brothers U.S. Aggregate Index, Lehman Brothers U.S. Credit Index, Lehman Brothers U.S. Government/Credit Index, Lehman Brothers Intermediate U.S. Credit Index, Lehman Brothers Intermediate U.S. Government/
   Credit Index, Lehman Brothers U.S. MBS Index, Lehman Brothers Short U.S. Treasury Index and Lehman Brothers U.S. Treasury TIPS Index to Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. 1-3 Year Treasury Bond Index, Barclays Capital U.S. 3-7 Year Treasury Bond Index, Barclays Capital U.S. 7-10 Year Treasury Bond Index, Barclays Capital U.S. 10-20 Year Treasury Bond Index, Barclays Capital U.S. 20+ Year Treasury Bond Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Credit Bond Index, Barclays Capital U.S. Government/Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index, Barclays Capital U.S. MBS Index, Barclays Capital U.S. Short Treasury Bond Index and Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), respectively.

--------------------------------------------------------------------------------
                                                                             19

ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index. The JPMorgan EMBI Global Core Index is a broad, diverse U.S. dollar-denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries.

ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND

Seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the U.S. dollar high yield corporate bond market as defined by the iBoxx(Reg. TM) $ Liquid High Yield Index. The iBoxx(Reg. TM) $ Liquid High Yield Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the International Index Company Limited ("IIC"). The iBoxx(Reg. TM) $ Liquid High Yield Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the iBoxx(Reg. TM) $ Liquid High Yield Index is typically 50, although this may change from time to time.

The following table lists the Underlying Funds and the asset allocation for each Master Portfolio as of March 31, 2009. BGFA allocates each Master Portfolio's assets among the Underlying Funds based on the Master Portfolio's investment objective and policies. The asset allocation for each Master Portfolio will vary over time, and BGFA is not required to invest any Master Portfolio's assets in each of the Underlying Funds or in any particular percentage in any given Underlying Fund. BGFA may add, eliminate or replace Underlying Funds at any time:

                                UNDERLYING FUNDS

                             (as of March 31, 2009)

                              LIFEPATH       LIFEPATH      LIFEPATH      LIFEPATH      LIFEPATH     LIFEPATH
                             RETIREMENT        2010          2020          2030          2040         2050
                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                            ------------   -----------   -----------   -----------   -----------   ----------
CAPITAL GROWTH
Master Investment               19.08%         20.63%        31.27%        38.76%        44.87%       45.73%
Portfolio-Active Stock
  Master
 Portfolio
iShares S&P MidCap 400           4.67%          4.87%         5.90%         6.79%         7.46%       10.81%
  Index Fund
iShares S&P SmallCap 600         2.34%          2.42%         2.87%         3.26%         3.65%        5.34%
  Index Fund
iShares MSCI EAFE Index          7.70%          8.36%        12.41%        15.12%        17.39%       20.34%
  Fund
iShares Cohen & Steers           0.49%          0.58%         1.38%         1.94%         2.39%        1.76%
Realty Majors Index
  Fund
iShares FTSE EPRA/NAREIT         1.01%          1.31%         2.77%         3.76%         4.65%        3.72%
  Developed Real
 Estate ex-U.S. Index
Fund
iShares MSCI Emerging            2.32%          2.55%         3.71%         4.56%         5.26%        6.01%
  Markets Index Fund
iShares MSCI Canada              0.77%          0.85%         1.25%         1.57%         1.87%        2.10%
  Index Fund
iShares MSCI EAFE Small          0.85%          0.93%         1.38%         1.76%         1.94%        2.27%
  Cap Index Fund
CAPITAL GROWTH AND INCOME
Master Investment               51.29%         48.48%        31.36%        19.06%         8.95%        0.89%
Portfolio-CoreAlpha
  Bond
 Master Portfolio
iShares Barclays TIPS            9.11%          8.80%         5.40%         3.14%         1.21%       N/A
  Bond Fund
INCOME
BGIF Institutional Money         0.37%          0.22%         0.30%         0.28%         0.36%        1.03%
  Market Fund SL Agency
 Shares

-------
Note: The allocation percentages may not add to, or may appear to exceed, 100% due to rounding.

"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)," "S&P 500(Reg. TM)," "Standard & Poor's 500," "S&P 500 Index(TM)," "S&P MidCap 400 Index(TM)," "S&P SmallCap 600 Index(TM)," "S&P National Municipal Bond Index," and "the S&P North American Natural Resources Sector Index(TM)" are trademarks of Standard & Poor's (a division of The McGraw-Hill Companies, Inc.) licensed for use for certain purposes by BGI. The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Index Fund, iShares S&P National Municipal Bond Fund and iShares S&P North American Natural Resources

--------------------------------------------------------------------------------
     20                                        BARCLAYS GLOBAL INVESTORS FUNDS

Sector Index Fund that are based on S&P Indexes are not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in iShares.

"iBoxx(Reg. TM) $ Liquid High Yield Index" is a trademark of IIC licensed for use for certain purposes by BGI. The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed, sold or promoted by IIC, and IIC makes no representation regarding the advisability of investing in iShares.

"FTSE," "EPRA," "NAREIT" and "FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index" are marks that have been licensed for use for certain purposes by BGI. The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, Euronext N.V., the Financial Times Limited, EPRA or NAREIT (together the "FTSE Licensor Parties") and the FTSE Licensor Parties make no representation regarding the advisability of investing in iShares.

"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) ("JPMorgan") licensed for use for certain purposes by BGI. The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan, and JPMorgan makes no representation regarding the advisability of investing in iShares.

"Cohen & Steers" and "Cohen & Steers Realty Majors Index" are trademarks of Cohen & Steers Capital Management, Inc. ("Cohen & Steers") licensed for use for certain purposes by BGI. The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers, and Cohen & Steers makes no representation regarding the advisability of investing in iShares.

"Barclays Capital," "Barclays Capital U.S. 1-3 Year Credit Bond Index," "Barclays Capital U.S. 1-3 Year Treasury Bond Index," "Barclays Capital U.S. 3-7 Year Treasury Bond Index," "Barclays Capital U.S. 7-10 Year Treasury Bond Index," "Barclays Capital U.S. 10-20 Year Treasury Bond Index," "Barclays Capital U.S. 20+ Year Treasury Bond Index," "Barclays Capital U.S. Aggregate Bond Index," "Barclays Capital U.S. Credit Bond Index," "Barclays Capital U.S. Government/Credit Bond Index," "Barclays Capital U.S. Intermediate Credit Bond Index," "Barclays Capital U.S. Intermediate Government/Credit Bond Index," "Barclays Capital U.S. MBS Index," "Barclays Capital U.S. Short Treasury Bond Index," and the "Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)" (collectively referred to as the "iShares Bond Fund Indexes") are trademarks of Barclays Capital Inc. ("Barclays Capital") and have been licensed for use for certain purposes by BGI. The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund are not sponsored or endorsed by Barclays Capital, and Barclays Capital does not make any representations or warranties, expressed or implied, regarding the advisability of investing in iShares. The iShares Bond Fund Indexes are maintained by Barclays Capital, which is an affiliate of, and a separate legal entity from, BGI and BGFA. Neither BGI nor BGFA has or will have a role in maintaining the iShares Bond Fund Indexes.

"MSCI Canada Index/SM/," "MSCI EAFE(Reg. TM) Index" and "MSCI Emerging Markets Index/SM/" are servicemarks and "MSCI EAFE Small Cap Index" is a trademark of MSCI, and such marks have been licensed for use for certain purposes by BGI. The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund are not sponsored, endorsed, sold or promoted by MSCI, and MSCI makes no representation regarding the advisability of investing in iShares.

--------------------------------------------------------------------------------
                                                                             21

A Further Discussion of Principal Risk Factors

In addition to the principal risks of investing described in the "Summary of Principal Risk Factors" section of this Prospectus, the LifePath Portfolios have the following risks:

GENERAL

The net asset value of each LifePath Portfolio's shares ("NAV") is neither insured nor guaranteed, is not fixed and will fluctuate.

GENERAL RISKS APPLICABLE TO THE LIFEPATH PORTFOLIOS

EQUITY SECURITIES MARKET RISKS

The risks of investing in the equity securities market include both short-term and prolonged price declines. The value of an equity security may decline in value due to factors affecting equity securities markets generally or particular industries represented in the markets. Equity securities may underperform fixed-income investments and securities market indexes that track other markets, segments and sectors. Equity securities of mid- to small-cap companies tend to present greater risks than equity securities of large-cap companies because they are generally more volatile and can be less liquid.

BOND INVESTMENT RISKS

The risks of fixed-income investing include short-term and prolonged price declines because of a rise in interest rates, issuer quality considerations and other economic considerations; however, such price declines in the bond market have historically been less severe than stock declines.

CREDIT RISK

Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. There is the chance that any of an Underlying Fund's holdings will have their credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing an Underlying Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.

INTEREST RATE RISK

Interest rate risk is the risk that bond prices will decline over short or even long periods due to rising market interest rates. All bonds, including those issued by the U.S. government and its agencies, are subject to interest rate risk. Their prices tend to move in the opposite direction from market interest rate movements. When interest rates go up, bond prices tend to fall; when rates fall, prices tend to rise. Bonds with longer maturities are affected more by interest rate movements than bonds with shorter maturities, bonds with interest rate reset provisions, notes or money market instruments. If prices throughout the economy were to decline over time, resulting in "deflation," the principal and income of inflation-protected bonds held by an Underlying Fund would likely decline in price, which would result in losses for the Underlying Fund. Mortgage-backed securities represent interests in or instruments backed by a pool of loans secured by mortgages and asset-backed securities represent interests in or instruments backed by a pool of loans secured by other assets. Mortgage-backed securities and asset-backed securities are also subject to prepayment risk and extension risk. Prepayment risk is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity, causing the Underlying Fund to have to

--------------------------------------------------------------------------------
     22                                        BARCLAYS GLOBAL INVESTORS FUNDS
reinvest in securities with a lower yield. Extension risk is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply. Both prepayment risk and extension risk may result in a decline to the Underlying Funds' income.

HIGH YIELD SECURITIES RISK

High yield securities risk is the risk that securities that are rated below investment-grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by S&P, a division of The McGraw-Hill Companies, Inc. and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.) or are unrated but judged by an Underlying Fund to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

NON-U.S. SECURITIES RISKS

Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and abrupt changes in stock prices. As a result of Underlying Funds' investing in non-U.S. securities, the Fund may be subject to the risks listed below. These risks may decrease the value of your investment:

[] Lower levels of liquidity and market efficiency;

[] Greater securities price volatility;

[] Exchange rate fluctuations and exchange controls;

[] Less availability of public information about issuers;

[] Imposition of withholding or other taxes;

[] Imposition of restrictions on the expatriation of funds or other assets of the Underlying Fund;

[] Higher transaction and custody costs and delays in settlement procedures;

[] Difficulties in enforcing contractual obligations;

[] Substantial government involvement in the economy;

[] Higher rates of inflation;

[] Greater social, economic and political uncertainty, the risk of nationalization or expropriation of assets and risk of war;

[] Lower levels of regulation of the securities markets;

[] Different accounting, disclosure and reporting requirements; and

[] Legal principles relating to corporate governance, director's fiduciary duties and liabilities and stockholder's rights in markets in which the Underlying Funds invest may differ and/or may not be as extensive or protective as those that apply in the United States.

Investments in non-U.S. securities may be made by an Underlying Fund directly or through investments in American Depositary Receipts ("ADRs") and other similar investments. ADRs are receipts for shares of non-U.S. stocks held on deposit in U.S. banks or banks of major European countries. The receipts trade on the U.S. or local European stock markets as would normal stocks, entitling their owners to the dividends and capital gains earned by the real shares stored in bank vaults. ADRs reduce some of the risks of foreign investing because a large, liquid market generally exists

--------------------------------------------------------------------------------
                                                                             23
and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary
Receipts) are receipts for stock deposited in non-U.S. bank and trust companies, trade across foreign and domestic markets, and can involve different or greater risks than ADRs.

EMERGING MARKETS RISK

Some foreign markets are considered to be emerging markets. Investment in these emerging markets is subject to a greater risk of loss than investments in a developed market. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shut down and more governmental limitations on foreign investment policy than those typically found in a developed market.

MODEL RISK

Although the quantitative model used to manage the Master Portfolios' assets has been developed and refined over many years, neither the Master Portfolios nor BGFA can offer any assurance that the recommended allocation will either maximize returns or minimize risks, nor can the Master Portfolios or BGFA offer assurance that a recommended allocation will be the appropriate allocation in all circumstances for every investor with a particular time horizon.

REAL ESTATE INVESTMENT RISK

Investment in equity securities in the real estate sector is subject to many of the same risks associated with the direct ownership of real estate, such as adverse changes in national, state or local real estate conditions (resulting from, for example, oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of tax, environmental, and other laws.

DERIVATIVES

Derivatives include, among other instruments, futures contracts, options on futures contracts, other types of options that may be exchange-traded or traded over-the-counter, indexed and inverse floating-rate securities, and swap agreements. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indexes or rates. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

PASSIVE INVESTMENT RISK

Because BGFA does not select individual companies in the underlying indexes for the Underlying iShares Funds, those Underlying iShares Funds may hold stocks in companies that present risks that an investment adviser researching individual stocks might seek to avoid.

SECURITY SELECTION RISK

For each of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, BGFA bases security selection on its analysis of securities and therefore each of these Master Portfolios is subject to the risk that poor security selection will result in underperformance of the Master Portfolio in comparison with other investment vehicles with similar investment objectives and strategies.

SECURITIES LENDING RISK

The LifePath Portfolios may also lend portfolio securities to borrowers that provide collateral at least equal to the current market value of the securities loaned, plus accrued interest or dividends. BGI acts as securities lending agent for, and is compensated by, the LifePath Portfolios. Securities lending collateral is generally reinvested in a joint account or money market funds, including those advised by BGFA. Risks related to securities lending include operational, credit, legal, counterparty and market risk, as well as investment risks related to the collateral and risk of loss if the collateral is liquidated.

--------------------------------------------------------------------------------
     24                                        BARCLAYS GLOBAL INVESTORS FUNDS

CONCENTRATION RISK

To the extent that an underlying index of an Underlying iShares Fund is concentrated in the securities of companies, a particular market industry, group of industries, sector or asset class countries, regions or groups of countries, that Underlying iShares Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class country, region or group of countries.

MARKET TRADING RISKS

The Underlying iShares Funds are subject to certain additional risks due to their shares being listed and traded on securities exchanges. There can be no assurance that an active trading market for these particular ETFs will develop or be maintained. Trading in ETFs may be halted because of market conditions or for reasons that, in the view of the listing exchange, make trading in ETFs inadvisable. In addition, trading in ETFs is subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the requirements necessary to maintain the listing of ETFs will continue to be met or will remain unchanged. An ETF may trade at, above or below its NAV. The NAV of an ETF will fluctuate with changes in the market value of its holdings. The trading price of an ETF will generally fluctuate in accordance with changes in its NAV, as well as market supply and demand.

TRACKING ERROR RISK

Imperfect correlation between an Underlying iShares Fund's securities and those in its underlying index, rounding of prices, changes to the underlying index and regulatory requirements, may cause "tracking error," which is measured as the divergence of the Underlying iShares Fund's performance from that of its underlying index. Tracking error also may result because an Underlying iShares Fund incurs fees and expenses while its underlying index does not incur the same expenses.

FOR A DESCRIPTION OF THE LIFEPATH PORTFOLIOS' POLICIES AND PROCEDURES WITH RESPECT TO DISCLOSURE OF THEIR MASTER PORTFOLIOS' PORTFOLIO HOLDINGS, AND A FURTHER DISCUSSION OF THE LIFEPATH PORTFOLIOS' INVESTMENTS AND RISKS, PLEASE REFER TO THE LIFEPATH PORTFOLIOS' SAI.

--------------------------------------------------------------------------------
                                                                             25

Management of the LifePath Portfolios

INVESTMENT ADVISER

Each LifePath Portfolio is a feeder fund that invests all of its assets in a Master Portfolio that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. The Master Portfolios, in turn, invest in a combination of the Underlying Funds. BGFA, a registered investment adviser, serves as investment adviser to each Master Portfolio, and also serves as investment adviser to each Underlying Fund, with the exception of the Underlying Money Market Fund, which invests in a Master Portfolio advised by BGFA. BGFA manages the investing of the Master Portfolios' assets and provides the Master Portfolios with investment guidance and policy direction in connection with daily portfolio management, subject to the supervision of the Master Portfolios' Board of Trustees. For its services to the Master Portfolios, BGFA is entitled to receive an annual advisory fee of 0.35% of each Master Portfolio's average daily net assets.

For its services to the Underlying Funds, BGFA receives fees that differ from the fees described for the LifePath Portfolios in this Prospectus. BGFA provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios. For those services, BGFA receives investment advisory fees from the Underlying Funds. In addition, BGI provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BGFA has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory and administration fees, if any, paid by the Underlying Funds to BGFA and BGI, respectively, through April 30, 2011.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of February 28, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.36 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Master Portfolios invest.

A discussion regarding the basis for the Master Portfolios' Board of Trustees' approval of the investment advisory agreements with BGFA is available in each LifePath Portfolio's semi-annual report for the six-month period ending June 30.

PORTFOLIO MANAGERS

Dagmar Nikles, Leslie Gambon and Dale Hogan (the "Portfolio Managers") are primarily responsible for the day-to-day management of the Master Portfolios and act collaboratively on all aspects concerning the Master Portfolios. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of their team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

Ms. Nikles is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since June 2005. Ms. Nikles has been a member of the asset allocation portfolio management team since July 2003. From September 2002 to June 2003, Ms. Nikles was pursuing her Financial Risk Manager certification.

Ms. Gambon is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since May 2007. Ms. Gambon has been a member of the asset allocation portfolio management team since April 2007. Prior to becoming a member of the asset allocation portfolio

--------------------------------------------------------------------------------
     26                                        BARCLAYS GLOBAL INVESTORS FUNDS
management team, Ms. Gambon was an Active Equity Product Manager with BGI from 2001 to 2004 and in October 2004 became Head of Defined Contribution Portfolio Management at BGI.

Mr. Hogan is an employee of BGFA and BGI and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Master Portfolios since October 2008. Mr. Hogan has been a member of the asset allocation portfolio management team since May 2007. Prior to becoming a Portfolio Manager, Mr. Hogan was a derivatives trader with Credit Suisse from 2004 to 2006. From April 2002 through April 2004, Mr. Hogan was a currency trader at BGI.

The LifePath Portfolios' SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of shares in the LifePath Portfolios that invest in the Master Portfolios for which they are Portfolio Managers.

ADMINISTRATIVE SERVICES

BGI provides the following services, among others, as the LifePath Portfolios' administrator:

[] Supervise the LifePath Portfolios' administrative operations;

[] Provide or cause to be provided management reporting and treasury administration services;

[] Financial reporting;

[] Legal, blue sky and tax services;

[] Preparation of proxy statements and shareholder reports; and

[] With respect to the other Classes of the LifePath Portfolios, engaging and supervising shareholder servicing agents (the "Shareholder Servicing Agents") on behalf of the LifePath Portfolios.

BGI is entitled to receive fees for these services at the annual rate of 0.15% of the average daily net assets of the Class S Shares of each LifePath Portfolio. In addition to performing these services, BGI has agreed to bear all costs of operating the LifePath Portfolios, other than brokerage expenses, advisory fees, distribution fees, certain fees and expenses related to the LifePath Portfolios' Independent Trustees and their counsel, auditing fees, litigation expenses, taxes or other extraordinary expenses.

Shareholder Information

WHO IS ELIGIBLE TO INVEST

To be eligible to purchase LifePath Portfolio Class S Shares, you must invest through an employer-sponsored retirement savings plan.

The LifePath Portfolios offer other classes of shares (Class I Shares and Class R Shares) with different features and expense levels, which you may be eligible to buy. Please see the LifePath Portfolios' Class I Shares and Class R Shares prospectuses for more information.

In order to invest, a completed account application form must be submitted to and processed by your employer or your plan's recordkeeper.

Your purchase and holding of Class S Shares will be governed by the terms of your employer's plan. Please consult with your employer for more information.

--------------------------------------------------------------------------------
                                                                             27

HOW TO BUY SHARES

[] PLAN PARTICIPANT. Invest through payroll deductions or make a direct contribution by rolling over an amount from another 401(k) plan or from a rollover IRA (make arrangements through your employer). If you are investing through an IRA, your IRA trustee or custodian is responsible for properly transmitting your purchase order to State Street Bank and Trust Company ("State Street"), the LifePath Portfolios' custodian, transfer agent and dividend disbursing agent. Your plan or IRA may impose an earlier deadline for purchase or redemption orders than the LifePath Portfolios, as described below.

[] TAX-DEFERRED INVESTOR. Invest through a custodian as provided in your benefit plan documents. Your custodian, plan sponsor or administrator is responsible for properly transmitting your purchase order to State Street and may impose an earlier deadline for purchase and redemption orders than the LifePath Portfolios, as described below.

You may buy LifePath Portfolio shares without paying a sales charge. Your purchase order must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any day the LifePath Portfolios are open (a "Business Day") to purchase shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day. The LifePath Portfolios are generally open Monday through Friday and are generally closed on weekends and any day on which the NYSE is closed.

Each LifePath Portfolio reserves the right to suspend or discontinue the offer and sale of its shares and reject or cancel any purchase order for any reason.

Purchases generally must be made in U.S. dollars. You may be charged for any costs incurred in connection with a purchase order that has been placed but for which the LifePath Portfolio has not received full payment.

HOW TO SELL SHARES

[] PLAN PARTICIPANT AND TAX-DEFERRED INVESTOR. Contact your plan sponsor, administrator or custodian, who is responsible for properly transmitting your sale order to State Street.

You may sell LifePath Portfolio shares without paying a sales charge. Your order to sell shares must be received in proper form, as determined by State Street or an intermediary pursuant to an appropriate agreement, by the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) (or if regular trading on the NYSE closes early, at such closing time) on any Business Day to sell shares at that day's NAV. Orders received after the close of regular trading on the NYSE will be executed on the next Business Day.

The LifePath Portfolios generally remit the proceeds from a sale the next Business Day after receiving a properly executed order to sell and no longer than seven days after the sale. Each LifePath Portfolio reserves the right to suspend your right of redemption and to delay delivery of your redemption proceeds up to seven days, as permitted under applicable law. Each LifePath Portfolio further reserves the right to automatically redeem your shares and close your account for any reason, subject to applicable law, and send you the proceeds, which would reflect the NAV on the day the LifePath Portfolio automatically redeems your shares. For example, a LifePath Portfolio may automatically redeem your shares to reimburse the LifePath Portfolio for any losses sustained by reason of your failure to make full payment for shares purchased or to collect any charge relating to a transaction effected for your benefit that is applicable to the LifePath Portfolio's shares as provided from time to time in this Prospectus.

In addition, each LifePath Portfolio reserves the right to send your redemption proceeds in the form of securities from its Master Portfolio.

Upon redemption, the identity of the holder of the account to which the proceeds are being sent may need to be verified.

--------------------------------------------------------------------------------
     28                                        BARCLAYS GLOBAL INVESTORS FUNDS

CALCULATING THE LIFEPATH PORTFOLIOS' SHARE PRICE

Each LifePath Portfolio's share price (also known as a LifePath Portfolio's
NAV) is calculated by dividing the value of the net assets of the LifePath Portfolio (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the LifePath Portfolio, generally rounded to the nearest cent.

Each LifePath Portfolio's NAV is calculated at the close of regular trading on the NYSE (generally, 4:00 p.m. Eastern Time) on any Business Day. If regular trading on the NYSE closes early, the time for calculating each LifePath Portfolio's NAV and the deadline for share transactions will be accelerated to the earlier closing time. The NAV of each LifePath Portfolio is calculated based on the net asset value of the Master Portfolio in which the LifePath Portfolio invests. The LifePath Portfolios' SAI includes a description of the methods for valuing the Master Portfolios' investments, including a description of the circumstances in which the Master Portfolios' investments would be valued using fair value pricing and the effects of using fair value pricing.

LIFEPATH PORTFOLIO DISTRIBUTIONS

The LifePath Portfolios distribute their net investment income to shareholders quarterly. The LifePath Portfolios distribute their net realized capital gains, if any, to shareholders at least annually. Distributions payable to you will be automatically reinvested in additional Class S Shares of your LifePath Portfolio, unless you have elected to receive distribution payments in cash.

FREQUENT TRADING IN LIFEPATH PORTFOLIO SHARES

Frequent purchases and redemptions of mutual fund shares ("frequent trading") may have a detrimental effect on a fund and its shareholders. Depending on various factors, such as the size of the fund's investment portfolio and the amount of assets maintained in cash, frequent trading may harm the performance of the fund by interfering with the implementation of its investment strategies and/or increasing transaction costs and taxes, and/or may dilute the value of fund shares held by long-term investors. Frequent trading may include activity that appears to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a fund's investment portfolio securities after the close of the primary markets for those portfolio securities and the reflection of that change in the fund's net asset value ("market timing").

Each LifePath Portfolio invests only in interests of its Master Portfolio, and the Boards of Trustees of the Master Portfolios and the LifePath Portfolios have each considered the issues of frequent trading and market timing.

The Master Portfolios' Board of Trustees has adopted a policy of not monitoring for possible market timing activity because the Master Portfolios' holdings are valued as of the same time that the net asset value of the Master Portfolios is calculated (generally 4:00 p.m. Eastern Time), which eliminates the potential arbitrage opportunity presented by a lag between a change in the value of the Master Portfolios' holdings and the reflection of that change in the Master Portfolios' respective net asset values. The Master Portfolios' Board of Trustees has not adopted a policy of monitoring for other forms of frequent trading because daily flows into and out of the Master Portfolios are aggregated, and the process of aggregation is expected to reduce the potential for frequent trading to disrupt the implementation of the Master Portfolios' investment strategies.

The LifePath Portfolios' Board of Trustees has not adopted a policy of monitoring for market timing or other frequent trading activity in the LifePath Portfolios in light of the nature of the LifePath Portfolios' investment in Master Portfolios, the policies of the Master Portfolios, as described in the preceding paragraphs, and the historical nature of flows into and out of the LifePath Portfolios.

BGI's ability to monitor trades that are placed by participants in plans that are shareholders in the LifePath Portfolios or other shareholders in the LifePath Portfolios that trade through omnibus accounts maintained by intermediaries will be severely limited to the extent BGI does not receive transaction information showing individual investment decisions. Upon request by the LifePath Portfolios, intermediaries are required to provide certain transaction information that may enable the LifePath Portfolios to identify trading activity that is potentially harmful to the LifePath Portfolios. The

--------------------------------------------------------------------------------
                                                                             29

LifePath Portfolios may, but do not have the obligation to, respond to any potentially harmful trading activity that is identified. In the event any potentially harmful trading activity is identified, responses may include the imposition of trading restrictions, the rejection of purchases, or such other steps the LifePath Portfolios determine are appropriate. Intermediaries' ability to impose restrictions on the trading practices of their clients may, however, be affected by legal or technological limitations.

TAXES

The following discussion regarding U.S. federal income taxes is based upon laws in effect as of the date of this Prospectus and summarizes only some of the important U.S. federal income tax considerations affecting the LifePath Portfolios and their U.S. shareholders. This discussion is not intended as a substitute for careful tax planning. Please see the SAI for additional U.S. federal income tax information.

Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), generally are not subject to U.S. federal income tax on fund dividends or distributions or on sales of LifePath Portfolio shares. However, in the case of LifePath Portfolio shares held through a non-qualified deferred compensation plan, fund dividends and distributions received by the plan and sales of LifePath Portfolio shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement plan invests in LifePath Portfolio shares generally is not taxed on LifePath Portfolio dividends or distributions received by the plan or on sales of LifePath Portfolio shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. Special rules may also apply to such distributions. Plan participants should contact their own tax advisers for more information.

You must provide your correct social security number or other taxpayer identification number to the LifePath Portfolio along with any certifications required by the Internal Revenue Service when you open an account.

MASTER/FEEDER MUTUAL FUND STRUCTURE

The LifePath Portfolios do not have their own investment adviser. Instead, each LifePath Portfolio invests all of its assets in a separate mutual fund, called a Master Portfolio, that has a substantially identical investment objective, strategies and policies as the LifePath Portfolio. BGFA serves as investment adviser to each Master Portfolio. The Master Portfolios may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolios and, therefore, the LifePath Portfolios.

FEEDER FUND EXPENSES

Feeder funds, including the LifePath Portfolios, bear their respective Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

FEEDER FUND RIGHTS

Under the master/feeder structure, the LifePath Portfolios' Board of Trustees retains the right to withdraw a LifePath Portfolio's assets from its Master Portfolio if it believes doing so is in the best interests of the LifePath Portfolio's shareholders. If the Board of Trustees decides to withdraw a LifePath Portfolio's assets, it would then consider whether the LifePath Portfolio should hire its own investment adviser, invest in another master portfolio or take other action.

--------------------------------------------------------------------------------
     30                                        BARCLAYS GLOBAL INVESTORS FUNDS

FUND OF FUNDS

The Master Portfolios do not invest directly in a portfolio of securities. Instead, they invest in the Underlying Money Market Fund and other Underlying Funds that are also advised by BGFA. Each Master Portfolio charges for its own direct expenses, in addition to bearing a PRO RATA share of the expenses charged by the Underlying Funds in which it invests.

--------------------------------------------------------------------------------
                                                                             31

Financial Highlights

The financial tables in this section are intended to help investors understand the financial performance of the Class S Shares of each LifePath Portfolio since inception. Certain information reflects financial results for a single Class S Share of each LifePath Portfolio. The total returns in the tables represent the rate of return that an investor would have earned (or lost) on an investment in Class S Shares of a given LifePath Portfolio, assuming reinvestment of all distributions. The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the LifePath Portfolios' financial statements, is included in the LifePath Portfolios' annual report. You may obtain copies of the annual report, at no cost, by calling 1-877-BGI-1544 (1-877-244-1544) (toll-free) Monday through Friday from 8:30 a.m. to 6:30 p.m. Eastern Time.

LIFEPATH RETIREMENT PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                MAY 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    11.46
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.25
Net realized and                      (1.97)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (1.72)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.26)
Net realized gain                     (0.04)
                                 ----------
TOTAL DISTRIBUTIONS                   (0.30)
                                 ----------
NET ASSET VALUE, END OF          $     9.44
                                 ==========
  PERIOD
TOTAL RETURN                         (15.53)%(b)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $       35
  period (000s)
Ratio of expenses to                   0.44%
average net
  assets(c)(d)
Ratio of expenses to                   0.79%
average net assets prior
to expense
  reductions(d)
Ratio of net investment                4.08%
income to average net
  assets(c)(d)
Portfolio turnover                       11%
  rate(e)

-------
 (a)  Commencement of operations.

 (b)  Not annualized.

 (c) These ratios include net expenses charged to the corresponding Master Portfolio.

 (d)  Annualized for periods of less than one year.

 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

     32                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2010 PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                MAY 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    13.17
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.28
Net realized and                      (2.49)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (2.21)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.31)
Net realized gain                     (0.15)
                                 ----------
TOTAL DISTRIBUTIONS                   (0.46)
                                 ----------
NET ASSET VALUE, END OF          $    10.50
                                 ==========
  PERIOD
TOTAL RETURN                         (17.29)%(b)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $       73
  period (000s)
Ratio of expenses to                   0.43%
average net
  assets(c)(d)
Ratio of expenses to                   0.77%
average net assets prior
to expense
  reductions(d)
Ratio of net investment                4.11%
income to average net
  assets(c)(d)
Portfolio turnover                       12%
  rate(e)

-------
 (a)  Commencement of operations.

 (b)  Not annualized.

 (c) These ratios include net expenses charged to the corresponding Master Portfolio.

 (d)  Annualized for periods of less than one year.

 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             33

LIFEPATH 2020 PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                MAY 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    16.90
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.30
Net realized and                      (4.48)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (4.18)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.27)
Net realized gain                     (0.12)
                                 ----------
TOTAL DISTRIBUTIONS                   (0.39)
                                 ----------
NET ASSET VALUE, END OF          $    12.33
                                 ==========
  PERIOD
TOTAL RETURN                         (25.28)%(b)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $      416
  period (000s)
Ratio of expenses to                   0.42%
average net
  assets(c)(d)
Ratio of expenses to                   0.76%
average net assets prior
to expense
  reductions(d)
Ratio of net investment                4.27%
income to average net
  assets(c)(d)
Portfolio turnover                       13%
  rate(e)

-------
 (a)  Commencement of operations.

 (b)  Not annualized.

 (c) These ratios include net expenses charged to the corresponding Master Portfolio.

 (d)  Annualized for periods of less than one year.

 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

     34                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2030 PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                MAY 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    16.07
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.25
Net realized and                      (5.09)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (4.84)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.23)
Net realized gain                     (0.08)
                                 ----------
TOTAL DISTRIBUTIONS                  (0.31)
                                 ----------
NET ASSET VALUE, END OF          $    10.92
                                 ==========
  PERIOD
TOTAL RETURN                         (30.65)%(b)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $       95
  period (000s)
Ratio of expenses to                   0.39%
average net
  assets(c)(d)
Ratio of expenses to                   0.73%
average net assets prior
to expense
  reductions(d)
Ratio of net investment                3.44%
income to average net
  assets(c)(d)
Portfolio turnover                       13%
  rate(e)

-------
 (a)  Commencement of operations.

 (b)  Not annualized.

 (c) These ratios include net expenses charged to the corresponding Master Portfolio.

 (d)  Annualized for periods of less than one year.

 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------
                                                                             35

LIFEPATH 2040 PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                MAY 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    20.11
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.31
Net realized and                      (7.21)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (6.90)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.26)
Net realized gain                     (0.08)
                                 ----------
TOTAL DISTRIBUTIONS                   (0.34)
                                 ----------
NET ASSET VALUE, END OF          $    12.87
                                 ==========
  PERIOD
TOTAL RETURN                         (34.75)%(b)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $        6
  period (000s)
Ratio of expenses to                   0.36%
average net
  assets(c)(d)
Ratio of expenses to                   0.69%
average net assets prior
to expense
  reductions(d)
Ratio of net investment                3.31%
income to average net
  assets(c)(d)
Portfolio turnover                       14%
  rate(e)

-------
 (a)  Commencement of operations.

 (b)  Not annualized.

 (c) These ratios include net expenses charged to the corresponding Master Portfolio.

 (d)  Annualized for periods of less than one year.

 (e) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

--------------------------------------------------------------------------------

     36                                        BARCLAYS GLOBAL INVESTORS FUNDS

LIFEPATH 2050 PORTFOLIO - CLASS S SHARES

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                  PERIOD FROM
                                JUN. 30, 2008(A)
                                TO DEC. 31, 2008
                              -------------------
NET ASSET VALUE,                 $    20.00
                                 ----------
  BEGINNING OF PERIOD
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income                  0.17
Net realized and                      (6.57)
                                 ----------
  unrealized loss
TOTAL FROM INVESTMENT                 (6.40)
                                 ----------
  OPERATIONS
LESS DISTRIBUTIONS FROM:
Net investment income                 (0.11)
Net realized gain                     (0.00)(b)
Return of capital                     (0.03)
                                 ----------
TOTAL DISTRIBUTIONS                   (0.14)
                                 ----------
NET ASSET VALUE, END OF          $    13.46
                                 ==========
  PERIOD
TOTAL RETURN                         (32.10)%(c)
                                 ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of               $       24
  period (000s)
Ratio of expenses to                   0.29%
average net
  assets(d)(e)
Ratio of expenses to                  12.41%
average net assets prior
to expense
  reductions(e)
Ratio of net investment                3.94%
income to average net
  assets(d)(e)
Portfolio turnover                        0%(g)
  rate(f)

-------
 (a)  Commencement of operations.

 (b)  Rounds to less than $0.01.

 (c)  Not annualized.

 (d) These ratios include net expenses charged to the corresponding Master Portfolio.

 (e)  Annualized for periods of less than one year.

 (f) Represents the portfolio turnover rate of the LifePath Portfolio's corresponding Master Portfolio.

 (g)  Rounds to less than 1%.

--------------------------------------------------------------------------------
                                                                             37

Disclaimers

The iShares S&P 500 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P Small Cap 600 Index Fund, iShares S&P National Municipal Bond Fund and the iShares S&P North America Natural Resources Sector Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's. Standard & Poor's makes no representation or warranty, express or implied, to the owners of shares of the iShares Trust (as used in these Disclaimers, the "Trust") or to any member of the public regarding the advisability of investing in securities generally or in shares of the Trust (as used in these Disclaimers, "shares") or the ability of the Standard & Poor's Indexes to track general stock performance. Standard & Poor's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, trade names and service marks of Standard & Poor's and of the Standard & Poor's Indexes, which are determined, composed, and calculated by Standard & Poor's without regard to the Trust, BGI or BGFA. Standard & Poor's has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Standard & Poor's Indexes. Standard & Poor's is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Standard & Poor's has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Standard & Poor's does not guarantee the accuracy or the completeness of the Standard & Poor's Indexes or any data included therein and Standard & Poor's shall have no liability for any errors, omissions, or interruptions therein. Standard & Poor's makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Standard & Poor's Indexes or any data included therein. Standard & Poor's makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Standard & Poor's Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Standard & Poor's have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Standard & Poor's Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Standard & Poor's and BGI and BGFA.

The iShares Russell Midcap Index Fund and the iShares Russell 2000 Index Fund (the "iShares Russell Funds") are not sponsored, endorsed, sold or promoted by Russell Investment Group. Russell Investment Group makes no representation or warranty, express or implied, to the owners of shares or to any member of the public regarding the advisability of investing in securities generally or in shares or the ability of the Russell Indexes to track general stock market performance. Russell Investment Group's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, service marks, and trade names of Russell Investment Group's and of the Russell Indexes, which are determined, composed, and calculated by Russell Investment Group without regard to the iShares Russell Funds, BGI or BGFA. Russell Investment Group has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Russell Indexes. Russell Investment Group is not responsible for and has not participated in the determination of the prices and amount of shares, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. Russell Investment Group has no obligation or liability in connection with the administration of the Trust, or the marketing or trading of shares. Russell Investment Group does not guarantee the accuracy or the completeness of the Russell Indexes or any data included therein and Russell Investment Group shall have no liability for any errors, omissions, or interruptions therein. Russell Investment Group makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares, or any other person or entity from the use of the Russell Indexes or any data included therein. Russell Investment Group makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Russell Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Russell Investment Group have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Russell Indexes or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between Russell Investment Group and BGI and BGFA.

--------------------------------------------------------------------------------
     38                                        BARCLAYS GLOBAL INVESTORS FUNDS

The iShares Cohen & Steers Realty Majors Index Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares or any member of the public regarding the advisability of investing in securities generally or in the iShares Cohen & Steers Realty Majors Index Fund particularly or the ability of the Cohen & Steers Realty Majors Index to track general stock market performance. Cohen & Steers' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Cohen & Steers Realty Majors Index, which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BGI, BGFA or the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers has no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the Cohen & Steers Realty Majors Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of the iShares Cohen & Steers Realty Majors Index Fund or the timing of the issuance or sale of the iShares Cohen & Steers Realty Majors Index Fund or in the determination or calculation of the equation by which shares of the iShares Cohen & Steers Realty Majors Index Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing, or trading of the iShares Cohen & Steers Realty Majors Index Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Cohen & Steers Realty Majors Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein. Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares Cohen & Steers Realty Majors Index Fund, or any other person or entity from the use of the Cohen & Steers Realty Majors Index or any data included therein. Cohen & Steers makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Cohen & Steers Realty Majors Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Cohen & Steers Realty Majors Index or any data included therein, even if notified of the possibility of such damages.

The iShares JPMorgan USD Emerging Markets Bond Fund is not sponsored, endorsed, sold or promoted by JPMorgan. JPMorgan makes no representation or warranty, express or implied, to the owners of the iShares JPMorgan USD Emerging Markets Bond Fund or any member of the public regarding the advisability of investing in securities generally or in the iShares JPMorgan USD Emerging Markets Bond Fund particularly or the ability of the JPMorgan EMBI Global Core Index to track general bond market performance. JPMorgan's only relationship to the Trust, BGI, or BGFA is the licensing of the JPMorgan EMBI Global Core Index which is determined, composed and calculated by JPMorgan without regard to the Trust, BGI, or BGFA or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan has no obligation to take the needs of Trust, BGI, or BGFA or the owners of the iShares JPMorgan USD Emerging Markets Bond Fund into consideration in determining, composing or calculating the JPMorgan EMBI Global Core Index. JPMorgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares JPMorgan USD Emerging Markets Bond Fund to be issued or in the determination or calculation of the equation by which the iShares JPMorgan USD Emerging Markets Bond Fund is to be converted into cash. JPMorgan has no obligation or liability in connection with the administration, marketing or trading of the iShares JPMorgan USD Emerging Markets Bond Fund. The JPMorgan EMBI Global Core Index and the iShares JPMorgan USD Emerging Markets Bond Fund are provided "as is" with any and all faults. JPMorgan does not guarantee the availability, sequence, timeliness, quality, accuracy and/or the completeness of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund and/or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund, or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. JPMorgan makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the JPMorgan EMBI Global Core Index or any data included therein, or otherwise obtained by the Trust, BGI, BGFA, owners of the iShares JPMorgan USD Emerging Markets Bond Fund or by any other person or entity from any use of the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund. There are no representations or warranties which extend beyond the description on the face of this document, if any. All warranties and representations of any kind with regard to the JPMorgan EMBI Global Core Index and/or the iShares JPMorgan USD Emerging Markets Bond Fund, are disclaimed including any implied warranties of merchantability, quality, accuracy, fitness for a particular purpose and/or against infringement and/or warranties as to any results to be obtained by and/or from the use of the JPMorgan EMBI Global Core Index and/or the

--------------------------------------------------------------------------------
                                                                             39
iShares JPMorgan USD Emerging Markets Bond Fund. Without limiting any of the foregoing, in no event shall JPMorgan have any liability for any special, punitive, direct, indirect, or consequential damages, including lost profits, even if notified of the possibility of such damages.

The iShares iBoxx $ High Yield Corporate Bond Fund is not sponsored, endorsed or promoted by IIC. IIC makes no representation or warranty, express or implied, to the owners of the iShares iBoxx $ High Yield Corporate Bond Fund or any member of the public regarding the advisability of owning or trading in the iShares iBoxx $ High Yield Corporate Bond Fund, investing in securities generally, or the ability of the iBoxx $ Liquid High Yield Index to track the appropriate bond market performance. IIC's only relationship to the Trust, BGI or BGFA is the licensing of certain trademarks, servicemarks and trade names of the iShares iBoxx $ High Yield Corporate Bond Fund, which is determined, composed and calculated by IIC or its agents without regard to BGI, BGFA or the owners of the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation to take the needs of BGI, BGFA, or the owners of the iShares iBoxx
$ High Yield Corporate Bond Fund into consideration in determining, composing or calculating the iBoxx $ Liquid High Yield Index. IIC is not responsible for and has not participated in the determination or timing of prices, or quantities of shares to be listed or in the determination or calculation of the redemption price per share, or the determination of the representative sampling of bonds used by the iShares iBoxx $ High Yield Corporate Bond Fund. IIC has no obligation or liability in connection with the administration, marketing or trading of the iShares iBoxx $ High Yield Corporate Bond Fund or shares of the Fund. IIC does not guarantee the accuracy and/or the completeness of the iBoxx $ Liquid High Yield Index or any data included therein. IIC expressly disclaims and shall have no liability for any errors, omissions or interruptions therein. IIC makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA, the iShares iBoxx $ High Yield Corporate Bond Fund or owners of the shares of the Fund, or any other person or entity, from the use of the iBoxx $ Liquid High Yield Index or any data included therein. IIC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the iBoxx $ Liquid High Yield Index or any data included therein. Without limiting any of the foregoing, in no event shall IIC have any liability for any lost profits or special, punitive, direct, indirect or consequential damages even if notified thereof. There are no third party beneficiaries of any agreements or arrangements between IIC and BGI and BGFA.

The iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund is not sponsored, endorsed, sold or promoted by the FTSE Licensor Parties. The FTSE Licensor Parties make no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund particularly or the ability of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index to track general stock market performance. The FTSE Licensor Parties' only relationship to the Trust, BGI and BGFA is the licensing of certain trademarks, trade names, and service marks of FTSE Licensor Parties and of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index, which are determined, composed and calculated by FTSE without regard to the Trust, BGI, and BGFA. The FTSE Licensor Parties have no obligation to take the needs of BGI, BGFA or the owners of shares into consideration in determining, composing or calculating the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein. The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BGI, BGFA, owners of shares of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund or any other person or entity from the use of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements between FTSE and

--------------------------------------------------------------------------------
     40                                        BARCLAYS GLOBAL INVESTORS FUNDS

BGI and BGFA. None of the FTSE Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person therein.

The iShares MSCI Canada Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Small Cap Index Fund and iShares MSCI Emerging Markets Index Fund (the "iShares MSCI Index Funds") are not sponsored, endorsed, sold or promoted by MSCI or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of shares of the iShares MSCI Index Funds or any member of the public regarding the advisability of investing in securities generally or in the iShares MSCI Index Funds particularly or the ability of the MSCI Indexes to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the MSCI Indexes, which are determined, composed and calculated by MSCI without regard to BGI, BGFA or the iShares MSCI Index Funds. MSCI has no obligation to take the needs of BGI, BGFA or the owners of shares of the iShares MSCI Index Funds into consideration in determining, composing or calculating the MSCI Indexes. MSCI is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares MSCI Index Funds to be issued or in the determination or calculation of the equation by which the iShares MSCI Index Funds are redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of shares of the iShares MSCI Index Funds in connection with the administration, marketing or trading of the iShares MSCI Index Funds. Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party guarantees the accuracy and/or the completeness of the MSCI Indexes or any data included therein. Neither MSCI nor any other party makes any warranty, express or implied, as to results to be obtained by BGI, BGFA, the owners of shares of the iShares MSCI Index Funds, or any other person or entity from the use of the MSCI Indexes or any data included hereunder or for any other use. Neither MSCI nor any other party makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the MSCI Indexes or any data included therein. Without limiting any of the foregoing, in no event shall MSCI or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of the iShares MSCI Index Funds, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote iShares without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

The iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund, iShares Barclays Aggregate Bond Fund, iShares Barclays Credit Bond Fund, iShares Barclays Government/Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund, iShares Barclays Intermediate Government/Credit Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Short Treasury Bond Fund and the iShares Barclays TIPS Bond Fund (collectively, the "Barclays Capital Funds") are not sponsored, endorsed or promoted by Barclays Capital. Barclays Capital makes no representation or warranty, express or implied, to the owners of shares of the Barclays Capital Funds or any member of the public regarding the advisability of owning or trading in the Barclays Capital Funds. The Barclays Capital Funds' underlying indexes (the "Underlying Indexes") are determined, composed and calculated by Barclays Capital without regard to the iShares Trust or the owners of shares of the Barclays Capital Funds. Barclays Capital has no obligation to take the needs of BGFA or the owners of shares of the Barclays Capital Funds into consideration in determining, composing or calculating the Underlying Indexes. Barclays Capital is not responsible for and has not participated in the determination or the timing of prices, or quantities of shares to be listed or in the determination or calculation of the equation by which shares are to be converted into cash. Barclays Capital has no obligation or liability in connection with the administration of iShares Trust or the marketing or trading of shares of the Barclays Capital Funds. Barclays Capital does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Barclays Capital shall have no liability for any errors, omissions or interruptions therein. Barclays Capital makes no warranty, express or implied, as to the results to be obtained by BGI and BGFA or owners of shares of the Barclays Capital Funds, or any other person or entity, from the use of the Underlying Indexes or any data included therein. Barclays Capital makes no express or

--------------------------------------------------------------------------------
                                                                             41
implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Barclays Capital have any liability for any lost profits or special, punitive, direct, indirect, or consequential damages even if notified thereof.

BGFA does not guarantee the accuracy or the completeness of any underlying index or any data included therein and BGFA shall have no liability for any errors, omissions, or interruptions therein.

BGFA makes no warranty, express or implied, as to results to be obtained by the series of the Trust, to the owners of shares, or to any other person or entity, from the use of any underlying index or any data included therein. BGFA makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any underlying index or any data included therein. Without limiting any of the foregoing, in no event shall BGFA have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.^^

--------------------------------------------------------------------------------
     42                                        BARCLAYS GLOBAL INVESTORS FUNDS

--------------------------------------------------------------------------------

Copies of the Prospectus, SAI, annual and semi-annual reports to shareholders and other information are available, without charge, upon request by calling the number below. For more detailed information about Barclays Global Investors Funds and the LifePath Portfolios, you may request a copy of the SAI. The SAI provides information about the LifePath Portfolios and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the LifePath Portfolios' investments is available in the LifePath Portfolios' annual or semi-annual reports to shareholders. In the LifePath Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the LifePath Portfolios' performance during the last fiscal year.

If you have any questions about the LifePath Portfolios or you wish to obtain the SAI or semi-annual or annual reports free of charge, please:

Call:        1-877-BGI-1544 (1-877-244-1544) (toll-free)
             Monday through Friday
             8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:      BGIFunds@barclaysglobal.com
Write:       Barclays Global Investors Funds
             c/o SEI Investments Distribution Co.
             One Freedom Valley Drive, Oaks, PA 19456

The LifePath Portfolios do not have a website, but the LifePath Portfolios' annual and semi-annual shareholder reports, prospectus and SAI are available free of charge online at the SEC's website www.sec.gov.

Information about a LifePath Portfolio (including its SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the LifePath Portfolios are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS ABOUT ANY LIFEPATH PORTFOLIO AND ITS SHARES NOT CONTAINED IN THIS PROSPECTUS AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION. READ AND KEEP THE PROSPECTUS FOR FUTURE REFERENCE.

                   Investment Company Act File No.: 811-07332

                           For more information call
                  1-877-BGI-1544 (1-877-244-1544) (toll-free)

[GRAPHIC APPEARS HERE]


BGF-PR-LPS0509

                        BARCLAYS GLOBAL INVESTORS FUNDS

                       Supplement, dated June 19, 2009,
                    to the Prospectuses, dated May 1, 2009,
  for all classes of LifePath(R) 2050 Portfolio, LifePath 2040(R) Portfolio,
   LifePath 2030(R) Portfolio, LifePath 2020(R) Portfolio, LifePath 2010(R)
                                   Portfolio
                     and LifePath(R) Retirement Portfolio

   The information in this section of the Supplement updates information in, and should be read in conjunction with, each Prospectus.

Barclays Global Fund Advisors (the "Adviser") serves as the investment adviser for each Master Portfolio, and Barclays Global Investors, N.A. ("BGI") serves as the administrator for each Fund and each Master Portfolio in which the Funds invest. On June 16, 2009, Barclays PLC, the ultimate parent company of BGI and the Adviser, accepted a binding offer and entered into an agreement to sell its interests in the Adviser, BGI and certain affiliated companies, to BlackRock, Inc., (the "BlackRock Transaction"). The BlackRock Transaction is subject to certain regulatory approvals, as well as other conditions to closing.

Under the Investment Company Act of 1940, as amended, completion of the BlackRock Transaction will cause the automatic termination of each Master Portfolio's current investment advisory agreement with the Adviser. In order for the investment management of each Master Portfolio and Fund to continue uninterrupted, the Board of Trustees of the Master Portfolios (the "Master Portfolios' Board") will be asked to approve a new investment advisory agreement for each Master Portfolio. If approved by the Master Portfolios' Board, the new investment advisory agreements will be submitted for approval by the investors in the Master Portfolios, including the Funds. Each Fund will in turn call a meeting of its shareholders at which shareholders will vote to instruct the Fund how to vote on the applicable Master Portfolio's new investment advisory agreement.

If you have any additional questions, please call 1-877-BGI-1544
(1-877-244-1544) (toll-free).

The information in this section of the Supplement updates information in, and should be read in conjunction with, the Prospectus for each of LifePath 2010 Portfolio and LifePath Retirement Portfolio.

On May 20, 2009, the Board of Trustees of the Barclays Global Investors Funds approved an Agreement and Plan of Reorganization pursuant to which shareholders of each class of shares of the LifePath 2010 Portfolio would become shareholders of the corresponding class of shares of the LifePath Retirement Portfolio, another series of the Barclays Global Investment Funds. The reorganization is expected to close on or about November 20, 2009 (the "Closing Date"), at which time the LifePath 2010 Portfolio will be approaching its target date and the investment objective, policies, strategies and restrictions of the LifePath 2010 Portfolio will have aligned with those of the LifePath Retirement Portfolio. The closing of the reorganization is subject to certain conditions. The reorganization does not require any action on the part of shareholders and is expected to be free of any tax consequences to shareholders.

Prior to the reorganization, the LifePath 2010 Portfolio will continue to operate as described in each Prospectus and will continue to accept investments from new and existing shareholders. Further detail regarding the reorganization will be distributed to shareholders in advance of the Closing Date.

If you have any additional questions, please call 1-877-BGI-1544
(1-877-244-1544) (toll-free).

                                                                 BGF-A-LP1-0609

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE

                        BARCLAYS GLOBAL INVESTORS FUNDS

                      Supplement, dated August 14, 2009,
  to the Prospectuses and Statement of Additional Information ("SAI"), dated
                                  May 1, 2009
          for the Class I, R and S Shares of the LifePath Portfolios
                      of Barclays Global Investors Funds

The information in this Supplement updates information in the Prospectuses and
                              SAI, supersedes any
   contrary information in the Prospectuses and SAI or any prior supplement, and should be read in conjunction with the Prospectuses and SAI.

Effective August 14, 2009, all references (other than historical references) in the Prospectuses and SAI to the names of the iShares S&P National Municipal Bond Fund (the "Underlying Fund") and the S&P National Municipal Bond Index (the "Underlying Index") are changed as follows:

Former Name                                               New Name
-----------                                               --------
Underlying Fund:   iShares S&P National Municipal Bond    iShares S&P National AMT-Free
                   Fund                                   Municipal Bond Fund
Underlying Index:  S&P National Municipal Bond Index      S&P National AMT-Free Municipal Bond
                                                          Index





                                                                  BGF-A-LP-0809

--------------------------------------------------------------------------------
                         PLEASE RETAIN THIS SUPPLEMENT
                             FOR FUTURE REFERENCE

                          LIFEPATH RETIREMENT PORTFOLIO
                  (a series of Barclays Global Investors Funds)

                       STATEMENT OF ADDITIONAL INFORMATION
                               September 30, 2009

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related Prospectus (also dated September 30, 2009), which covers shares of LifePath Retirement Portfolio, to be issued in exchange for shares of LifePath 2010 Portfolio. Please retain this Statement of Additional Information for further reference.

The Prospectus is available to you free of charge (please call 1-877-BGI-1544 (1-877-244-1544) or email BGIFunds@barclaysglobal.com).

INTRODUCTION...............................................................    2
EXHIBITS...................................................................    2
ADDITIONAL INFORMATION ABOUT LIFEPATH RETIREMENT PORTFOLIO.................    2
   FUND HISTORY............................................................    2
   DESCRIPTION OF THE FUND AND ITS INVESTMENT AND RISKS....................    2
   MANAGEMENT OF THE FUND..................................................    2
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................    3
   INVESTMENT ADVISORY AND OTHER SERVICES..................................    3
   PORTFOLIO MANAGERS......................................................    3
   BROKERAGE ALLOCATION AND OTHER PRACTICES................................    3
   CAPITAL STOCK AND OTHER SECURITIES......................................    3
   PURCHASE, REDEMPTION AND PRICING OF SHARES..............................    3
   TAXATION OF THE FUND....................................................    3
   UNDERWRITERS............................................................    3
   CALCULATION OF PERFORMANCE DATA.........................................    4
   FINANCIAL STATEMENTS....................................................    4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in the Prospectus, dated September 30, 2009 (the "Prospectus"), relating to the proposed reorganization of LifePath 2010 Portfolio into LifePath Retirement Portfolio, each a series of Barclays Global Investors Funds.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Statement of additional information of Barclays Global Investors Funds, dated May 1, 2009 (the "SAI") (File No. 811-07332), as filed with the Securities and Exchange Commission on April 29, 2009 in Post-Effective Amendment No. 71 to Barclays Global Investors Funds' Registration Statement on Form N-1A (Accession No. 0000897436-09-094019) ("PEA No. 71"), is
     incorporated herein by reference.

2. Annual Report of Barclays Global Investors Funds for the fiscal year ended December 31, 2008 (File No. 811-07332), as filed with the Securities and Exchange Commission on February 27, 2009 (Accession No.
     0000897436-09-000111), is incorporated herein by reference.

3. Semiannual Report of Barclays Global Investors Funds for the period ended June 30, 2009 (the "Semiannual Report") (File No. 811-07332), as filed with the Securities and Exchange Commission on September __, 2009 (Accession No 0000897436-09-______), is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                          LIFEPATH RETIREMENT PORTFOLIO

FUND HISTORY

     For additional information about LifePath Retirement Portfolio generally, see "History of the Trust" in the SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     For additional information about LifePath Retirement Portfolio's investment objective, policies, risks and restrictions, see "Description of the LifePath Portfolios and their Investments and Risks," "Investments and Risks of the Master Portfolios," "Investments and Risks of the Underlying Funds" and "Portfolio Holdings Information" in the SAI.

MANAGEMENT OF THE FUND

     For additional information about LifePath Retirement Portfolio's Board of Trustees and officers, see "Management" in the SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Shareholder Information" in the Prospectus and "Control Persons and Principal Holders of Securities" in the SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information, see "Investment Adviser and Other Service Providers" in the SAI./7/

PORTFOLIO MANAGERS

     For additional information about LifePath Retirement Portfolio's portfolio managers, see "Portfolio Managers" in the SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the LifePath Retirement Portfolio's brokerage allocation practices, see "Portfolio Transactions" in the SAI.

CAPITAL STOCK AND OTHER SECURITIES

     For additional information about the voting rights and other characteristics of shares of beneficial interest of LifePath Retirement Portfolio, see "Capital Stock" in the SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of LifePath Retirement Portfolio, see "Purchase, Redemption and Pricing of Shares" in the SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in LifePath Retirement Portfolio, see " Distributions and Taxes" in the SAI.

----------
/7/  See footnote 3.

UNDERWRITERS

     For additional information about the LifePath Retirement Portfolio's principal underwriter and distribution plans, see "Investment Adviser and Other Service Providers" in the SAI and "Item 27 - Principal Underwriters" in Part C of PEA No. 71.

CALCULATION OF PERFORMANCE DATA

     See "Determination of Net Asset Value" in the SAI, the Annual Report and the Semiannual Report.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in the SAI, the Annual Report and the Semiannual Report.

                           Master Investment Portfolio
                      LifePath Retirement Master Portfolio
                                    Pro Forma
                       Schedule of Investments (Unaudited)
                                  June 30, 2009

                                                                                                      LifePath Retirement
                                                    LifePath 2010          LifePath Retirement         Master Portfolio
                                                  Master Portfolio          Master Portfolio          Pro Forma Combined
                                              ------------------------  ------------------------  --------------------------
Security                                        Shares        Value       Shares        Value       Shares         Value
-------------------------------               ----------  ------------  ----------  ------------  ----------  --------------
MASTER PORTFOLIOS - 71.30%
Active Stock Master Portfolio    (a)                      $147,448,114              $ 51,561,492              $  199,009,606
CoreAlpha Bond Master Portfolio  (a)                       373,933,770               143,175,223                 517,108,993
                                                          ------------              ------------              --------------
TOTAL MASTER PORTFOLIOS                                   $521,381,884              $194,736,715                 716,118,599
                                                          ------------              ------------              --------------
EXCHANGE-TRADED FUNDS - 28.73%
iShares Barclays TIPS Bond Fund  (a) (b)         621,475    63,160,504     233,012    23,681,010     854,487      86,841,514
iShares Cohen & Steers Realty
   Majors Index Fund             (a) (b)         125,472     4,509,464      35,534     1,277,092     161,006       5,786,556
iShares FTSE EPRA/NAREIT
   Developed Real Estate ex-U.S.
   Index Fund                    (a) (b)         358,883     8,997,197     107,197     2,687,429     466,080      11,684,626
iShares MSCI Canada Index Fund   (a) (b)         277,059     5,934,604      97,248     2,083,052     374,307       8,017,656
iShares MSCI EAFE Index Fund     (a)           1,143,428    52,380,437     396,224    18,151,021   1,539,652      70,531,458
iShares MSCI EAFE Small Cap
   Index Fund                    (a) (b)         209,717     6,289,413      78,155     2,343,868     287,872       8,633,281
iShares MSCI Emerging Markets
   Index Fund                    (a) (b)         535,129    17,247,207     193,654     6,241,468     728,783      23,488,675
iShares S&P MidCap 400 Index
   Fund                          (a) (b)         622,084    35,950,234     228,474    13,203,513     850,558      49,153,747
iShares S&P SmallCap 600 Index
   Fund                          (a) (b)         399,298    17,756,782     148,819     6,617,981     548,117      24,374,763
TOTAL EXCHANGE-TRADED FUNDS
   (Cost: $231,125,403,
   $81,947,201 and $313,072,604,
   respectively)                                          $212,225,842              $ 76,286,434                 288,512,276
SHORT-TERM INVESTMENTS - 7.52%
MONEY MARKET FUNDS - 7.52%
Barclays Global Investors Funds
Institutional Money Market
   Fund, SL Agency Shares
   0.40%,                        (a) (c) (d)  42,773,907    42,773,907  21,912,608    21,912,608  64,686,515      64,686,515
Barclays Global Investors Funds
Prime Money Market Fund, SL
   Agency Shares
   0.32%,                        (a) (c) (d)   7,184,929     7,184,929   3,668,164     3,668,164  10,853,093      10,853,093
                                                          ------------              ------------              --------------
                                                            49,958,836                25,580,772                  75,539,608
                                                          ------------              ------------              --------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost: $49,958,836,
   $25,580,772 and $75,539,608,
   respectively)                                          $ 49,958,836              $ 25,580,772                  75,539,608
                                                          ------------              ------------              --------------
TOTAL INVESTMENTS (Cost:
   $281,084,239, $107,527,973
   and $388,612,212,
   respectively) - 107.55%                                 783,566,562               296,603,921               1,080,170,483
Other Assets, Less Liabilities
   - (7.55)%                                               (50,533,815)              (25,269,702)                (75,803,517)
                                                          ------------              ------------              --------------
NET ASSETS - 100.00%                                      $733,032,747              $271,334,219              $1,004,366,966
                                                          ============              ============              ==============

(a)  Affiliated issuer.

(b)  All or a portion of this security represents a security on loan.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

                           Master Investment Portfolio
                      LifePath Retirement Master Portfolio
                                    Pro Forma
                 Statement of Assets and Liabilities (Unaudited)
                                  June 30, 2009

                                        LifePath 2010       LifePath                     LifePath Retirement
                                            Master         Retirement       Pro Forma      Master Portfolio
                                          Portfolio     Master Portfolio   Adjustments    Pro Forma Combined
                                        -------------   ----------------   -----------   -------------------
ASSETS
Investments, at cost:
   Affiliated issuers                    $281,084,239     $107,527,973         $--          $  388,612,212
                                         ------------     ------------         ---          --------------
Total cost of investments                $281,084,239     $107,527,973         $--          $  388,612,212
                                         ============     ============         ===          ==============
Investments, at fair value (including
   securities on loan (a)) (Note 3):
   Affiliated issuers                    $262,184,678     $101,867,206         $--          $  364,051,884
   Affiliated Master Portfolios           521,381,884      194,736,715          --             716,118,559
                                         ------------     ------------         ---          --------------
Total fair value of investments           783,566,562      296,603,921          --           1,080,170,483

Receivables:
   Investment securities sold               3,454,324          500,000          --               3,954,324
   Dividends and interest                       8,466            3,677          --                  12,143
   Contributions                            1,200,000           51,215          --               1,251,215
                                         ------------     ------------         ---          --------------
Total Assets                              788,229,352      297,158,813          --           1,085,388,165
                                         ------------     ------------         ---          --------------
LIABILITIES
Payables:
   Investment securities purchased          3,347,383          616,471          --               3,963,854
   Collateral for securities on loan       48,374,925       24,697,136          --              73,072,061
   Investment advisory fees                    11,844            3,829          --                  15,673
   Withdrawals                              3,454,325          500,000          --               3,954,325

Accrued expenses
   Professional fees                            7,302            6,909          --                  14,211
   Independent trustees' fees                     826              249          --                   1,075
                                         ------------     ------------         ---          --------------
Total Liabilities                          55,196,605       25,824,594          --              81,021,199
                                         ------------     ------------         ---          --------------

NET ASSETS                               $733,032,747     $271,334,219         $--          $1,004,366,966
                                         ============     ============         ===          ==============

(a)  Securities on loan with values of $47,166,324, $24,188,507 and $71,354,831, respectively.

The accompanying notes are an integral part of these financial statements.

                           Master Investment Portfolio
                      LifePath Retirement Master Portfolio
                                    Pro Forma
                       Statement of Operations (Unaudited)
                    For the Twelve Months Ended June 30, 2009

                                                                                                              LifePath Retirement
                                                        LifePath 2010     LifePath Retirement    Pro Forma      Master Portfolio
                                                       Master Portfolio    Master Portfolio     Adjustments    Pro Forma Combined
                                                       ----------------   -------------------   -----------   -------------------
NET INVESTMENT INCOME
   Dividends from affiliated issuers                    $   7,030,056        $  2,509,687        $     --         $   9,539,743
   Dividends allocated from Master Portfolios               3,669,659           1,207,239              --             4,876,898
   Interest from affiliated issuers                            24,948              13,333              --                38,281
   Interest allocated from Master Portfolios               19,035,725           7,275,335              --            26,311,060
   Securities lending income from affiliated issuers          290,471              92,597              --               383,068
   Expenses allocated from Master Portfolios (a)           (1,728,603)           (638,052)             --            (2,366,655)
                                                        -------------        ------------        --------         -------------
Total investment income                                    28,322,256          10,460,139              --            38,782,395
                                                        -------------        ------------        --------         -------------
EXPENSES
   Investment advisory fees                                 2,556,097             925,876              --             3,481,973
   Professional Fees                                           14,045              13,469         (13,469)(b)            14,045
   Independent trustees' fees                                   7,829               2,731                                10,560
                                                        -------------        ------------        --------         -------------
Total expenses                                              2,577,971             942,076         (13,469)            3,506,578
Less expense reductions                                    (2,431,957)           (887,442)             --            (3,319,399)
                                                        -------------        ------------        --------         -------------
Net expenses                                                  146,014              54,634         (13,469)              187,179
                                                        -------------        ------------        --------         -------------
Net investment income                                      28,176,242          10,405,505          13,469            38,595,216
                                                        -------------        ------------        --------         -------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from sale of investments in
   unaffiliated issuers                                        57,576              19,866              --                77,442
Net realized loss from sale of investments in
    affiliated issuers                                    (33,215,583)        (11,467,680)             --           (44,683,263)
Net realized loss allocated from Master Portfolios        (45,384,278)        (16,023,952)             --           (61,408,230)
Net change in unrealized appreciation (depreciation)
   of investments                                         (39,344,729)        (11,840,910)             --           (51,185,639)
Net change unrealized appreciation (depreciation)
   allocated from Master Portfolios                        (2,261,877)          1,559,432              --              (702,445)
                                                        -------------        ------------        --------         -------------
Net realized and unrealized loss                         (120,148,891)        (37,753,244)             --          (157,902,135)
                                                        -------------        ------------        --------         -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    $ (91,972,649)       $(27,347,739)       $ 13,469         $(119,306,919)
                                                        =============        ============        ========         =============

(a)  Net of fee reductions of $82,337, $27,849 and $110,186, respectively.

(b)  Adjustment to eliminate duplicate professional fees.

The accompanying notes are an integral part of these financial statements.

                           Master Investment Portfolio
                      LifePath Retirement Master Portfolio
                                    Pro Forma
               Notes to Combining Financial Statements (Unaudited)
                                  June 30, 2009

1) Description of the Fund

Master Investment Portfolio ("MIP") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company organized as a Delaware statutory trust.

These financial statements relate only to the LifePath Retirement and LifePath 2010 Master Portfolios, (each, a "Master Portfolio," collectively, the "Master Portfolios"). Each of the LifePath Retirement and LifePath 2010 Master Portfolios seeks to achieve its investment objective by investing in a combination of equity securities, bond and money market funds (the "Underlying Funds") in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by Barclays Global Fund Advisors ("BGFA"), and include the Active Stock and CoreAlpha Bond Master Portfolios, the Barclays Global Investors Funds Institutional Money Market Fund and exchange-traded funds in the iShares(R) family of funds.

Pursuant to MIP's organizational documents, the Master Portfolios' officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Portfolios. Additionally, in the normal course of business, the Master Portfolios enter into contracts with service providers that contain general indemnification clauses. The Master Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Master Portfolios that have not yet occurred.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the LifePath 2010 Master Portfolio, (the "Target Fund") by LifePath Retirement Master Portfolio, (the "Acquiring Fund") as if such acquisition had taken place as of June 30, 2009.

Under the terms of the Agreement and Plan of Reorganization (the "Agreement"), the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by a transfer of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The Acquiring Fund will assume all of the liabilities of the Target Fund. The statement of assets and liabilities and the related statement of operations of the Target Fund and the Acquiring Fund have been combined as of and for the twelve months ended June 30, 2009. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective semi-annual reports dated June 30, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place as of June 30, 2009.

3) Security Valuation

The securities and other assets of each Master Portfolio are valued pursuant to the pricing policy and procedures approved by the Board of Trustees of MIP (the "Board"). The Master Portfolios are subject to the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Master Portfolio has the ability to access at the measurement date (a "Level 1 Price");

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means (a "Level 2 Price");

Level 3 - Inputs that are unobservable for the asset or liability (a "Level 3 Price").

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 of the fair value hierarchy.

The level of a value determined for a financial instrument within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement in its entirety. The categorization of a value determined for a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Master Portfolios' perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 Prices, include active listed equities and certain U.S. government securities. The Master Portfolios do not adjust the quoted price for such instruments, even in situations where the Master Portfolios hold a large position and a sale could reasonably impact the quoted price.

Investments that trade in markets that are not considered to be active, but whose values are based on inputs such as quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified within Level 2. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As Level 2 investments include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

Investments whose values are classified as Level 3 Prices have significant unobservable inputs, as they may trade infrequently or not at all. Investments whose values are classified as Level 3 Prices may include unlisted securities related to corporate actions, securities whose trading have been suspended or which have been de-listed from their primary trading exchange, less liquid corporate debt securities (including distressed debt instruments), collateralized debt obligations, and less liquid mortgage securities (backed by either commercial or residential real estate). When observable prices are not available for these securities, the Master Portfolios use one or more valuation techniques (e.g., the market approach or the income approach) for which sufficient and reliable data is available. Within Level 3 of the fair value hierarchy, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

The inputs used by the Master Portfolios in estimating the value of Level 3 Prices may include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 Prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Master Portfolios in the absence of market information. The fair value measurement of Level 3 Prices does not include transaction costs that may have been capitalized as part of the security's cost basis. Assumptions used by the Master Portfolios due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolios' results of operations.

Fair value pricing could result in a difference between the prices used to calculate a Master Portfolio's net assets and the prices used by the Master Portfolio's underlying index, which in turn, could result in a difference between the Master Portfolio's performance and the performance of the Master Portfolio's underlying index.

The following table summarizes the values of each of the Master Portfolios' investments according to their fair value hierarchy as of June 30, 2009.

Master Portfolio                            Level 1        Level 2     Level 3        Total
--------------------------------------   ------------   ------------   -------   --------------
LifePath Retirement
   Master Portfolios                     $         --   $194,736,715     $--     $  194,736,715
   Exchange-Traded Funds                   76,286,434             --      --         76,286,434
   Short-Term Investments                  25,580,772             --      --         25,580,772
                                         ------------   ------------     ---     --------------
                                         $101,867,206   $194,736,715     $--     $  296,603,921
                                         ============   ============     ===     ==============
LifePath 2010
   Master Portfolios                     $         --   $521,381,884     $--     $  521,381,884
   Exchange-Traded Funds                  212,225,842             --      --        212,225,842
   Short-Term Investments                  49,958,836             --      --         49,958,836
                                         ------------   ------------     ---     --------------
                                         $262,184,678   $521,381,884     $--     $  783,566,562
                                         ============   ============     ===     ==============
LifePath Retirement Pro Forma Combined
   Master Portfolios                     $         --   $716,118,599     $--     $  716,118,599
   Exchange-Traded Funds                  288,512,276             --      --        288,512,276
   Short-Term Investments                  75,539,608             --      --         75,539,608
                                         ------------   ------------     ---     --------------
                                         $364,051,884   $716,118,599     $--     $1,080,170,483
                                         ============   ============     ===     ==============

4) Unaudited Pro Forma Adjustments

LifePath 2010 Master Portfolio expenses were adjusted assuming LifePath Retirement Master Portfolio's fee structure was in effect for the twelve months ended June 30, 2009.

5) Use of Estimates

The following significant accounting policies are consistently followed by MIP in the preparation of its financial statements in conformity with U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the 12 months ended June 30, 2009. Actual results could differ from those estimates.

6) Federal Income Taxes

In general, MIP believes that each Master Portfolio has and will continue to be operated in a manner so as to qualify it as a non-publicly traded partnership for federal income tax purposes. Provided that each such Master Portfolio so qualifies, it will not be subject to any federal income tax on its income and gains (if any). However, each interestholder in such a Master Portfolio will be taxed on its distributive share of the Master Portfolio's taxable income in determining its federal income tax liability. As a non-publicly traded partnership for federal income tax purposes, each such Master Portfolio will be deemed to have "passed through" to its interestholders any interest, dividends, gains or losses of the Master Portfolio for such purposes. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that each Master Portfolio's assets, income and distributions will be managed in such a way that an entity electing and qualifying as a "regulated investment company" under the Code can continue to so qualify by investing substantially all of its assets through the Master Portfolio, provided that the regulated investment company meets other requirements for such qualifications not within the control of the Master Portfolio (e.g., distributing at least 90% of the regulated investment company's "investment company taxable income" annually).

As of June 30, 2009, the gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes for the Master Portfolios were as follows:

                                                                Gross          Gross
                                                             Unrealized     Unrealized    Net Unrealized
Master Portfolio                               Tax Cost     Appreciation   Depreciation    Depreciation
------------------------------------------   ------------   ------------   ------------   --------------
LifePath Retirement (a)                      $111,352,238        $--       $ (9,485,032)   $ (9,485,032)
LifePath 2010 (a)                             290,284,402         --        (28,099,724)    (28,099,724)
                                             ------------        ---       ------------    ------------
LifePath Retirement Pro Forma Combined (a)   $401,636,640        $--       $(37,584,756)   $(37,584,756)
                                             ============        ===       ============    ============

(a) Tax cost information does not include investments in the underlying Master Portfolios.

Management has reviewed the tax positions as of June 30, 2009, inclusive of the prior three open tax return years and has determined that no provision for income tax is required in the Master Portfolios' financial statements.

                         Barclays Global Investors Funds
                          LifePath Retirement Portfolio
                                    Pro Forma
                 Statement of Assets and Liabilities (Unaudited)
                                  June 30, 2009

                                                                 LifePath                     LifePath Retirement
                                               LifePath 2010    Retirement     Pro Forma           Portfolio
                                                 Portfolio      Portfolio     Adjustments     Pro Forma Combined
                                               -------------   ------------   ------------    -------------------
ASSETS
Investments:
      In corresponding Master Portfolio, at
         fair value (Note 3)                   $361,676,980    $135,017,267   $       --          $496,694,247
Receivables:
   Capital shares sold                              409,353         225,690           --               635,043
                                               ------------    ------------   ----------          ------------
Total Assets                                    362,086,333     135,242,957           --           497,329,290
                                               ------------    ------------   ----------          ------------
LIABILITIES
Payables:
   Capital shares redeemed                          878,834         147,715           --             1,026,549
   Distribution shareholders                        158,652          77,477           --               236,129
   Administration fees                              141,910          51,346           --               193,256
   Distribution fees - Class R Shares                55,315          16,446           --                71,761
Accrued expenses:
   Professional fees                                  6,080           5,902           --                11,982
   Independent trustees' fees                           392              89           --                   481
                                               ------------    ------------   ----------          ------------
Total Liabilities                                 1,241,183         298,975           --             1,540,158
                                               ------------    ------------   ----------          ------------
   NET ASSETS                                  $360,845,150    $134,943,982           --          $495,789,132
                                               ============    ============   ==========          ============
Net assets consist of:
   Paid-in capital                             $410,226,749    $150,699,742           --          $560,926,491
   Distributions in excess of net investment
      income                                       (541,673)       (267,641)          --              (809,314)
   Accumulated net realized loss                (41,743,913)    (13,460,551)          --           (55,204,464)
   Net unrealized depreciation                   (7,096,013)     (2,027,568)          --            (9,123,581)
                                               ------------    ------------   ----------          ------------
NET ASSETS                                     $360,845,150    $134,943,982   $       --          $495,789,132
                                               ============    ============   ==========          ============
   Class I Shares
   Net Assets                                  $272,234,759    $108,539,452   $       --          $380,774,221
                                               ============    ============   ==========          ============
   Shares outstanding (a)                        25,108,982      11,158,953    2,879,504(b)         39,147,439
                                               ============    ============   ==========          ============
   Net asset value and offering price per
      share                                    $      10.84            9.73   $       --          $       9.73
                                               ============    ============   ==========          ============
   Class R Shares
   Net Assets                                  $ 88,533,196    $ 26,368,275   $       --          $114,901,471
                                               ============    ============   ==========          ============
   Shares outstanding (a)                         8,315,896       2,914,706    1,465,693(b)         12,696,295
                                               ============    ============   ==========          ============
   Net asset value and offering price per
      share                                    $      10.65    $       9.05   $       --          $       9.05
                                               ============    ============   ==========          ============
   Class S Shares
   Net Assets                                  $     77,195    $     36,255   $       --          $    113,450
                                               ============    ============   ==========          ============
   Shares outstanding (a)                             7,139           3,731          805(b)             11,675
                                               ============    ============   ==========          ============
   Net asset value and offering price per
      share                                    $      10.81            9.72           --          $       9.72
                                               ============    ============   ==========          ============

----------
(a)  No par value, unlimited number of shares authorized.

(b) Reflects share adjustments, net of retired shares of the LifePath 2010 Portfolio (Note 4).

The accompanying notes are an integral part of these financial statements.

                         Barclays Global Investors Funds
                          LifePath Retirement Portfolio
                                    Pro Forma
                       Statement of Operations (Unaudited)
                    For the Twelve Months Ended June 30, 2009

                                                                 LifePath                     LifePath Retirement
                                               LifePath 2010    Retirement     Pro Forma           Portfolio
                                                 Portfolio      Portfolio     Adjustments     Pro Forma Combined
                                               -------------   ------------   ------------    -------------------
NET INVESTMENT INCOME ALLOCATED FROM
   CORRESPONDING MASTER PORTFOLIO
   Dividends                                   $  5,114,950    $  1,726,026   $     --           $  6,840,976
   Interest                                       9,260,189       3,421,567         --             12,681,756
   Expenses (a)                                    (895,816)       (320,797)    6,646(b)          (1,209,967)
                                               ------------    ------------   --------           ------------
Net investment income allocated from
   corresponding Master Portfolio                13,479,323       4,826,796     6,646             18,312,765
                                               ------------    ------------   --------           ------------
FUND EXPENSES
   Administration fees                            1,743,983         612,067         --              2,356,050
   Distribution fees - Class R Shares               232,384          66,182         --                298,566
   Professional fees                                 11,798          11,594    (11,594)(c)             11,798
   Independent trustees' fees                         3,804           1,232                             5,036
                                               ------------    ------------   --------           ------------
Total fund expenses                               1,991,969         691,075    (11,594)             2,671,450
   Less expense reductions                          (15,602)        (12,826)        --                (28,428)
                                               ------------    ------------   --------           ------------
Net fund expenses                                 1,976,367         678,249    (11,594)             2,643,022
                                               ------------    ------------   --------           ------------
Net investment income                            11,502,956       4,148,547     18,240             15,699,743
                                               ------------    ------------   --------           ------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ALLOCATED FROM CORRESPONDING MASTER
   PORTFOLIO
Net realized loss                               (37,775,363)    (12,921,020)        --            (50,696,383)
Net change in unrealized appreciation
   (depreciation)                               (18,732,500)     (3,433,120)        --            (22,165,620)
                                               ------------    ------------   --------           ------------
Net realized and unrealized loss                (56,507,863)    (16,354,140)        --            (72,862,003)
                                               ------------    ------------   --------           ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                  $(45,004,907)   $(12,205,593)  $ 18,240           $(57,192,260)
                                               ============    ============   ========           ============

----------
(a)  Net of fee reductions of $1,162,716, $411,152 and $1,573,868, respectively.

(b) Adjustment to eliminate duplicate professional fees allocated from Master Portfolio.

(c)  Adjustment to eliminate duplicate professional fees.

The accompanying notes are an integral part of these financial statements.

                         Barclays Global Investors Funds
                          LifePath Retirement Portfolio
                                    Pro Forma
               Notes to Combining Financial Statements (Unaudited)
                                  June 30, 2009

1) Description of the Fund

Barclays Global Investors Funds (the "Trust"), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust, formerly known as Barclays Global Investors Funds, Inc. was redomiciled from a Maryland corporation to a Delaware statutory trust effective January 11, 2002.

These financial statements relate only to the LifePath Retirement and LifePath 2010 Portfolios, (each, a "LifePath Portfolio," collectively, the "LifePath Portfolios").

The LifePath Portfolios offer three classes of shares: Class I, Class R and Class S. All classes of shares have equal rights to assets and earnings, and differ principally in administration and distribution fees.

Pursuant to the Trust's organizational documents, the LifePath Portfolios' officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the LifePath Portfolios. Additionally, in the normal course of business, the LifePath Portfolios enter into contracts with service providers that contain general indemnification clauses. The LifePath Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the LifePath Portfolios that have not yet occurred.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the LifePath 2010 Portfolio, (the "Target Fund") by the LifePath Retirement Portfolio, (the "Acquiring Fund") as if such acquisition had taken place as of June 30, 2009.

Under the terms of the Agreement and Plan of Reorganization (the "Agreement"), the combination of the Target Fund and the Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by a transfer of the net assets of the Target Fund in exchange for shares of the Acquiring Fund at net asset value. The Acquiring Fund will assume all of the liabilities of the Target Fund. The statement of assets and liabilities and the related statement of operations of the Target Fund and the Acquiring Fund have been combined as of and for the twelve months ended June 30, 2009. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for precombination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and the Target Fund included in their respective semi-annual reports dated June 30, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of the Target Fund by the Acquiring Fund had taken place as of June 30, 2009.

3) Security Valuation

The LifePath Portfolios are subject to the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"), "Fair Value Measurements." This standard establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Inputs may be based on independent market data ("observable inputs") or they may be internally developed ("unobservable inputs"). The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are as follows:

..    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the LifePath Portfolio has the ability to access at the measurement date;

..    Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability, and inputs that are derived principally from or corroborated by observable market data by correlation or other means;

..    Level 3 - Inputs that are unobservable for the asset or liability.

Each LifePath Portfolio invests all of its assets in a separate series (each, a "Master Portfolio") of Master Investment Portfolio ("MIP"). Each Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The value of each LifePath Portfolio's investment in its corresponding Master Portfolio reflects that LifePath Portfolio's interest in the net assets of that Master Portfolio (49.76% and 49.34% for the LifePath Retirement and LifePath 2010 Portfolios, respectively, as of June 30, 2009).

The determination of what constitutes an "observable" input may require significant judgment by the LifePath Portfolios. As of June 30, 2009, each LifePath Portfolio's investment in its corresponding Master Portfolio was classified as Level 2. The level of a value determined for an investment within the fair value hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the LifePath Portfolios' perceived risk of an investment in their corresponding Master Portfolio, nor the levels of the investments held within the Master Portfolios.

The LifePath Portfolios believe more relevant disclosure regarding fair value measurements relate to the investment portfolios of the Master Portfolios, which can be found in the MIP's Pro Forma Notes to Combining Financial Statements, and are included elsewhere in this report.

The performance of each LifePath Portfolio is directly affected by the performance of its corresponding Master Portfolio. The financial statements of each Master Portfolio, including the

Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding LifePath Portfolio's financial statements.

4) Capital Shares

The unaudited pro forma net asset value per share assumes retirement of the LifePath 2010 Portfolio shares of common stock in connection with the proposed acquisition of the LifePath 2010 Portfolio by the LifePath Retirement Portfolio as of June 30, 2009. The number of retired shares was calculated by dividing the net asset value of each class of the LifePath 2010 Portfolio by the respective class net asset value per share of the LifePath Retirement Portfolio.

                     Shares of      Additional Shares   Total Outstanding
                   Acquiring Fund   Assumed Issued In         Shares
Class of Shares   Pre-Combination     The Agreement      Post-Combination
---------------   ---------------   -----------------   -----------------
Class I              11,158,953         27,988,486         39,147,439
Class R               2,914,706          9,781,589         12,696,295
Class S                   3,731              7,944             11,675

5) Unaudited Pro Forma Adjustments

The unaudited pro forma financial statements reflect changes in fund shares as if the Agreement had taken place on June 30, 2009. LifePath 2010 Portfolio expenses were adjusted assuming LifePath Retirement Portfolio's fee structure was in effect for the twelve months ended June 30, 2009.

6) Use of Estimates

The following significant accounting policies are consistently followed by the Trust in the preparation of its financial statements in conformity with U.S. GAAP. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the twelve months ended June 30, 2009. Actual results could differ from those estimates.

7) Federal Income Taxes

Each LifePath Portfolio is treated as a separate entity for federal income tax purposes. It is the policy of each LifePath Portfolio to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the twelve months ended June 30, 2009.

The LifePath Portfolios had tax basis net capital carryforwards as of December 31, 2008, the tax year-end of the LifePath Portfolios, as follows:

                      Expiring
Portfolio               2016
-------------------   --------
LifePath Retirement   $880,743
LifePath 2010               19

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first.

Management has reviewed the tax positions as of June 30, 2009, inclusive of the prior three open tax return years, and has determined that no provision for income tax is required in the LifePath Portfolios' financial statements.

                                     PART C

                                OTHER INFORMATION

                         BARCLAYS GLOBAL INVESTORS FUNDS

ITEM 15. INDEMNIFICATION

     No change from the information set forth in Item 25 of PEA No. 71, which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a) Amended and Restated Agreement and Declaration of Trust, dated November 17, 2006, is incorporated herein by reference to Barclays Global Investors Funds' ("Registrant") Post-Effective Amendment No. 59, filed April 30, 2007 ("PEA No. 59").

(1)(b) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust, dated December 11, 2007, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 62, filed December 27, 2007 ("PEA No. 62").

(2) Amended and Restated By-Laws, dated November 17, 2006, are incorporated herein by reference to PEA No. 59.

(3)          Not applicable.

(4) Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Prospectus included as Part A of this Registration Statement.

(5) Article IV of the Amended and Restated By-Laws, dated November 17, 2006, is incorporated herein by reference to PEA No. 59.

(6)(a)       Not applicable.

(7)(a) Distribution Agreement between Registrant and SEI Investments Distribution Co. ("SEI") on behalf of the funds, dated March 31, 2003, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 42, filed May 1, 2003.

(7)(b) Amended Schedule I, dated November 18, 2008, to the Distribution Agreement between Registrant and SEI is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 67, filed November 21, 2008 ("PEA No. 67").

(8)          Not applicable.

(9)(a) Custody Agreement between Registrant and Investors Bank & Trust Company ("IBT") on behalf of the funds, dated October 21, 1996, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 22, filed July 30, 1999 ("PEA No. 22").

(9)(b) Amendment to Custody Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 57, filed March 2, 2006 ("PEA No. 57").

(9)(c) Amendment to Custody Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(9)(d) Amended Schedule A, dated March 26, 2008, to Custody Agreement between Registrant and IBT/1/ is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 66, filed April 28, 2008 ("PEA No. 66").

(10)(a) Distribution Plan, dated March 2, 2005, is incorporated herein by reference to PEA No. 57.

(10)(b) Appendix A, dated March 26, 2008, to the Distribution Plan is incorporated herein by reference to PEA No. 66.

(10)(c) Amended and Restated Rule 18f-3 Multi-Class Plan, dated November 18, 2008, is incorporated herein by reference to PEA No. 67.

(10)(d) Appendix A, dated November 18, 2008, to the Rule 18f-3 Multi-Class Plan is incorporated herein by reference to PEA No. 67.

(11) Opinion of Counsel (legality of securities being registered), filed herewith as Exhibit (11).

(12) Form of opinion as to tax matters and consent, filed herewith as Exhibit (12).

(13)(a) Transfer Agency and Service Agreement between Registrant and IBT/1/ on behalf of the funds, dated February 27, 1998, is incorporated herein by reference to PEA No. 22.

(13)(b) Amendment to Transfer Agency and Service Agreement, effective June 1, 2001, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(13)(c) Amendment to Transfer Agency and Service Agreement, effective September 1, 2004, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(13)(d) Amendment to Transfer Agency and Service Agreement, dated July 8, 2005, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 57.

(13)(e) Amendment to Transfer Agency and Service Agreement, effective January 1, 2006, between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 59.

(13)(f) Appendix A, dated March 26, 2008, to Transfer Agency and Service Agreement between Registrant and IBT/1/ is incorporated herein by reference to PEA No. 66.

(13)(g)(i) Amended and Restated Administration Agreement between Registrant and Barclays Global Investors, N.A. ("BGI"), dated May 1, 2006, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 58, filed April 28, 2006 ("PEA No. 58").

(13)(g)(ii) Amended Appendices A and B, dated November 18, 2008, to the Amended and Restated Administration Agreement between the Registrant and BGI are incorporated herein by reference to PEA No. 67.

(13)(h) Master Administration Fee Waiver Agreement between Registrant and BGI, dated September 1, 2006, is incorporated herein by reference to PEA No. 59.

(13)(i) Schedule A, dated March 19, 2009, to Master Administration Fee Waiver Agreement between Registrant and BGI is incorporated herein by reference to PEA No. 71.

(13)(j) Sub-Administration Agreement among Registrant, BGI, and IBT/1/ on behalf of the funds, dated October 21, 1996, is incorporated herein by reference to Registrant's Post-Effective Amendment No. 14, filed June 30, 1997.

(13)(k) Amendment to Sub-Administration Agreement, effective December 31, 2002, among Registrant, BGI and IBT/1/ is incorporated herein by reference to PEA No. 57.

(13)(l) Amendment to Sub-Administration Agreement, effective September 1, 2004, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 58.

(13)(m) Amendment to Sub-Administration Agreement, effective January 1, 2006, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(13)(n) Amendment to Sub-Administration Agreement, effective January 1, 2007, among Registrant, BGI and IBT is incorporated herein by reference to PEA No. 59.

(13)(o) Revised Master Fee Schedule, dated January 1, 2006, to each of the Sub-Administration, Custody and Transfer Agency and Service Agreements between Registrant and IBT is incorporated herein by reference to PEA No. 59.

(13)(p) Service Agreement between Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") on behalf of the funds, dated December 31, 1997, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 15, filed June 30, 1998 ("PEA No. 15").

(13)(q) Financial Services Agreement between Registrant and Merrill Lynch on behalf of the funds, dated December 31, 1997, is incorporated herein by reference to PEA No. 15.

(13)(r) Securities Lending Agency Agreement, dated April 2, 2007, between Registrant and BGI is incorporated herein by reference to PEA No. 59.

(13)(s) Schedule A, dated March 26, 2008, to Securities Lending Agency Agreement between Registrant and BGI is incorporated herein by reference to PEA No. 66.

(13)(t) Independent Expense Waiver Agreement among Registrant, Master Investment Portfolio ("MIP"), BGI and Barclays Global Fund Advisors ("BGFA"), dated March 19, 2009, is incorporated by reference herein to PEA No. 71.

(13)(u) Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(13)(v) Schedule I, dated March 26, 2008, to the Form of Bank Agency Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 66.

(13)(w) Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 59.

(13)(x) Schedule I, dated March 26, 2008, to the Form of Sub-Distribution Agreement between Registrant and SEI is incorporated herein by reference to PEA No. 66.

(14) Consent of Independent Registered Public Accounting Firm filed herewith as Exhibit (14).

(15)         Not applicable.

(16)(a) Power of Attorney for BGIF dated May 20, 2009, filed herewith as Exhibit (16)(a).

(16)(b) Power of Attorney for MIP dated May 20, 2009, filed herewith as Exhibit (16)(b).

(17)(a) Joint Code of Ethics of Registrant and MIP, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

    (b) Code of Ethics of BGFA, dated June 1, 2005, is incorporated herein by reference to PEA No. 57.

    (c) Code of Ethics of SEI, dated January 2004, is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 56, filed April 29, 2005.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reoffering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to a subsequent post-effective amendment to its registration statement on Form N-1A filed with the SEC after the consummation of the reorganization contemplated by this Registration Statement on Form N-14.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of San Francisco and the State of California, on the 31st day of August, 2009.

                                        BARCLAYS GLOBAL INVESTORS FUNDS


                                        By: /s/ Jack Gee
                                            ------------------------------------
                                            Jack Gee
                                            Treasurer
                                            (Chief Financial Officer)

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                           Title                       Date
---------------------------------   -------------------------   ---------------

/s/ H. Michael Williams             Trustee and President       August 31, 2009
---------------------------------   (Chief Executive Officer)
H. Michael Williams


       *                            Trustee                     August 31, 2009
---------------------------------
Mary G.F. Bitterman


       *                            Trustee                     August 31, 2009
---------------------------------
A. John Gambs


       *                            Trustee                     August 31, 2009
---------------------------------
Hayne E. Leland


       *                            Trustee                     August 31, 2009
---------------------------------
Jeffrey M. Lyons

       *                            Trustee                     August 31, 2009
---------------------------------
Lee T. Kranefuss


       *                            Trustee                     August 31, 2009
---------------------------------
Wendy Paskin-Jordan


       *                            Trustee                     August 31, 2009
---------------------------------
Leo Soong


 /s/  Jack Gee                      Treasurer                   August 31, 2009
---------------------------------   (Chief Financial Officer)
Jack Gee


By: /s/ H. Michael Williams
    -----------------------------
    H. Michael Williams *

*    As Attorney-in-Fact pursuant to the powers of attorney as filed herein.

                                   SIGNATURES

     This Registration Statement on Form N-14 of Barclays Global Investors Funds (the "Registrant") contains certain disclosures regarding series of the Master Investment Portfolio (the "Trust"). The Trust has, subject to the next sentence, duly caused this Registration Statement of the Registrant to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and the State of California, on the 31st day of August, 2009. This Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

                                        MASTER INVESTMENT PORTFOLIO


                                        By: /s/ Jack Gee
                                            ------------------------------------
                                            Jack Gee
                                            Treasurer
                                            (Chief Financial Officer)

     This Registration Statement on Form N-14 has been signed below by the following persons solely in the capacities and subject to the next sentence on the dates indicated. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

Signature                           Title                       Date
---------------------------------   -------------------------   ---------------


/s/ H. Michael Williams             Trustee and President       August 31, 2009
---------------------------------   (Chief Executive Officer)
H. Michael Williams


       *                            Trustee                     August 31, 2009
---------------------------------
Mary G.F. Bitterman


       *                            Trustee                     August 31, 2009
---------------------------------
A. John Gambs


       *                            Trustee                     August 31, 2009
---------------------------------
Hayne E. Leland

       *                            Trustee                     August 31, 2009
---------------------------------
Jeffrey M. Lyons


       *                            Trustee                     August 31, 2009
---------------------------------
Lee T. Kranefuss


       *                            Trustee                     August 31, 2009
---------------------------------
Wendy Paskin-Jordan


       *                            Trustee                     August 31, 2009
---------------------------------
Leo Soong


/s/ Jack Gee                        Treasurer                   August 31, 2009
---------------------------------   (Chief Financial Officer)
Jack Gee


By: /s/ H. Michael Williams
    -----------------------------
    H. Michael Williams *

*    As Attorney-in-Fact pursuant to the powers of attorney as filed herein.

Exhibit Index

The following exhibits are filed as part of this Registration Statement:

Exhibit No.   Description
-----------   ------------------------------------------------------------
(11)          Opinion of Counsel (legality of securities being registered)

(12)          Form of Opinion as to Tax Matters and Consent

(14)          Consent of Independent Registered Public Accounting Firm

(16)(a)       Power of Attorney for BGIF

(16)(b)       Power of Attorney for MIP